AMENDMENT NO. 4
                             dated as of October 28, 1994


                             amending (and restating) the


                            $360,000,000 CREDIT AGREEMENT
                            dated as of September 1, 1993


                                        among


                            FIRST HEALTHCARE CORPORATION,
                                     as Borrower


                              THE HILLHAVEN CORPORATION,
                                     as Guarantor


                             THE BANKS REFERRED TO HEREIN


                       THE LC ISSUING BANKS REFERRED TO HEREIN


                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                       as Agent


                                    CHEMICAL BANK,
                               as Administrative Agent


                                         and


                                J.P. MORGAN DELAWARE,
                                 as Collateral Agent












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                                  TABLE OF CONTENTS
            (Note: The Table of Contents is not a part of this Agreement)

                                                                       Page
                                      ARTICLE I

                                     DEFINITIONS

          1.01    Definitions                                             3
          1.02    Accounting Terms and Determinations                    27
          1.03    Classes and Types of Commitments and Loans             27
          1.04    Other Definitional Provisions                          27

                                      ARTICLE II

                                    THE FACILITIES

          2.01    Commitments to Lend                                    28
          2.02    Method of Borrowing                                    29
          2.03    Notes                                                  30
          2.04    Interest Rates                                         30
          2.05    Method of Electing Interest Rates                      32
          2.06    Letters of Credit                                      34
          2.07    Commitment Fees                                        43
          2.08    Repayments and Prepayments of Loans                    44
          2.09    Termination or Reduction of Commitments                47
          2.10    General Provisions as to Payments                      48
          2.11    Funding Losses                                         48
          2.12    Computation of Interest and Fees                       49
          2.13    Regulation D Compensation                              49

                                     ARTICLE III

                                      CONDITIONS

          3.01    Closing                                                50
          3.02    Credit Events                                          54
          3.03    Effectiveness of Amendment No. 4                       55

                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

          4.01    Corporate Existence and Power                          56
          4.02    Corporate and Governmental
                  Authorization; No Contravention                        57
          4.03    Binding Effect; Liens of
                  Collateral Documents                                   57
          4.04    Financial Information                                  57
          4.05    Litigation                                             59
          4.06    Compliance with ERISA                                  59
          4.07    Taxes                                                  59
          4.08    Compliance with Laws                                   59
          4.09    Investment Company Act                                 59



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          4.10    Public Utility Holding Company Act                     60
          4.11    Outstanding Debt                                       60
          4.12    No Defaults                                            60
          4.13    Ownership of Property, Liens                           60
          4.14    Intellectual Property                                  60
          4.15    No Burdensome Restrictions                             61
          4.16    Labor Matters                                          61
          4.17    Full Disclosure                                        61
          4.18    Representations in Other
                  Documents True and Correct                             61
          4.19    Use of Proceeds and Letters of Credit                  62
          4.20    Environmental Matters                                  62
          4.21    Solvency, Etc.                                         64
          4.22    Certain Matters at Closing Date                        64

                                      ARTICLE V

                                      COVENANTS

          5.01    Information                                            65
          5.02    Payment of Obligations                                 71
          5.03    Maintenance of Property                                71
          5.04    Insurance                                              71
          5.05    Compliance with Law                                    72
          5.06    Inspection of Property, Books and Records              72
          5.07    Maintenance of Existence, Rights, Etc.                 73
          5.08    Lines of Business                                      73
          5.09    Fiscal Year                                            73
          5.10    Maintenance of Equity Securities
                  of Subsidiaries                                        73
          5.11    Limitation on Debt                                     73
          5.12    Negative Pledge                                        76
          5.13    Consolidations, Mergers and Asset Sales                77
          5.14    Restricted Payments                                    78
          5.15    Limitation on Investments and
                  Asset Acquisitions                                     80
          5.16    Capital Expenditures                                   82
          5.17    Transactions with Affiliates                           82
          5.18    Limitation on Restrictions Affecting
                  Subsidiaries                                           83
          5.19    Preferred Stock                                        84
          5.20    No Modification of Certain
                  Documents Without Consent                              85
          5.21    Limitation on Prepayments of Debt                      85
          5.22    Fixed Charge Coverage                                  85
          5.23    Cash Flow Coverage                                     86
          5.24    Leverage Ratio                                         86
          5.25    Minimum Consolidated Tangible Net Worth                87
          5.26    Replacement of Real Estate Collateral
                  Due to Environmental Liabilities                       87
          5.27    Further Assurances                                     87






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                                      ARTICLE VI

                                       DEFAULTS

          6.01    Defaults                                               88
          6.02    Notice of Default                                      91
          6.03    Cash Cover                                             91

                                     ARTICLE VII

                                      THE AGENTS

          7.01    Appointment and Authorization                          92
          7.02    Agents and Affiliates                                  92
          7.03    Action by Agents                                       93
          7.04    Consultation with Experts                              93
          7.05    Liability of Agents                                    93
          7.06    Indemnification                                        93
          7.07    Credit Decision                                        94
          7.08    Agents' Fees                                           94
          7.09    Successor Agents                                       94
          7.10    Collateral Agent                                       94

                                     ARTICLE VIII

                               CHANGES IN CIRCUMSTANCES

          8.01    Basis for Determining Interest Rate
                  Inadequate or Unfair                                   95
          8.02    Illegality                                             96
          8.03    Increased Cost and Reduced Return                      96
          8.04    Taxes                                                  99
          8.05    Domestic Loans Substituted for Affected
                  Euro-Dollar Loans                                     101

                                      ARTICLE IX

                              GUARANTEE BY THE GUARANTOR
                          OF THE OBLIGATIONS OF THE BORROWER

          9.01    The Guarantee                                         102
          9.02    Guarantee Unconditional                               102
          9.03    Discharge Only Upon Payment in Full;
                  Reinstatement in Certain Circumstances                103
          9.04    Waiver                                                103
          9.05    Subrogation                                           103
          9.06    Stay of Acceleration                                  104









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                                      ARTICLE X

                                    MISCELLANEOUS

          10.01   Notices                                               104
          10.02   No Waiver; Benefits of Mortgages                      104
          10.03   Expenses; Indemnification                             105
          10.04   Sharing of Set-Offs                                   105
          10.05   Amendments and Waivers                                106
          10.06   Successors and Assigns                                107
          10.07   Margin Stock                                          109
          10.08   Substitution of Real Estate Collateral                109
          10.09   Failure of Bank to Satisfy Minimum
                  Rating Condition                                      111
          10.10   Pledge of Hillhaven Funding Collateral                112
          10.11   Governing Law; Submission to Jurisdiction             114
          10.12   Counterparts; Integration; Effectiveness              115
          10.13   WAIVER OF JURY TRIAL                                  115
          10.14   Confidentiality                                       115

          SIGNATURES                                                    117



































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          Schedule I -     Commitments of the Banks

          Schedule II -    Related Transaction Documents

          Schedule III -   Certain Existing Debt

          Schedule IV -    Affiliate Agreements

          Schedule V -     LC Issuing Banks

          Schedule VI -    Mortgaged Facilities

          Schedule VII -   Subsidiaries and Investments

          Schedule VIII -  Intentionally Omitted

          Schedule IX -    Designated IRB Debt

          Schedule X -     Insurance Requirements

          Exhibit A-1 -    Form of Term Note

          Exhibit A-2 -    Form of Revolver Note

          Exhibit B -      Form of  Opinion of  the General Counsel  of the
                           Borrower and the Guarantor

          Exhibit C -      Form of Opinion of Davis Polk & Wardwell

          Exhibit D -      Form  of  Agreement  Designating  Additional  LC
                           Issuing Bank

          Exhibit E -      Form of Borrower Security Agreement

          Exhibit F -      Form of Guarantor Pledge Agreement

          Exhibit G -      Form of Mortgage

          Exhibit H -      Form of Financial Officer's Certificate

          Exhibit I -      Form of  Opinion of  the General Counsel  of the
                           Borrower and the Guarantor to be delivered in connection with Amendment No. 4

          Exhibit J -      Form  of Opinion of Davis  Polk & Wardwell to be
                           delivered in connection with Amendment No. 4










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                         AMENDMENT NO. 4 TO CREDIT AGREEMENT


          AMENDMENT NO. 4 dated as of October 28, 1994 ("Amendment No. 4") to the Credit Agreement dated as of September 1, 1993 (as amended from time to time, the "Credit Agreement") among FIRST HEALTHCARE CORPORATION, as Borrower, THE HILLHAVEN CORPORATION, as Guarantor, the BANKS referred to in the Credit Agreement, the LC ISSUING BANKS referred to in the Credit Agreement, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent, CHEMICAL BANK, as Administrative Agent, and J.P. MORGAN DELAWARE, as Collateral Agent;

                                 W I T N E S S E T H:


             WHEREAS, the Guarantor has completed a recapitalization plan (the "Recapitalization Plan") pursuant to which, among other things, the Guarantor (i) purchased 23 health care facilities that it formerly leased from its former parent, National Medical Enterprises, Inc. (with its successors, "NME"), for a purchase price of $111,800,000, (ii) repaid its outstanding debt to NME in an aggregate principal amount of approximately $147,200,000 and
          (iii)  released   NME  from  its  obligations   as  guarantor  of
          approximately $400,000,000 of debt of the Guarantor and its subsidiaries;

                           WHEREAS, the Recapitalization Plan was financed by, among other things, the proceeds of (i) up to $360,000,000 of senior bank debt incurred by the Borrower on the terms and conditions set forth in the Credit Agreement, (ii) $175,000,000 of senior subordinated notes issued by the Guarantor,
          (iii) $120,000,000 of a new series of preferred stock issued by the Guarantor to NME and (iv) up to $40,000,000 of commercial paper issued by Hillhaven Funding Corporation, a special purpose subsidiary of the Guarantor that purchases substantially all of the Medicaid accounts receivable originated by the Guarantor's subsidiaries;

                           WHEREAS, the Guarantor and the Borrower entered into the $175,000,000 term loan facility provided in the Credit Agreement (the "Term Loan Facility") to finance a portion of the payments to be made by the Guarantor and its subsidiaries under the Recapitalization Plan;

                           WHEREAS, the Guarantor and the Borrower entered into the $85,000,000 revolving credit facility provided in the Credit Agreement (the "Revolving Credit Facility") to provide loans, and up to $20,000,000 of standby letters of credit, for general corporate purposes;







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                           WHEREAS,  the Guarantor and the Borrower entered
          into the $100,000,000 backstop credit facility provided in the Credit Agreement (the "IRB Backstop Facility") to provide new letters of credit to backstop existing letters of credit which support outstanding industrial revenue bonds issued for the benefit of the Borrower or certain partnerships in which the Borrower is a general partner or for which the Borrower is otherwise liable;

                           WHEREAS, the Banks have made loans to the Borrower under the Term Loan Facility and the Revolving Credit Facility, and have participated in letters of credit issued under the Revolving Credit Facility and the IRB Backstop Facility, on the terms and conditions provided in the Credit Agreement;

                           WHEREAS, the LC Issuing Banks have issued letters of credit under the Revolving Credit Facility and the IRB Backstop Facility on the terms and conditions provided in the Credit Agreement;

                           WHEREAS, in order to induce the Banks, the LC Issuing Banks and the Agents to enter into the Credit Agreement:

                 (i) the Guarantor has guaranteed all obligations of the Borrower under the Credit Agreement;

                (ii) the Borrower has secured its obligations under the Credit Agreement by granting to the Collateral Agent mortgages on and security interests in, among other things, specified health care facilities owned by the Borrower, all of the accounts receivable of the Borrower (except Medicaid accounts receivable sold to Hillhaven Funding Corporation and certain other accounts receivable pledged to other lenders), all intercompany accounts owed to the Borrower and all of the capital stock of certain subsidiaries of the Borrower; and

                (iii) the Guarantor has secured its obligations under its guarantee referred to above by granting to the Collateral Agent security interests in all of the capital stock of Medisave Pharmacies, Inc., all of the capital stock of Hillhaven Funding Corporation and all intercompany accounts owed by Hillhaven Funding Corporation to the Guarantor;

                           WHEREAS, the Credit Agreement has heretofore been amended by three amendments dated as of October 12, 1993, December 30, 1993 and May 27, 1994, respectively;











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                           WHEREAS,  the  parties to  the  Credit Agreement
          wish to further amend the Credit Agreement to (i) reduce the aggregate amount of the IRB Backstop Commitments by $20,000,000 and concurrently allow the Borrower to borrow additional Term Loans thereunder in an aggregate principal amount not to exceed $20,500,000, (ii) extend the Final Maturity Date from September 1, 1998 to October 28, 1999 and (iii) make certain other changes as hereinafter provided; and

                           WHEREAS, the parties hereto wish to set forth herein the provisions of the Credit Agreement as amended by the three prior amendments thereto and by this Amendment No. 4;

                           NOW, THEREFORE, the parties hereto agree as follows:


                                      ARTICLE I

                                     DEFINITIONS

                           SECTION  1.01.    Definitions.    The  following
          terms, as used herein, have the following meanings:

                           "Additional Term Commitment" means, with respect to each Bank, the obligation of such Bank to make one or more term loans to the Borrower pursuant to Section 2.01(a) of this Agreement as amended by Amendment No. 4 in an aggregate principal amount equal to the amount set forth opposite the name of such Bank under the heading "Additional Term Commitments" in Schedule I hereto.

                           "Adjusted  Consolidated  Net Income"  means, for
          any period, Consolidated Net Income for such period, adjusted to exclude therefrom, without duplication, (i) gains or losses from the sale of assets (other than inventory sold in the ordinary course of business) net of related tax effects and (ii) the net income (or loss) of any Person (other than a Consolidated
          Subsidiary or Non-Consolidated Partnership) in which the Guarantor or a Consolidated Subsidiary has an ownership interest, except to the extent that such Person pays dividends or distributions in cash to the Guarantor or a Consolidated Subsidiary during such period.

                           "Administrative Agent" means Chemical Bank, in its capacity as administrative agent for the Banks under the Financing Documents, and its successors in such capacity.

                           "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower and the Agent) duly completed by such Bank.




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                           "Affiliate"  means  any  Person  (other  than  a
          Subsidiary of  the Guarantor) directly or indirectly controlling,
          controlled by or  under common  control with the  Guarantor.   As
          used in this definition, the term "control" means possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                           "Affiliate  Agreements"   means  the  agreements
          listed in Schedule IV hereto.

                           "Agent"  means   Morgan,  in  its   capacity  as
          syndication and documentation agent for the Banks under the Financing Documents, and its successors in such capacity.

                           "Agents" means the Agent, the Administrative Agent and the Collateral Agent.

                           "Agreement", when used with respect to this Agreement, means the Credit Agreement dated as of September 1, 1993 among the Borrower, the Guarantor, the Banks, the LC Issuing Banks, the Agent, the Administrative Agent and the Collateral Agent, as amended and in effect from time to time.

                           "Amendment No. 4 Effective Date" means the date Amendment No. 4 becomes effective in accordance with Section 3.03.

                           "Amendment No. 4" means Amendment No. 4 dated as of October 28, 1994 to this Agreement.

                           "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

                           "Applicable Margin" has the meaning set forth in
          Section 2.04(f).

                           "Applicable Percentage" means, with respect to any Bank:

                           (i) when used with respect to IRB Letters of Credit or related LC Liabilities, (A) the percentage that such Bank's IRB Backstop Commitment constitutes of the aggregate amount of the IRB Backstop Commitments of all the Banks or (B) if the IRB Backstop Commitments shall have terminated, the percentage that such Bank's IRB Backstop Commitment immediately prior to such termination constituted of the aggregate amount of the IRB Backstop Commitments of all the Banks at such time; and




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                 (ii)  when used with respect  to Revolver Letters of Credit or related LC Liabilities, (A) the percentage that such Bank's Revolver Commitment constitutes of the aggregate amount of the Revolver Commitments of all the Banks or (B) if the Revolver Commitments shall have terminated, the percentage that such
             Bank's   Revolver   Commitment   immediately   prior  to   such
             termination  constituted  of  the   aggregate  amount  of   the
             Revolver Commitments of all the Banks at such time.

                           "Asset Acquisition" means (i) the acquisition of any health care facility, nursing center, retirement housing facility or pharmacy (or any interest in any of the foregoing) by the Guarantor or any of its Subsidiaries and (ii) any acquisition of assets by the Guarantor or any of its Subsidiaries outside the ordinary course of business.

                           "Asset Sale"  means  any sale,  lease  or  other
          disposition by the Guarantor or any of its Subsidiaries of any asset (excluding any Sold Asset Note), excluding (i) dispositions of inventory and used, surplus or worn out equipment in the ordinary course of business, (ii) dispositions constituting Casualty Events, (iii) dispositions to the Borrower or a Subsidiary of the Borrower, (iv) dispositions of Medicaid accounts receivable to Hillhaven Funding and (v) cash payments otherwise permitted under this Agreement.

                           "Assignee" has the meaning set forth in Section 10.06(c).

                           "Bank" means each bank or other financial institution listed on the signature pages hereof under the heading "Banks", each Assignee which becomes a "Bank" for purposes hereof pursuant to Section 8.03(d) or 10.06(c), and their respective successors.

                           "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

                           "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                           "Borrower" means First Healthcare Corporation, a Delaware corporation, and its successors.

                           "Borrower Security Agreement" means the Security Agreement dated as of September 1, 1993 between the Borrower and the Collateral Agent, substantially in the form of Exhibit E hereto, as the same may be amended from time to time.





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                           "Borrowing"   means    a   borrowing   hereunder
          consisting of Loans made to the Borrower at the same time by the Banks pursuant to Article II.

                           "Capital Lease" means a lease that would be capitalized on a balance sheet of the lessee prepared in accordance with generally accepted accounting principles.

                           "Cash Flow Ratio" means, at the end of any Fiscal Quarter, the ratio of (x) Consolidated Operating Cash Flow for the period of four consecutive Fiscal Quarters then ended to
          (y) Consolidated Debt for Borrowed Money at the end of such period.

                           "Casualty Event" means (i) any destruction of or damage to property through one or more related events for which the Guarantor or any of its Subsidiaries may be entitled to insurance proceeds or restitution payments or (ii) any condemnation of property, or any transfer or other disposition of property in lieu of condemnation, for which the Guarantor or any of its Subsidiaries may be entitled to a condemnation award or other compensation.

                           "Casualty Proceeds" means, with respect to any Casualty Event, all insurance proceeds (except proceeds of business interruption insurance), restitution payments, condemnation awards and other compensation received by the Guarantor or any of its Subsidiaries (or, in the case of a Casualty Event relating to a Mortgaged Facility, by the Collateral Agent in accordance with the Collateral Documents) in respect thereof.

                    "CERCLA"   means    the   Comprehensive   Environmental
          Response, Compensation and Liability Act of 1980, as amended from time to time, and the regulations promulgated thereunder.

                           "Charter Documents" means, in relation to any corporation, the certificate of incorporation, by-laws and other constitutional documents of such corporation, including the certificate of designation for any series of preferred stock.

                           "Chemical"   means   Chemical   Bank,  and   its
          successors.

                           "Class" has  the  meaning set  forth in  Section
          1.03.

                           "Closing Date" means September 2, 1993.

                           "Collateral" means all property, real and personal, tangible and intangible, with respect to which Liens are created or are purported to be created pursuant to the Collateral Documents.




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                           "Collateral Agent" means Morgan Delaware, in its
          capacity as Collateral Agent for the Banks, the LC Issuing Banks and the Agents under the Financing Documents, and its successors in such capacity.

                           "Collateral Documents" means the Borrower Security Agreement, the Guarantor Pledge Agreement, the Mortgages and all other supplemental or additional security agreements, pledge agreements, mortgages or similar instruments delivered pursuant hereto or thereto.

                           "Commitment" means any Additional Term Commitment, Revolver Commitment or IRB Backstop Commitment, and "Commitments" means any or all of the foregoing, as the context may require.

                           "Consolidated Capital Expenditures" means, for any Fiscal Year, the gross additions to property, plant and equipment and other capital expenditures of the Guarantor and its Consolidated Subsidiaries for such Fiscal Year, as the same are or would be reflected in a consolidated statement of cash flows of the Guarantor and its Consolidated Subsidiaries for such Fiscal Year; provided that "Consolidated Capital Expenditures" in any Fiscal Year shall exclude (i) any such expenditure for the restoration or replacement of fixed assets which are subject to a casualty loss or a condemnation event to the extent that a Financial Officer of the Guarantor shall have delivered to the Agent a certificate stating that the cost thereof is offset (or reasonably expected to be offset) by any related insurance proceeds, restitution payments, condemnation awards or other compensation (but such cost shall be deemed to be a Consolidated Capital Expenditure when, and to the extent that, a Financial Officer of the Guarantor no longer reasonably expects that such offsetting compensation will be received) and (ii) additions to the property, plant and equipment reflected in the consolidated financial statements of the Guarantor and its Consolidated Subsidiaries that are attributable to the acquisition by the Borrower of additional partnership interests in a Person which was theretofore a Non-Consolidated Partnership and the resulting inclusion of its pre-existing property, plant and equipment in such consolidated financial statements.

                           "Consolidated  Debt for Borrowed Money" means at
          any date the sum, without duplication, of (x) the aggregate amount of Debt of the types described in clauses (i), (ii) and
          (iv) of the definition of "Debt" which is either Debt of the Guarantor and its Consolidated Subsidiaries or Debt of others Guaranteed by the Guarantor or any of its Consolidated Subsidiaries, and (y) the aggregate amount of Debt of the type described in clause (vi) of the definition of "Debt" which is either non-contingent Debt of the Guarantor and its Consolidated Subsidiaries or non-contingent Debt of others Guaranteed by the Guarantor or any of its Consolidated Subsidiaries, all determined on a consolidated basis as of such date after excluding accrued interest for the then current period not yet due and payable.

                           "Consolidated EBITDARG" means, for any period, Adjusted Consolidated Net Income for such period plus, to the extent deducted in determining Adjusted Consolidated Net Income for such period, the sum of (i) Consolidated Interest Expense,
          (ii) income tax expense, (iii) depreciation, amortization and other similar noncash charges, (iv) noncash compensation expense,
          (v) Consolidated Rental Expense and (vi) NME Guarantee Fees, and minus (A) to the extent included in determining Adjusted Consolidated Net Income for such period, any interest income during such period (other than interest income on Sold Asset Notes) and (B) any cash paid during such period in respect of noncash compensation expense accrued during any prior period.

                           "Consolidated Interest Expense" means, for any period, the interest expense of the Guarantor and its Consolidated Subsidiaries, determined on a consolidated basis for such period; provided that Consolidated Interest Expense shall not (i) include interest capitalized in accordance with generally accepted accounting principles or (ii) be reduced by any interest income.

                           "Consolidated Net Income" means, for any period, the net income (or loss) of the Guarantor and its Consolidated Subsidiaries, determined on a consolidated basis for such period.


                           "Consolidated Operating Cash Flow" means, for any period, (i) Adjusted Consolidated Net Income for such period, plus (ii) to the extent deducted in determining Adjusted Consolidated Net Income for such period, the sum of (A) depreciation, amortization and other similar noncash charges and
          (B) noncash compensation expense, plus (iii) any increase (or minus any decrease) during such period in the consolidated deferred tax liabilities of the Guarantor and its Consolidated Subsidiaries, plus (iv) any decrease (or minus any increase) during such period in the consolidated deferred tax assets of the Guarantor and its Consolidated Subsidiaries, minus (v) any cash paid during such period in respect of noncash compensation expense accrued during any prior period.

                           "Consolidated Rental Expense" means, for any period, the rental expense for operating leases of the Guarantor and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

                           "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Guarantor in its consolidated financial statements if such statements were prepared as of such date.

                           "Consolidated Tangible Net Worth" means at any date the consolidated stockholders' equity of the Guarantor and its Consolidated Subsidiaries less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to May 31, 1993 in the book value of any asset owned by the Guarantor, a Consolidated Subsidiary or a Non-Consolidated Partnership, (ii) all equity investments in Persons which are not Consolidated Subsidiaries or
          Non-Consolidated Partnerships and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses and other intangible assets (excluding deferred tax assets).

                           "Convertible Subordinated Debenture Indenture" means the indenture dated as of November 1, 1992 between the Guarantor and Bankers Trust Company, as trustee.

                           "Convertible Subordinated Debentures" means the Guarantor's 7-3/4% Convertible Subordinated Debentures due 2002 issued pursuant to the Convertible Subordinated Debenture Indenture.

                           "Credit Event"  means (i) the making  of a Loan,
          (ii) the issuance of a Letter of Credit or (iii) the extension of the expiry date of a Letter of Credit.

                           "Credit Exposure"  means, as to any  Bank at any
          time, the sum of (i) the principal amount of its Term Loans outstanding at such time plus the unused portion of its Additional Term Commitment (if then in effect), (ii) its Revolver Commitment (or, if its Revolver Commitment shall have terminated, its Revolver Exposure at such time) and (iii) its IRB Backstop Commitment (or, if its IRB Backstop Commitment shall have terminated, its Applicable Percentage of the LC Liabilities in respect of IRB Letters of Credit at such time).

                           "Debt" of any Person means, without duplication,
          (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all obligations of such Person as lessee under Capital Leases, (v) all obligations of such Person to purchase securities which arise out of or in connection with the sale of the same or substantially similar securities, (vi) all obligations of such Person (whether contingent or non-contingent) to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument, (vii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (viii) all Debt of others Guaranteed by such Person; provided that neither trade accounts payable arising in the ordinary course of business nor obligations in respect of insurance policies or performance or surety bonds which are not themselves Guarantees of Debt (nor drafts, acceptances or similar instruments evidencing the same nor obligations in respect of letters of credit supporting the payment of the same) shall constitute Debt.

                           "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                           "Designated IRB Debt" means industrial revenue bonds or similar instruments issued for the benefit of the Borrower, any of its Subsidiaries or any partnership in which the Borrower or one of its Subsidiaries is a general partner (or for which the Borrower is otherwise liable) which are outstanding on the Effective Date and (x) identified in Schedule IX hereto or
          (y) designated by the Borrower by written notice to the Banks as "Designated IRB Debt" for all purposes hereunder.

                           "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

                           "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

                           "Domestic Loan" means (i) a Loan which bears interest at a rate based on the Base Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or the provisions of Article VIII or (ii) an overdue amount that was a Domestic Loan immediately before it became overdue.

                           "Effective Date" means September 2, 1993, the date this Agreement became effective in accordance with Section 10.12.

                           "Enforceable Judgment" means a judgment or order of a court or arbitral or regulatory authority as to which the period, if any, during which the enforcement of such judgment or order is stayed shall have expired. A judgment or order which is under appeal or as to which the time in which to perfect an appeal has not expired shall not be deemed an Enforceable Judgment so long as enforcement thereof is effectively stayed pending the outcome of such appeal or the expiration of such period, as the case may be.

                           "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions relating to the environment or to the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

                           "Environmental Liabilities" means any and all liabilities of or relating to the Guarantor or any of its Subsidiaries (including any entity which is, in whole or in part, a predecessor of the Guarantor or any of its Subsidiaries), whether vested or unvested, contingent or fixed, actual or potential, known or unknown, which arise under or relate to matters covered by Environmental Laws.

                           "Equity Security" of any Person means any capital stock or other equity security issued by such Person or any warrant or other right to purchase or otherwise acquire such an equity security from such Person. For purposes of this Agreement, the term "Equity Securities" shall include the Convertible Subordinated Debentures and the PIP Convertible Debentures.

                           "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

                           "ERISA Group" means the Borrower and the Guarantor and any Subsidiary of either and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or the Guarantor or any Subsidiary of either, are treated as a single employer under Section 414 of the Internal Revenue Code.

                           "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

                           "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

                           "Euro-Dollar Loan" means (i) a Loan which bears interest at a rate based on the London Interbank Offered Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or (ii) an overdue amount that was a Euro-Dollar Loan immediately before it became overdue.

                           "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.13.

                           "Event of Default" has  the meaning set forth in
          Section 6.01.

                           "Excess Proceeds of Sold Asset Notes" means all cash proceeds received by the Guarantor or any of its Subsidiaries from the prepayment of any Sold Asset Note less (i) the amount of any underlying Debt that is required to be repaid, or that the Guarantor or such Subsidiary elects to repay, in connection with such prepayment and (ii) any pre-payment premiums and other expenses reasonably incurred in connection with repaying such underlying Debt; provided that, if the Guarantor or such Subsidiary shall be required or shall have elected to repay such underlying Debt in connection with any such prepayment, subsequent scheduled payments of principal of such Sold Asset Note that would have been applied to repay such underlying Debt shall be treated as Excess Proceeds of Sold Asset Notes when received.

                           "Executive   Officer"   means   any   "executive
          officer" of the Guarantor or the Borrower within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934, as amended.

                           "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

                           "Final Maturity Date" means October 28, 1999.

                           "Financial Accommodations" means arrangements for the extension of credit or other financial accommodation to the Guarantor and/or one or more of its Subsidiaries, including committed or uncommitted lines of credit for advances or other financial accommodation, letters of credit, performance and surety bonds and the like, committed or uncommitted agreements for the purchase of accounts receivable or other financial assets, with or without recourse or repurchase obligation, forward and future contracts for purchase of bullion or foreign currencies and other similar arrangements and interest rate swaps and other similar arrangements, but excluding trade accounts payable arising in the ordinary course of business.

                           "Financial Officer" means the chief financial officer, chief accounting officer or treasurer of the Borrower or the Guarantor.

                           "Financing Documents" means this Agreement, the Notes, the Collateral Documents and any Substitute Reimbursement Agreement that the Borrower and the Guarantor designate as an additional Financing Document after the Closing Date pursuant to
          Section 2.06(p).

                           "Fiscal Quarter" means a fiscal quarter of the Guarantor.

                           "Fiscal  Year"  means  a  fiscal   year  of  the
          Guarantor.

                           "Fixed Charge Ratio" means, for any period, the ratio of (x) Consolidated EBITDARG for such period to (y) the sum of Consolidated Interest Expense, Consolidated Rental Expense and NME Guarantee Fees for such period.

                           "Group of Loans" means at any time a group of Loans of any Class consisting of (i) all Loans of such Class that are Domestic Loans at such time or (ii) all Loans of such Class that are Euro-Dollar Loans having the same Interest Period at such time; provided that, if Loans of any particular Bank are converted to or made as Domestic Loans pursuant to Section 8.02 or 8.05, such Loans shall be included in the same Group or Groups of Loans from time to time as they would have been in if they had not been so converted or made.

                           "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment
          of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee", when used as a verb, has a corresponding meaning.

                           "Guarantor" means The Hillhaven Corporation, a Nevada corporation, and its successors.

                           "Guarantor Pledge Agreement" means the Pledge Agreement dated as of September 1, 1993 between the Guarantor and the Collateral Agent, substantially in the form of Exhibit F hereto, as the same may be amended from time to time.

                           "Hazardous Substances" means any toxic, radioactive, corrosive or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics, whether or not regulated under Environmental Laws.

                           "Hillhaven  Funding"   means  Hillhaven  Funding
          Corporation, a Nevada corporation, and its successors.

                           "Indemnitee"  has  the  meaning  set   forth  in
          Section 10.03(b).

                           "Information Memorandum" means the confidential descriptive memorandum dated July, 1993 furnished to the Banks in connection with the transactions contemplated hereby.

                           "Interest Period" means, with respect to each Euro-Dollar Loan, a period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as a Borrower may elect in the applicable notice; provided that:

                           (a) any Interest Period that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                           (b)  any Interest Period that begins on the last
             Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to the provisions of paragraph (c) of this proviso, end on the last Euro-Dollar Business Day of a calendar month; and

                           (c) if any Interest Period includes a date on which a payment of principal of any Loan is required (as of the commencement of such Interest Period) to be made under
             Section 2.08(a) or (b) but does not end on such date, then (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above.

                           "Internal  Revenue  Code"  means   the  Internal
          Revenue Code of 1986, as amended, or any successor statute.

                           "Investment" means, with respect to any Person (the "Investor"), any investment by the Investor in any other Person, whether by means of share purchase, capital contribution, loan, advance, purchase of Debt, payment in respect of a Guarantee of Debt, time deposit or otherwise.

                           "IRB Backstop Commitment" means, with respect to each Bank, as the context may require, either (i) the obligation of such Bank to participate in IRB Letters of Credit or (ii) the amount set forth opposite the name of such Bank under the heading "IRB Backstop Commitments" in Schedule I hereto, as such amount may be reduced from time to time pursuant to Section 2.09.

                           "IRB  Letter  of  Credit" means  (i)  a  standby
          letter  of  credit  issued by  an  LC  Issuing  Bank pursuant  to
          Section 2.06(b)   for   the   account   of    the   Borrower   or
          (ii) a Substitute IRB Letter of Credit.

                           "LC  Fee  Rate" has  the  meaning  set forth  in
          Section 2.06(g).

                           "LC Issuing Banks" means (i) the banks listed in
          Schedule V hereto, (ii) any bank which hereafter becomes an "LC Issuing Bank" pursuant to an agreement substantially in the form of Exhibit D hereto signed by such bank and the Borrower and delivered to each of the Agents and (iii) their respective successors. Promptly upon receiving notice of the designation of any bank as an additional LC Issuing Bank pursuant to clause (ii) of this definition, the Agent shall notify each of the Banks thereof.

                           "LC Liabilities" means at any time the sum, without duplication, of (i) the aggregate amount available for drawing under Letters of Credit outstanding at such time and (ii) the aggregate unpaid amount at such time of Reimbursement Obligations in respect of drawings theretofore made under Letters of Credit.

                           "LC Payment  Date" has the meaning  set forth in
          Section 2.06(h).

                           "LC Reimbursement Date" means, with respect to any Letter of Credit, an LC Payment Date applicable to such Letter of Credit, or, if later, the Domestic Business Day next succeeding the Domestic Business Day on which the Administrative Agent shall have notified the Borrower of such LC Payment Date and of the amount payable by the relevant LC Issuing Bank under such Letter of Credit on such LC Payment Date.

                           "Leased Facilities" means the health care facilities identified in Exhibit A to the NME Agreement leased by the Borrower from NME prior to the Closing Date that were purchased from NME as part of the Recapitalization Plan.

                           "Letter of Credit" means any Revolver Letter of Credit or IRB Letter of Credit, and "Letters of Credit" means any or all of the foregoing, as the context may require.

                           "Level I Status" exists at any date if the Quarter-End Leverage Ratio at such date is not greater than 1.00 to 1.

                           "Level II Status" exists at any date if the Quarter-End Leverage Ratio at such date is greater than 1.00 to 1 but not greater than 1.25 to 1.

                           "Level III Status" exists at any date if the Quarter-End Leverage Ratio at such date is greater than 1.25 to 1 but not greater than 1.50 to 1.

                           "Level IV Status" exists at any date if the Quarter-End Leverage Ratio at such date is greater than 1.50 to 1 but not greater than 1.75 to 1.

                           "Level V Status" exists at any date if the Quarter-End Leverage Ratio at such date is greater than 1.75 to 1 but not greater than 2.00 to 1.

                           "Level VI Status" exists at any date if the Quarter-End Leverage Ratio at such date is greater than 2.00 to 1.

                           "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset or any other arrangement the economic effect of which is to give a creditor preferential access to such asset to satisfy its claim. For the purpose of this Agreement, the Guarantor or any Subsidiary of the Guarantor shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement or other title retention agreement relating to such asset or any Capital Lease.

                           "Loan" means any Term Loan or Revolver Loan, and "Loans" means any or all of the foregoing, as the context may require.

                           "London Interbank Offered Rate" has the meaning set forth in Section 2.04(b).

                           "Material Adverse Effect" means (i) any material adverse effect upon the condition (financial or otherwise), results of operations, properties, assets, liabilities, business, operations, capitalization, stockholders' equity, licenses or franchises of the Guarantor and its Subsidiaries, taken as a whole, (ii) a material adverse effect on the ability of the Obligors to remain at all times in compliance with the requirements of this Agreement or (iii) a material adverse effect on the rights and remedies of the Agents, the Banks or the LC Issuing Banks under the Financing Documents.

                           "Material Debt" means Debt (other than Debt arising under this Agreement) of the Guarantor and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $10,000,000.

                           "Material  Plan" means  at  any time  a Plan  or
          Plans  having  aggregate   Unfunded  Liabilities  in  excess   of
          $1,000,000.

                           "Medisave"  means   Medisave  Pharmacies,  Inc.,
          a Delaware corporation, and its successors.

                           "Moody's" means Moody's Investors Service, Inc. and its successors.

                           "Morgan" means Morgan Guaranty Trust Company of New York, and its successors.

                           "Morgan Delaware" means J.P. Morgan Delaware, and its successors.

                           "Mortgaged Facilities" means the health care facilities identified in Schedule VI hereto, as such Schedule may be modified from time to time in accordance with Section 10.08.

                           "Mortgages" means the mortgages, deeds of trust and similar instruments relating to the Mortgaged Facilities, substantially in the form of Exhibit G hereto, as each of the same may be amended from time to time.

                           "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of
          Section 4001(a)(3) of  ERISA  to which  any member  of the  ERISA
          Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                           "Net Cash Proceeds" means, with respect to any Asset Sale, an amount equal to the cash proceeds received by the Guarantor or any or its Subsidiaries from or in respect of such Asset Sale (including any cash proceeds received as income and any noncash proceeds of any Asset Sale which are converted into cash, but excluding any Sold Asset Note), less (x) any expenses reasonably incurred by such Person in respect of such Asset Sale and (y) the amount of any Debt that is secured by a Lien on one or more of the assets being sold and that is required to be repaid in connection with the sale thereof, and any taxes paid or payable by such Person (as estimated in good faith by a Financial Officer) in respect of such Asset Sale.

                           "NME" means National Medical Enterprises, Inc., a Nevada corporation, and its successors and, unless the context otherwise requires, any or all of its Subsidiaries.

                           "NME Agreement" means the letter agreement dated June 22, 1993 between NME and the Guarantor.

                           "NME Guarantee Fees" means fees payable by the Guarantor to NME pursuant to the NME Guarantee Reimbursement Agreement.

                           "NME Guarantee Reimbursement Agreement" means the Guarantee Reimbursement Agreement dated as of January 31, 1990, as amended, between NME and the Guarantor.

                           "Non-Consolidated Partnership" means any partnership (i) in which the Guarantor or one of its Consolidated Subsidiaries is a general partner and (ii) which is not a Consolidated Subsidiary of the Guarantor.

                           "Note" means a promissory note of the Borrower payable to the order of a Bank evidencing the Borrower's obligation to repay such Bank's Loans of a specific Class or of a specific Type and Class. Each Note shall be substantially in the form of Exhibit A hereto for the relevant Class (modified as provided in Section 2.03(b), if applicable). "Notes" means any or all of such promissory notes, as the context may require.

                           "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

                           "Notice of Interest Rate Election" has the meaning set forth in Section 2.05(a).

                           "Obligors" means the Borrower and the Guarantor.

                           "Outstanding LC Exposure" means, as to any Bank at any time, the sum of (i) its Applicable Percentage of the LC Liabilities in respect of IRB Letters of Credit at such time and (ii) its Applicable Percentage of the LC Liabilities in respect of Revolver Letters of Credit at such time.

                           "Parent" means, with respect to any Bank, any Person controlling such Bank.

                           "Participant"  has  the  meaning  set  forth  in
          Section 10.06(b).

                           "PBGC"  means  the   Pension  Benefit   Guaranty
          Corporation or any entity succeeding to any or all of its functions under ERISA.

                           "Permitted Encumbrances" means, with respect to any real property owned or leased by the Guarantor or any of its Subsidiaries (including Mortgaged Facilities):

                           (a) Liens for taxes, assessments or other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Guarantor or such Subsidiary, as the case may be, in accordance with generally accepted accounting principles;

                           (b) carriers', warehousemen's, mechanics', materialmens', repairmens' or other like Liens arising by operation of law in the ordinary course of business so long as
             (A) the underlying obligations are not overdue for a period of more than 60 days or (B) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Guarantor or such Subsidiary, as the case may be, in accordance with generally accepted accounting principles; and

                           (c) other Liens or title defects (including matters which an accurate survey might disclose) which (x) do not secure Debt and (y) do not materially detract from the value of such real property or materially impair the use thereof by the Guarantor or such Subsidiary in the operation of its business.

                           "Permitted Intercompany Debt" means:

                           (a) Debt of the Guarantor or any Subsidiary of the Guarantor owing to the Borrower;

                           (b) Debt of the Borrower owing to the Guarantor or any Subsidiary of the Guarantor;

                           (c) Debt of the Guarantor owing to Medisave in an aggregate outstanding principal amount not exceeding the outstanding principal amount of Debt of the Guarantor owing to Medisave at May 31, 1993;

                           (d) additional Debt of the Guarantor owing to Medisave so long as, immediately after giving effect to the incurrence of such Debt, the sum of (i) the aggregate amount of dividends declared by Medisave after May 31, 1993 and (ii) the aggregate principal amount of Debt of the Guarantor permitted to be outstanding pursuant to this paragraph (d) would not exceed the consolidated net income (if positive) of Medisave and its Subsidiaries for the period (treated as one accounting period) beginning on June 1, 1993 and ending at the end of the most recent Fiscal Quarter ending before such proposed Debt is incurred; and

                           (e) Debt of Medisave owing to any of its Subsidiaries, and Debt of any Subsidiary of Medisave owing to Medisave.

                           "Permitted Liens" means the Liens permitted to exist under Section 5.12.

                           "Permitted Preferred Stock" means the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock.

                           "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                           "PIP Convertible Debentures" means the Guarantor's Convertible Debentures due 1999 issued to PIP Funding pursuant to the Guarantor's 1991 Performance Investment Plan and held by PIP Funding as of the Closing Date.

                           "PIP Funding" means Hillhaven PIP Funding I, Inc., a Delaware corporation, and its successors.

                           "PIP Options" means options outstanding on the Closing Date entitling the holders thereof to acquire PIP Convertible Debentures from PIP Funding in accordance with the terms of such options.

                           "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                           "Pricing Level" means Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

                           "Prime Rate" means the rate of interest publicly announced by the Administrative Agent in New York City from time to time as its Prime Rate.

                           "Qualification"  means,  with  respect   to  any
          report of independent public accountants covering financial statements, a qualification to such report (such as a "subject to" or "except for" statement therein) (i) resulting from a limitation on the scope of examination of such financial statements or the underlying data, (ii) as to the capability of the Person whose financial statements are certified to continue operations as a going concern or (iii) which could be eliminated by changes in financial statements or notes thereto covered by such report (such as, by the creation of or increase in a reserve or a decrease in the carrying value of assets) and which if so eliminated by the making of any such change and after giving effect thereto would occasion a Default; provided that neither of the following shall constitute a Qualification: (a) a consistency exception relating to a change in accounting principles with which the independent public accountants for the Person whose financial statements are being examined have concurred or (b) a qualification relating to the outcome or disposition of any uncertainty, including but not limited to threatened litigation, pending litigation being contested in good faith, pending or threatened claims or other contingencies, the impact of which litigation, claims, contingencies or uncertainties cannot be determined with sufficient certainty to permit quantification in such financial statements.

                           "Quarter-End Leverage Ratio" means for any day the ratio of Consolidated Debt for Borrowed Money to Consolidated Tangible Net Worth at the date of the then most recent consolidated financial statements of the Guarantor delivered to the Administrative Agent pursuant to Section 4.04(a), 5.01(a)(i) or 5.01(b)(i).

                           "Quarterly Date" means any March 31, June 30, September 30 or December 31 or, if any such date in any year is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

                           "Recapitalization Plan" has the meaning set forth in the first recital.

                           "Reference Banks" means the principal London offices of Morgan, Chemical and Swiss Bank Corporation.

                    "Regulated Activity" means any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Substance.

                           "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                           "Reimbursement Obligations" means, at any time, all non-contingent obligations of the Borrower then outstanding under Section 2.06(i) or any Substitute Reimbursement Agreement to reimburse the LC Issuing Banks for drawings under Letters of Credit, including all such non-contingent obligations of the Borrower arising under its guarantee of the obligations of any partnership account party under any Substitute Reimbursement Agreement.

                           "Related   Transaction   Documents"  means   the
          agreements and other documents listed in Schedule II hereto.

                    "Release" means any discharge, emission or release, including a Release as defined in CERCLA at 42 U.S.C. Section 9601(22). The term "Release", when used as a verb, has a corresponding meaning.

                           "Required Banks" means at any time Banks having at least 51% of the aggregate amount of the Credit Exposures of all the Banks at such time.

                           "Restricted Payment" means (i) any dividend or other distribution on any Equity Securities of the Guarantor or any Subsidiary of the Guarantor (except dividends payable solely in Equity Securities of the same class of the same issuer) and
          (ii)
          any payment on account of the purchase, redemption, retirement or acquisition of (A) any Equity Securities of the Guarantor or any Subsidiary of the Guarantor, (B) any option, warrant or other right to acquire Equity Securities of the Guarantor or any Subsidiary of the Guarantor or (C) any PIP Option; provided that payments to the Borrower or any of its Subsidiaries or to
          Medisave or any of its Subsidiaries shall not constitute Restricted Payments.

                           "Revolver Commitment" means, with respect to each Bank, as the context may require, either (i) the obligation of such Bank to make loans to the Borrower pursuant to Section 2.01(b) and to participate in letters of credit issued by the LC Issuing Banks pursuant to Section 2.06(a) or (ii) the amount set forth opposite the name of such Bank under the heading "Revolver Commitments" in Schedule I hereto, as such amount may be reduced from time to time pursuant to Section 2.09.

                           "Revolver Exposure" means, with respect to any Bank at any time, the sum of (i) the aggregate outstanding principal amount of its Revolver Loans at such time and (ii) its Applicable Percentage of the LC Liabilities in respect of Revolver Letters of Credit at such time.

                           "Revolver Letter of Credit" means a standby letter of credit issued by an LC Issuing Bank pursuant to
          Section 2.06(a) for the account of the Borrower.

                           "Revolver  Loan" means  a  loan made  by a  Bank
          pursuant to Section 2.01(b); provided that if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Revolver Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

                           "S&P" means Standard and Poor's Ratings Group and its successors.

                           "Series A Preferred Stock" means the Guarantor's Series A Junior Participating Preferred Stock that may be issued to holders of the Guarantor's common stock from time to time after the Closing Date pursuant to the Guarantor's preferred stock purchase rights plan.

                           "Series B Preferred Stock" means the Guarantor's Non-Voting Series B Convertible Preferred Stock that may be issued to holders of PIP Convertible Debentures from time to time after the Closing Date upon the conversion thereof pursuant to the Guarantor's 1991 Performance Investment Plan.

                           "Series C Preferred Stock" means the Guarantor's 8-1/4% Cumulative Non-Voting Series C Preferred Stock.

                           "Series D Preferred Stock" means (i) the Guarantor's Payable-in-Kind Non-Voting Series D Preferred Stock and (ii) additional shares of such preferred stock issued in lieu of cash dividends in accordance with the terms of such preferred stock.

                           "Sold Asset Note" means any promissory note or other instrument received as consideration for the sale of
          (i) any health care facility, nursing center or retirement housing facility or any leasehold interest in any of the foregoing or (ii) any land held for investment.

                           "Subordinated   Note    Indenture"   means   the
          indenture dated as of September 2, 1993 between the Guarantor and State Street Bank and Trust Company, as trustee.

                           "Subordinated Notes" means the Guarantor's 10-1/8% Senior Subordinated Notes due 2001 issued pursuant to the Subordinated Note Indenture.

                           "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Guarantor (or, if such term is used with reference to any other Person, by such other Person).

                           "Substitute   IRB  Letter  of  Credit"  has  the
          meaning set forth in Section 2.06(p).

                           "Substitute Reimbursement Agreement" has the meaning set forth in Section 2.06(p).

                           "Temporary Cash Investment" means any Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case having maturities of not more than one year after the date of acquisition thereof, (ii) commercial paper rated at least P-1 by Moody's or at least A-1 by S&P and in each case maturing within 180 days after the date of acquisition thereof, (iii) time deposits, bankers' acceptances and certificates of deposit having maturities of not more than 30 days after the date of acquisition thereof with any office located in the United States of any bank or trust company which has (or is a subsidiary of a holding company which has) a short-term debt rating of at least P-1 by Moody's or at least A-1 by S&P, or (iv) repurchase agreements with respect to securities described in clause (i) above entered into with banks described in clause (iii) above.

                           "Term Loan" means (i) a loan made to the Borrower on the Closing Date pursuant to Section 2.01(a) of this Agreement as then in effect or (ii) a loan made to the Borrower after the Amendment No. 4 Effective Date pursuant to Section 2.01(a) of this Agreement as amended by Amendment No. 4; provided that if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Term Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

                           "Title Insurer" means Chicago Title Insurance Company or such other title insurance company or companies as are acceptable to the Agent.

                           "Type"  has the  meaning  set forth  in  Section
          1.03.

                           "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title I of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

                           "Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary all of the Equity Securities of which are at the time owned by such Person and one or more of its Wholly-Owned Subsidiaries.

                           SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Guarantor's independent public accountants) with the most recent audited consolidated financial statements of the Guarantor and its Consolidated Subsidiaries delivered to the Banks; provided that if the Borrower notifies the Agent that it wishes to amend any covenant in Article V to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Borrower that the Required Banks wish to amend Article V for such purpose), then compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower, the Guarantor and the Required Banks.

                           SECTION 1.03.   Classes and Types of Commitments
          and Loans. (a) Commitments hereunder are distinguished by "Class", which refers to the determination of whether such Commitment is an Additional Term Commitment, a Revolver Commitment or an IRB Backstop Commitment. (b)Loans hereunder are distinguished by "Class" and by "Type". The "Class" of a Loan (or of a Borrowing or Group of Loans comprised of such Loans) refers to the determination whether such Loan is a Term Loan or a Revolver Loan, each of which constitutes a Class. The "Type" of a Loan refers to the determination whether such Loan is a Euro-Dollar Loan or a Domestic Loan. Identification of a Loan (or a Borrowing or Group of Loans) by both Class and Type (e.g., a "Revolver Euro-Dollar Loan") indicates that such Loan is both a Revolver Loan and a Euro-Dollar Loan (or that such Borrowing or Group of Loans is comprised of such Loans).

                           SECTION  1.04.   Other  Definitional Provisions.
          References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" are to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.01 may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Include", "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import.

          "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                                      ARTICLE II

                                    THE FACILITIES

                           SECTION 2.01.  Commitments to Lend.

                           (a) Term Loans. In addition to the Term Loans originally made to the Borrower on the Closing Date pursuant to
          Section 2.01(a) of this Agreement (as then in effect), each Bank agrees, subject to the terms and conditions set forth in this Agreement, to make one or more term loans from time to time during the period from and including the Amendment No. 4 Effective Date to and including October 27, 1995 to the Borrower after the Amendment No. 4 Effective Date in the aggregate principal amount set forth opposite such Bank's name on Schedule I hereto. Each Borrowing under this Section 2.01(a) shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in an aggregate amount equal to the unused Additional Term Commitments) and shall be made from the several Banks ratably in proportion to their respective Additional Term Commitments.

                           (b)  Revolving Credit  Facility.  Subject to the
          terms and conditions set forth in this Agreement, each Bank severally agrees to make loans to the Borrower pursuant to this
          Section 2.01(b) from time to time during the period from and including the Closing Date to but excluding the Final Maturity Date; provided that, immediately after each such loan is made, such Bank's Revolver Exposure shall not exceed its Revolver Commitment. Within the limits specified in this Agreement, the Borrower may borrow pursuant to this Section 2.01(b), repay Revolver Loans and reborrow pursuant to this Section 2.01(b). Each Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in an aggregate amount equal to the unused Revolver Commitments) and shall be made from the several Banks ratably in proportion to their respective Revolver Commitments.

                           SECTION 2.02. Method of Borrowing. (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing") not later than (x) 12:00 Noon (New York City time) on the date of each Domestic Borrowing or (y) 12:00 Noon (New York City time) on the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

                           (i) the proposed date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

                 (ii)  the aggregate amount of such Borrowing;

                (iii) the Type and Class of the Loans comprising such Borrowing; and

                 (iv) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                           (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing, and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                           (c) Not later than 1:00 P.M. (New York City time) on the date of each Borrowing, each Bank shall make available its ratable share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to
          Section 10.01. Unless the Administrative Agent determines that any applicable condition specified in Section 3.02 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower on such date at the Administrative Agent's aforesaid address.

                           (d)  Unless the  Administrative Agent shall have
          received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02(c) and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.04, and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

                           SECTION 2.03. Notes. (a) Each Bank's Loans of each Class shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans of such Class.

                           (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular Type and Class be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in the appropriate form for such Class, with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant Type. Each reference in this Agreement to the "Notes" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

                           (c) Upon receipt of each Bank's Notes pursuant to Section 3.01, the Agent shall forward such Notes to such Bank. Each Bank shall record the date and amount of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and prior to any transfer of any of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each Loan of the relevant Class then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of its Notes a continuation of any such schedule as and when required.

                           SECTION 2.04. Interest Rates. (a) Each Domestic Loan of any Class shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made (or is converted to a Domestic Loan) until it becomes due, at a rate per annum equal to the sum of the Applicable Margin for such Class for such day plus the Base Rate for such day. Such interest shall be payable monthly in arrears on the last day of each calendar month and, with respect to the principal amount of any Domestic Loan converted to a Euro-Dollar Loan, on the date such Domestic Loan is so converted. Any overdue principal of or interest on any Domestic Loan of any Class shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Domestic Loans of such Class for such day.

                           (b) Each Euro-Dollar Loan of any Class shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for such Class for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, three months after the first day thereof.

                           The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                           (c) Any overdue principal of or interest on any Euro-Dollar Loan of any Class shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the Applicable Margin for such Class for such day plus the higher of (i) the London Interbank Offered Rate applicable to such Loan at the date such payment was due and (ii) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above (or, if the circumstances described in Section 8.01(a) or (b) shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Domestic Loans of such Class for such day).

                           (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                           (e) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated hereby upon receipt of notice from the Administrative Agent that it has received a Notice of Borrowing or a Notice of Interest Rate Election. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

                           (f) The "Applicable Margin" for any day on and after the Amendment No. 4 Effective Date means the applicable percentage set forth in the table below for Loans of the relevant Type determined by reference to the Pricing Level existing on such day:

                      Level    Level    Level    Level    Level    Level
          Type        I        II       III      IV       V        VI
          of Loan     Status   Status   Status   Status   Status   Status

          Domestic    0.00%    0.00%    0.00%    0.125%   0.375%   0.625%

          Euro-
          Dollar      0.625%   0.75%    0.875%   1.125%   1.375%   1.625%

          The "Applicable Margin" for any day prior to the Amendment No. 4 Effective Date means the Applicable Margin for such day determined in accordance with the provisions of this subsection
          (f) as in effect prior to the Amendment No. 4 Effective Date.

                  SECTION  2.05.   Method of  Electing Interest  Rates.  (a)
          The  Loans  included  in   each  Borrowing  shall  bear  interest
          initially at  the type of rate  specified by the Borrower  in the
          applicable  Notice of  Borrowing.   Thereafter, the  Borrower may
          from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article VIII), as follows:

                  (i) if such Loans are Domestic Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day, provided that notice of such election may not be given if, on the third Euro-Dollar Business Day before such conversion is to be effective, an Event of Default shall have occurred and be continuing; and

                 (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Domestic Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

          Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent not later than 12:00 Noon (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each at least $5,000,000.

                  (b)  Each Notice of Interest Rate Election shall specify:

                  (i) the Group of Loans (or portion thereof) to which such notice applies;

                 (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of Section 2.05(a);

                (iii) if the Loans comprising such Group are to be converted, the new Type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

                 (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

          Each  Interest  Period specified  in  a Notice  of  Interest Rate
          Election shall comply with the provisions of the definition of Interest Period.

                  (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to Section 2.05(a), the Administrative Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Administrative Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Domestic Loans on the last day of the then current Interest Period applicable thereto.

                  SECTION 2.06.  Letters of Credit.

                  (a)   Revolver Letters  of Credit.   Subject  to the terms
          and conditions set forth in this Agreement, each LC Issuing Bank agrees upon the request of the Borrower to issue standby letters of credit for the account of the Borrower from time to time during the period from and including the Closing Date to but excluding the fifth Domestic Business Day prior to the Final Maturity Date for the purpose of providing credit support for obligations of the Borrower or any of its Subsidiaries in respect
          of    self-insurance    requirements,    workers'    compensation
          requirements and similar requirements in the ordinary course of business; provided that (i) the obligation of such LC Issuing Bank to issue such letters of credit shall be subject to any limitations set forth with respect to it in Schedule V hereto or
          in  the   applicable  agreement  designating  such   bank  as  an
          additional LC Issuing Bank and (ii) immediately after each such letter of credit is issued, the aggregate amount of the Revolver Exposures shall not exceed the aggregate amount of the Revolver Commitments.

                  (b)   IRB Letters  of Credit.   Subject to  the terms  and
          conditions set forth in this Agreement, each LC Issuing Bank agrees upon the request of the Borrower to issue standby letters of credit for the account of the Borrower from time to time during the period from and including the Closing Date to but excluding September 1, 1995 to backstop letters of credit that provide credit support for Designated IRB Debt; provided that the obligation of such LC Issuing Bank to issue such letters of credit shall be subject to any limitations set forth with respect to it in Schedule V hereto or in the applicable agreement designating such bank as an additional LC Issuing Bank.

                  (c)   Expiry  Dates.   No Letter of  Credit shall  have an
          expiry date later than the fifth Domestic Business Day prior to the Final Maturity Date. Subject to the preceding sentence, each Letter of Credit issued hereunder shall expire on or before the second anniversary of the date of such issuance; provided that the expiry date of any Letter of Credit may, upon the request of the Borrower, be extended from time to time for a period not exceeding two years so long as the LC Issuing Bank agrees to so extend such Letter of Credit no earlier than three months, in the case of a Revolver Letter of Credit, or five months, in the case of an IRB Letter of Credit, prior to such then existing expiry date.

                  (d) Notice of and Conditions to Issuances. The Borrower shall give the relevant LC Issuing Bank and the Administrative Agent at least three Domestic Business Days' notice prior to the proposed issuance of any Letter of Credit, specifying (A) the proposed date of issuance of such Letter of Credit, (B) whether such Letter of Credit is a Revolver Letter of Credit or an IRB Letter of Credit, (C) the proposed expiry date of such Letter of Credit (subject to Section 2.06(c)), (D) the other proposed terms of such Letter of Credit (subject, in the case of IRB Letters of Credit, to Section 2.06(f) or 2.06(p), as applicable) and (E) the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount of such Bank's participation in such proposed Letter of
          Credit.   The  issuance by an  LC Issuing  Bank of  any Letter of
          Credit shall be subject to the conditions that (x) such Letter of Credit shall be satisfactory in form and substance to such LC Issuing Bank and the Administrative Agent, (y) the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as such LC Issuing Bank shall have reasonably requested (and, in the case of an IRB Letter of Credit issued pursuant to Section 2.06(b), the Borrower shall have delivered to such LC Issuing Bank a Financial Officer's certificate to the effect that the face amount of such IRB Letter of Credit complies with clause (i) of Section 2.06(f)) and (z) the Administrative Agent shall not have determined that
          any  applicable   condition   to  such   issuance  specified   in
          Section 3.02 has not been satisfied and shall have so advised such LC Issuing Bank on the date of such issuance. Upon any such issuance, such LC Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from such LC Issuing Bank, a participation in
          such  Letter  of  Credit  and   the  related  LC  Liabilities  in
          proportion to such Bank's Applicable Percentage.

                  (e)   Notice  of and  Conditions  to Extensions  of Expiry
          Dates.   Each LC Issuing Bank shall give the Administrative Agent
          at least three Domestic Business Days' notice prior to extending the expiry date of any Letter of Credit issued by it, specifying
          (A)  the date on which such  extension is to be  made and (B) the
          date  to which  such expiry  date  is to  be so  extended.   Upon
          receipt of such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof. The extension of the expiry date of any Letter of Credit by an LC Issuing Bank shall be subject to the condition that the Administrative Agent shall not have determined that any applicable condition to such extension specified in Section 3.02 has not been satisfied and shall have so advised such LC Issuing Bank on the date of such extension.

                  (f) Permitted Terms of IRB Letters of Credit. The terms of each IRB Letter of Credit issued by an LC Issuing Bank
          hereunder  shall  comply  with   Section  2.06(c)  and  with  the
          following additional provisions:

                  (i) the face amount of any IRB Letter of Credit may not exceed the sum of (A) the estimated maximum amount of one installment of interest on the related industrial revenue bonds (the "Underlying Debt") and (B) the aggregate face or principal amount of the existing letter of credit or other credit facility which supports such Underlying Debt (the "Existing Support Facility");

                 (ii) the named beneficiary of any IRB Letter of Credit issued to support any Underlying Debt (A) shall be the provider of the related Existing Support Facility and (B) may not be the LC Issuing Bank issuing such IRB Letter of Credit (or any of its affiliates);

                (iii) no amount drawn under any IRB Letter of Credit may be subject to reinstatement, and no IRB Letter of Credit may be subject to multiple drawings;

                 (iv) no IRB Letter of Credit may be drawn unless the Underlying Debt has been redeemed or accelerated, or called for redemption or acceleration, in full; and

                  (v) no IRB Letter of Credit which has been issued in respect of an Existing Support Facility for which the primary obligor is a Person other than the Borrower may be drawn unless the named beneficiary of such IRB Letter of Credit assigns all of its claims against such Person (and all security therefor) to the Borrower in connection with such drawing.

                  (g) Fees. The Borrower shall pay to the Administrative Agent, for the account of the Banks ratably in accordance with their respective Applicable Percentages, a letter of credit fee, at the LC Fee Rate in effect from time to time, on the aggregate amount available for drawings under each Letter of Credit outstanding hereunder from time to time. Such letter of credit fee shall be payable in arrears on each Quarterly Date for so long as such Letter of Credit is outstanding hereunder and on the
          final expiry date  thereof.   The Borrower shall  pay to each  LC
          Issuing Bank additional fronting fees and reasonable expenses in the amounts and at the times agreed between the Borrower and such
          LC Issuing  Bank.   The  LC Issuing  Banks shall  furnish to  the
          Administrative   Agent  upon  request  such  information  as  the
          Administrative Agent shall require in order to calculate the amount of any fee payable for the account of the Banks under this
          Section 2.06(g).

                  "LC Fee Rate" for each day on and after the Amendment No. 4 Effective Date means a rate per annum equal to (i) 0.50% for any such day on which Level I Status exists, (ii) 0.625% for any such day on which Level II Status exists, (iii) 0.75% for any such day on which Level III Status exists, (iv) 0.875% for any such day on which Level IV Status exists, (v) 1.125% for any such day on which Level V Status exists and (vi) 1.50% for any such day on which Level VI Status exists.

                  "LC Fee Rate" for any day prior to the Amendment No. 4 Effective Date means the LC Fee Rate for such day determined in accordance with the provisions of this subsection (g) as in effect prior to the Amendment No. 4 Effective Date.

                  (h)   Drawings.   Upon  receiving any  demand for  payment
          under any Letter of Credit from the beneficiary thereof, the relevant LC Issuing Bank shall promptly notify the Borrower and the Administrative Agent as to the amount to be paid by such LC Issuing Bank as a result of such demand and the proposed payment
          date  (an  "LC Payment  Date").   The  responsibility of  such LC
          Issuing Bank to the Borrower and to each Bank shall be only to determine that the documents (including each demand for payment) delivered under such Letter of Credit in connection with such presentment are in conformity in all material respects with such
          Letter  of  Credit.   Each  LC  Issuing  Bank  shall endeavor  to
          exercise the same care in the issuance and administration of each Letter of Credit issued by it as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful
          misconduct  by  such   LC  Issuing  Bank,  each   Bank  shall  be
          irrevocably and unconditionally obligated, without regard to the occurrence and continuation of any Default or to the satisfaction of any condition precedent whatsoever, to reimburse such LC Issuing Bank on demand for (i) such Bank's Applicable Percentage of the amount of each payment made by such LC Issuing Bank under such Letter of Credit to the extent such amount is not reimbursed to the LC Issuing Bank by the Borrower (or any other obligor) plus (ii) interest on the foregoing amount to be reimbursed to such LC Issuing Bank by such Bank, for each day from the date of such LC Issuing Bank's demand for such reimbursement (or, if such demand is made after 11:00 A.M. (New York City time) on such date, from the next succeeding Domestic Business Day) to the date on which such Bank pays the amount to be reimbursed by it, at a rate per annum equal to the Federal Funds Rate for such day.

                  (i)   Reimbursement.   The Borrower  shall be  irrevocably
          and unconditionally obligated to reimburse each LC Issuing Bank on or before the applicable LC Reimbursement Date for any amounts paid by such LC Issuing Bank upon any drawing under any Letter of Credit issued by it, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Bank shall be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Bank to the extent, but only to the extent, caused by (A) the willful misconduct or gross negligence of such LC Issuing Bank in determining whether a request presented under any such Letter of Credit complied with the terms thereof or (B) such LC Issuing Bank's failure to pay under any such Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions thereof. All such amounts paid by such LC Issuing Bank and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Term Domestic Loans for such day if such day falls before the applicable LC Reimbursement Date or (y) the sum of 2% plus the rate applicable to Term Domestic Loans for such day if such day falls on or after the LC Reimbursement Date. Such LC Issuing Bank will pay to each Bank its Applicable Percentage of all amounts received by such LC
          Issuing   Bank  in  payment,  in   whole  or  in   part,  of  the
          Reimbursement Obligation in respect of any such Letter of Credit, but only to the extent such Bank has made payment to such LC Issuing Bank in respect of such Letter of Credit pursuant to
          Section 2.06(h).

                  (j)  Increased  Cost and Reduced Return.   If, on or after
          October 15, 1994, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank or LC Issuing Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall impose, modify or deem applicable any tax, reserve, special deposit or similar requirement against or with respect to or measured by reference to letters of credit or participations therein, and the result of any of the foregoing is to increase the cost to such Bank or LC Issuing Bank of issuing or maintaining any Letter of Credit or any participation therein, or to reduce any amount receivable by any Bank or LC Issuing Bank under this Section 2.06 in respect of any Letter of Credit or any participation therein (which increase in cost, or reduction in amount receivable, shall be the result of such Bank's or LC Issuing Bank's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, within 15 days after demand by such Bank or LC Issuing Bank (with a copy to the Administrative Agent), the Borrower agrees to pay to such Bank or LC Issuing Bank, from time to time as specified by such Bank or LC Issuing
          Bank,  such   additional  amounts  as  shall   be  sufficient  to
          compensate such Bank or LC Issuing Bank for such increased cost or reduction. A certificate of such Bank or LC Issuing Bank submitted to the Borrower pursuant to this Section 2.06(j) and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error.

                  (k)  Exculpatory  Provisions.   The Borrower's obligations
          under this Section 2.06 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any LC Issuing Bank, any Bank, any beneficiary
          of a Letter  of Credit or any other Person.   The Borrower agrees
          that the LC Issuing Banks and the Banks shall not be responsible for, and the Reimbursement Obligation in respect of any Letter of Credit shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Subsidiaries, the beneficiary of any Letter of Credit or any other Person or any claims or defenses whatsoever of the Borrower, any of its Subsidiaries or any other Person against the beneficiary of any Letter of Credit. No LC Issuing Bank shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit issued by it. The Borrower agrees that any action taken or omitted by the relevant LC Issuing Bank or any Bank under or in connection with any Letter of Credit and the related drafts and documents, if done in good faith and without gross negligence, shall be binding upon the Borrower and shall not place such LC Issuing Bank or any Bank under any liability to the Borrower.

                  (l)  Reliance, Etc.   To the extent not inconsistent  with
          Section 2.06(k), each LC Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate,
          affidavit,   letter,  cablegram,  telegram,  telecopy,  telex  or
          teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other
          experts  selected by such LC Issuing Bank.   Each LC Issuing Bank
          shall be fully justified in refusing to take any action requested of it under this Section 2.06 in respect of any Letter of Credit issued by it unless it shall first have received such advice or
          concurrence  of  the  Required   Banks  as  it  reasonably  deems
          appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take, or omitting or continuing to omit, any such
          action.   Notwithstanding  any  other provision  of this  Section
          2.06, each LC Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Section 2.06 in respect of any Letter of Credit in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of participations in such Letter of Credit.

                  (m)    Indemnification by  the  Borrower.    The  Borrower
          agrees to indemnify and hold harmless each Bank, each LC Issuing Bank and each of the Agents (the "LC Indemnitees") from and against any and all claims and damages, losses, liabilities, costs or expenses which such LC Indemnitee may reasonably incur (or which may be claimed against such LC Indemnitee by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or any actual or proposed use of any Letter of Credit, including any claims, damages, losses, liabilities, costs or expenses which any LC Issuing Bank may incur by reason of or in connection with the failure of any Bank to fulfill or comply with its obligations to such LC Issuing Bank hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Bank); provided that the Borrower shall not be required to indemnify any LC Indemnitee for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of any LC Issuing Bank in determining whether a request presented under any Letter of Credit issued by it complied with the terms of such Letter of Credit or (ii) any LC Issuing Bank's failure to pay under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 2.06(m) is intended to limit the obligations of the Borrower under any other provision of this Section 2.06.

                  (n)   Indemnification  by  the Banks.    Each  Bank shall,
          ratably in accordance with its Applicable Percentage, indemnify each LC Issuing Bank, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including
          reasonable  counsel  fees  and  disbursements),   claim,  demand,
          action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or such LC Issuing Bank's failure to pay under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit) that such indemnitees may suffer or incur in connection with this
          Section 2.06 or any action taken or omitted by such indemnitees hereunder.

                  (o) Dual Capacities. In its capacity as a Bank, each LC Issuing Bank shall have the same rights and obligations as any other Bank.

                  (p)  Substitute IRB Letters of Credit.

                  (i) From time to time after the Closing Date the Borrower may, by notice to the Agent and the relevant LC
             Issuing Bank, request that such LC Issuing Bank issue one or more direct-pay or standby letters of credit for the account of the Borrower or a partnership in which the Borrower is a general partner in substitution for existing direct-pay or standby letters of credit that support Designated IRB Debt (each, a "Substitute IRB Letter of Credit"). Such notice shall be accompanied by the proposed form of the Substitute IRB Letter of Credit, the proposed form of the related reimbursement agreement and such other instruments and agreements relating thereto as the Agent or such LC Issuing Bank may reasonably request (collectively, the "Underlying LC Documents"). If (x) the Agent shall have notified the Borrower and such LC Issuing Bank that such Underlying LC Documents comply with the provisions of Section 2.06(c) and are otherwise satisfactory in form and substance to it,
             (y) such LC Issuing Bank shall have notified the Borrower and the Agent that such Underlying LC Documents are satisfactory in form and substance to it and (z) the Agent shall not have received notice from any Bank, within ten Domestic Business Days after delivery of copies of such Underlying LC Documents to the Banks, stating that such Bank objects to the terms of such Substitute IRB Letter of Credit or the related reimbursement agreement for the reasons identified in such notice, the Agent shall promptly notify the Borrower and such LC Issuing Bank that such LC Issuing Bank will, subject to the terms and conditions of this Agreement, issue Substitute IRB Letters of Credit in such form from time to time prior to September 1, 1995 upon request of the Borrower; provided that the obligation of such LC Issuing Bank to issue any such Substitute IRB Letter of Credit shall be subject to any limitations set forth with respect to such LC Issuing Bank in
             Schedule V hereto or in the applicable agreement designating such bank as an additional LC Issuing Bank.

                 (ii) Any notice given by the Borrower pursuant to Section 2.06(d) requesting the issuance of a Substitute IRB Letter of Credit shall include definitive copies of such Substitute IRB Letter of Credit, the related reimbursement agreement and such other instruments and agreements relating thereto as the Agent may reasonably request, all of which shall be substantially in the forms previously furnished to the Agent pursuant to
             Section 2.06(p)(i). Upon receipt of such notice and other documents, the Administrative Agent shall promptly provide such documents to each Bank. The issuance by an LC Issuing Bank of any Substitute IRB Letter of Credit shall be subject to the conditions specified in Section 2.06(d) and to the additional conditions that (A) if the account party with respect thereto is a partnership in which the Borrower is a general partner, (x) such account party shall have executed and delivered such other instruments and agreements relating to such Substitute IRB Letter of Credit as such LC Issuing
             Bank shall have reasonably requested and (y) the related reimbursement agreement shall contain an unconditional and irrevocable guarantee by the Borrower, in form and substance satisfactory to the Agent, of such account party's obligations thereunder, and (B) the Borrower and the Guarantor shall have executed and delivered to the Agent documentation, in form and substance satisfactory to the Agent, designating the related reimbursement agreement (a "Substitute Reimbursement Agreement") as an additional "Financing Document" for all purposes of this Agreement and the other Financing Documents.

                (iii) Notwithstanding the other provisions of this Section 2.06, (A) the terms of any Substitute IRB Letter of Credit need not comply with the provisions of Section 2.06(f) and (B) the reimbursement obligations of the Borrower or any partnership in which the Borrower is a general partner in respect of any Substitute IRB Letter of Credit shall be governed by the related Substitute Reimbursement Agreement and not by Section 2.06(i).

                 (iv) Any provision of any Substitute Reimbursement Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower (and, if the obligor thereunder is a partnership in which the Borrower is a general partner, by such obligor) and the relevant LC Issuing Bank (with the prior written consent of the Required Banks); provided that no such consent of the Required Banks shall be required if the effect of such amendment or waiver would not be adverse in any material respect to the Banks.

                  SECTION 2.07.  Commitment Fees.   (a)  The Borrower  shall
          pay to the Administrative Agent for the account of each Bank a commitment fee, at the Commitment Fee Rate in effect on and after the Amendment No. 4 Effective Date, on the unused portion of such
          Bank's Additional  Term Commitment.   Such commitment  fees shall
          accrue from and including the Amendment No. 4 Effective Date to but excluding the date on which the Additional Term Commitments expire or are fully utilized, and shall be payable on such date.

                  (b) The Borrower shall pay to the Administrative Agent for the account of each Bank a commitment fee, at the Commitment Fee Rate in effect from time to time, on the unused portions of such Bank's Revolver Commitment and IRB Backstop Commitment.
          Such  commitment  fees  shall   accrue  from  and  including  the
          Effective Date to but excluding the date on which the Commitments of the relevant Class shall have terminated in their entirety pursuant to this Agreement, and shall be payable quarterly on each Quarterly Date and on the date of such termination.

                  "Commitment Fee Rate" means, for each day on and after the Amendment No. 4 Effective Date, a rate per annum equal to (i) 0.25% for any such day on which Level I Status exists, (ii) 0.3125% for any such day on which Level II or Level III Status exists, (iii) 0.375% for any such day on which Level IV Status or Level V Status exists and (iv) 0.50% for any such day on which Level VI Status exists.

                  "Commitment Fee Rate" means, for each day prior to the Amendment No. 4 Effective Date, the applicable rate per annum determined in accordance with the provisions of Section 2.07(b) of this Agreement as in effect prior to the Amendment No. 4 Effective Date.

                  SECTION 2.08.  Repayments and Prepayments of Loans.

                  (a) Final Maturity. The Loans shall mature on the Final Maturity Date, and any Loans then outstanding shall be due and payable on such date.

                  (b)   Mandatory Repayments  of Term  Loans.   On each date
          set forth below, the Borrower shall repay Term Loans in an aggregate principal amount equal to the amount listed opposite such date (subject to reduction as provided in Section 2.08(f)):

                             Date                      Amount

                       December 1, 1994              $ 7,500,000
                       March 1, 1995                 $ 7,500,000
                       June 1, 1995                  $ 8,000,000
                       September 1, 1995             $ 8,000,000
                       December 1, 1995              $ 8,000,000
                       March 1, 1996                 $ 8,000,000
                       June 1, 1996                  $ 8,000,000
                       September 1, 1996             $ 8,000,000
                       December 1, 1996              $ 8,000,000
                       March 1, 1997                 $ 8,000,000
                       June 1, 1997                  $ 8,000,000
                       September 1, 1997             $ 8,000,000
                       December 1, 1997              $ 8,000,000
                       March 1, 1998                 $ 8,000,000
                       June 1, 1998                  $ 8,000,000
                       September 1, 1998             $ 8,000,000
                       December 1, 1998              $ 8,000,000
                       March 1, 1999                 $ 8,000,000
                       June 1, 1999                  $ 8,000,000
                       September 1, 1999             $ 8,000,000
                       October 28, 1999              $ 6,000,000


                  (c)  Mandatory Prepayments.

                  (i) In addition to the scheduled repayments of Term Loans pursuant to Section 2.08(b), the Borrower shall apply the following amounts to prepay the principal of the Term Loans:

                  (A)  Asset  Sales.   Simultaneously with  the delivery  of
          each set of financial statements referred to in Sections 5.01(a) and (b), the Borrower shall deliver to the Administrative Agent a report relating to Asset Sales which sets forth (i) a description of each Asset Sale effected by the Guarantor or any of its Subsidiaries on or after the Amendment No. 4 Effective Date, (ii) the amount of Net Cash Proceeds received or expected to be received by the Guarantor or any such Subsidiary in respect of each such Asset Sale, (iii) the dates of receipt or expected receipt of such Net Cash Proceeds, (iv) the amount of Net Cash Proceeds received in respect of each such Asset Sale that has been reinvested in assets similar to those to which such Asset Sale related, including a description of each such reinvestment and (v) the amount of Net Cash Proceeds received in respect of each such Asset Sale that has been applied to prepay the Term Loans pursuant to this Section 2.08(c); provided that an Asset Sale need not be included in such report after the Net Cash Proceeds thereof have been fully (I) reinvested in assets similar to those to which such Asset Sale related, (II) applied to prepay the Term Loans pursuant to this Section 2.08(c) or (III) applied in any
          combination of clauses  (I) or  (II) above.   The Borrower  shall
          apply an amount equal to 100% of the Net Cash Proceeds of each Asset Sale described in such report to prepay the Term Loans to the extent that such proceeds have not been reinvested in assets similar to those to which such Asset Sale related within one year of receipt by the Guarantor or any of its Subsidiaries.

                  (B) Casualty Events. If a Casualty Event occurs on or after the Closing Date, and if at any time after such occurrence a Financial Officer of the Guarantor reasonably expects that the Guarantor or any of its Subsidiaries is or may be entitled to any Casualty Proceeds in respect thereof which will exceed the expected cost of any restoration, repair or replacement of the property affected thereby by $250,000 or more (whether as a result of a determination not to restore, repair or replace or otherwise), the Borrower shall promptly notify the Administrative Agent of such expectation with respect to such Casualty Event
          (a "Specified Casualty Event").   If the Guarantor or any  of its
          Subsidiaries  receives   Casualty  Proceeds  in  respect  of  any
          Specified Casualty Event which, in the aggregate, exceed the actual cost of completing the restoration, repair or replacement (if any) of such property, the Borrower shall apply an amount equal to 100% of such excess to prepay the Term Loans.

                  (ii) Amounts to be applied to prepay the Term Loans pursuant to Section 2.08(c)(i) shall be so applied within five Euro-Dollar Business Days after the expiration of one year after the relevant proceeds are received by the Guarantor or any of its Subsidiaries; provided that (i) no such prepayment shall be required until the aggregate amount to be applied shall be at least $2,000,000 and (ii) if any such prepayment would otherwise require prepayment of Euro-Dollar Loans or portions thereof prior to the last day of the related Interest Period, such prepayment shall, unless the Administrative Agent otherwise notifies the Borrower upon the instructions of the Required Banks, be deferred to such last day.

                  (d)   Notice of  Repayment or  Prepayment.   Prior to  the
          date of each mandatory  repayment or prepayment pursuant  to this
          Section 2.08, the Borrower shall, by notice to the Administrative Agent given not later than 12:00 Noon (New York City time) on (i) the date of repayment or prepayment of any Group of Domestic Loans or (ii) the third Euro-Dollar Business Day prior to the date of repayment or prepayment of any Group of Euro-Dollar Loans, select which outstanding Group or Groups of Loans are to
          be  repaid  or  prepaid.    Upon  receipt  of  such  notice,  the
          Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share of such repayment or prepayment, and such notice shall not thereafter be revocable by the Borrower.

                  (e)  Optional Prepayments.

                  (i)  Domestic Loans.   The Borrower may, upon at least one
          Domestic Business Day's notice to the Administrative Agent, prepay a Group of Domestic Loans in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

                  (ii) Euro-Dollar Loans. The Borrower may, upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay a Group of Euro-Dollar Loans on the last day of any Interest Period applicable to such Group, in whole on any such day, or from time to time in part on any such day in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

                  (iii)   Notice  to Banks.    Upon receipt  of a  notice of
          prepayment pursuant to this Section 2.08(e), the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

                  (f)    Application of  Prepayments.    The  amount of  any
          mandatory prepayment of the Term Loans pursuant to Section 2.08(c) or any optional prepayment of the Term Loans pursuant to
          Section 2.08(e) shall be applied ratably by amount to reduce each subsequent scheduled repayment of the Term Loans pursuant to
          Section 2.08(b).

                  (g)   Ratable Application.   Each repayment or  prepayment
          of Loans of any Class and Type pursuant to this Section 2.08 shall be applied ratably to the Loans of the same Class and Type of all Banks.

                  (h) Payment of Accrued Interest. On the date of each repayment or prepayment of Loans of any Class pursuant to this
          Section 2.08, the Borrower shall pay interest accrued on the principal amount repaid or prepaid to the date of repayment or prepayment.

                  SECTION 2.09.  Termination or Reduction of Commitments.

                  (a)  Mandatory Termination.

                  (i) The Additional Term Commitments, if still unused, shall terminate at the close of business on October 27, 1995.

                  (ii) The Revolver Commitments shall terminate at the close of business on the Domestic Business Day preceding the Final Maturity Date.

                  (iii) The IRB Backstop Commitments shall terminate at the close of business on September 1, 1995 or, if earlier, the date on which IRB Letters of Credit with an aggregate original face amount equal to the aggregate amount of the IRB Backstop Commitments shall have been issued pursuant to Section 2.06.

                  (b)   Optional  Termination or  Reduction.   The  Borrower
          may, upon at least three Domestic Business Days' notice to the Administrative Agent, terminate at any time, or permanently reduce from time to time by an aggregate amount of $2,000,000 or any larger multiple of $1,000,000, the unused portion of any Class of the Commitments; provided that (i) no such termination or permanent reduction of the Revolver Commitments shall be effected unless the Term Loans shall have been repaid in full and
          (ii) the unused portion of the IRB Backstop Commitments may be permanently reduced without regard to the foregoing minimum reduction amount.

                  (c)    Application  of  Reductions.    Each  reduction  of
          Commitments of any Class pursuant to this Section 2.09 shall be applied ratably to all the Commitments of such Class.

                  SECTION 2.10.   General  Provisions as  to Payments.   (a)
          The Borrower shall make each payment of principal of, and interest on, the Loans and of commitment fees hereunder not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant
          to  Section  10.01.    The  Administrative  Agent  will  promptly
          distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of commitment fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                  (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  SECTION 2.11.  Funding Losses.   If the Borrower makes any
          payment of principal with respect to any Euro-Dollar Loan or if any Euro-Dollar Loan is converted to a Domestic Loan (whether such payment or conversion is pursuant to Article II, VI or VIII or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.04(c), or if the Borrower fails to borrow or prepay any Euro-Dollar Loans after notice has been given to any Bank in accordance with Section 2.02(b), 2.08(d) or 2.08(e), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by such Bank (or by any existing or prospective Participant in the related Loan), including any loss incurred in obtaining,
          liquidating  or  employing  deposits   from  third  parties,  but
          excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay; provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

                  SECTION  2.12.     Computation  of   Interest  and   Fees.
          Interest based on the Prime Rate and commitment fees hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed

          (including the first day but excluding the last day). Interest based on the London Interbank Offered Rate and letter of credit fees hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                  SECTION 2.13.  Regulation D Compensation.   For so long as
          any Bank maintains reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents), and as a result the cost to such Bank (or its Euro-Dollar Lending Office) of making or maintaining its Euro-Dollar Loans is increased, then such Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum up to but not exceeding the amount by which (x) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage exceeds (y) the applicable
          London  Interbank  Offered Rate.    Any Bank  wishing  to require
          payment of such additional interest (i) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and
          (ii) shall furnish to the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans an officer's certificate setting forth the amount to which such Bank is then entitled under this Section 2.13.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal
          Reserve System (or any successor), for determining the maximum reserve requirement for a member bank of the Federal Reserve
          System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

                                     ARTICLE III

                                      CONDITIONS


                  SECTION  3.01.   Closing.   The  closing  hereunder  shall
          occur upon receipt by the Agent of the following documents, each dated the Closing Date unless otherwise indicated, and upon satisfaction of the other conditions specified below:

                  (a)   the fact that the Agent shall  not have notified the
          Borrower  of  a  determination   by  the  Required  Banks  (which
          determination   shall   be  made   in   good   faith)  that   the
          representation in Section 4.04(f) as in effect prior to the Amendment No. 4 Effective Date is not true at and as of the Closing Date;

                  (b) evidence satisfactory to the Agent that each of the Related Transaction Documents (i) shall have been duly executed and delivered by the parties thereto (or, in the case of the certificate of designation for the Series D Preferred Stock, duly executed and acknowledged on behalf of the Guarantor and filed with the Secretary of State of the State of Nevada) substantially in the form thereof distributed to the Banks prior to the execution and delivery of this Agreement and (ii) shall be in full force and effect on the Closing Date;

                  (c)    (i)   evidence  satisfactory  to  the  Agent   that
          $175,000,000 aggregate principal amount of Subordinated Notes (or such greater amount as the Required Banks shall have approved) shall have been duly issued pursuant to the Subordinated Note Indenture; and (ii) a certificate of a Financial Officer of the Guarantor to the effect that the Guarantor shall have received the proceeds to be received by it in connection with the sale of the Subordinated Notes;

                  (d) (i) evidence satisfactory to the Agent that at least $120,000,000 liquidation value of the Series D Preferred Stock shall have been duly issued and sold to NME for cash (or for credit against amounts payable by the Guarantor to NME on the Closing Date) equal to the liquidation value thereof; and (ii) a certificate of a Financial Officer of the Guarantor to the effect that the Guarantor shall have received the proceeds or credit to be received by it in connection with the sale of the Series D Preferred Stock;

                  (e) evidence satisfactory to the Agent that (i) the Borrower and NME shall have consummated the purchase and sale of the Leased Facilities to be Purchased (or, in the case of any such facility located in the State of Connecticut, the Borrower and NME shall have entered into escrow arrangements which provide for title to such facility to be transferred to the Borrower after the Closing Date upon receipt of regulatory approval for such transfer) for an aggregate purchase price not exceeding $111,800,000, (ii) NME shall have assigned to the Borrower all of its renewal and/or purchase options under the leases underlying the "Third Party Leased Facilities" (as defined in the NME Agreement) and (iii) the Guarantor and NME shall have amended the NME Guarantee Reimbursement Agreement in the manner contemplated by the NME Agreement;

                  (f) evidence satisfactory to the Agent that arrangements satisfactory to it shall have been made for (i) the repayment in full on or before the Closing Date of all Debt owed by the Guarantor or any of its Subsidiaries to NME (and the release of
          any  Liens  securing  such  Debt)   and  (ii)  the  repayment  or
          repurchase in full on or before the Closing Date of any outstanding commercial paper issued by THC Facilities Corp. under the Guarantor's existing commercial paper program (and the release of any Liens created in connection therewith);

                  (g)    the  fact  that  duly  executed  and   acknowledged
          Mortgages, duly executed counterparts of the Borrower Security Agreement and the Guarantor Pledge Agreement, and all stock
          certificates,   promissory   notes   and   other   documents  and
          certificates to be delivered pursuant thereto on the Closing Date (including appropriately completed and duly executed Uniform Commercial Code financing statements required thereby) shall have been delivered to the Collateral Agent;

                  (h) evidence satisfactory to the Agent that arrangements satisfactory to it shall have been made for recording the Mortgages and filing the Uniform Commercial Code financing statements referred to in paragraph (g) above on or promptly after the Closing Date;

                  (i) evidence satisfactory to the Agent that arrangements satisfactory to it shall have been made for (i) the release of
          all  Liens  (other  than  the   Liens  created  pursuant  to  the
          Collateral Documents and Permitted Encumbrances) on Collateral and (ii) the delivery to the Agent of (A) appropriately completed and duly executed Uniform Commercial Code termination statements in proper form for filing with each Uniform Commercial Code filing officer in each jurisdiction in which any financing statement with respect to any such Lien has been filed and (B) duly executed releases or reconveyances of mortgages or deeds of trust in proper form for recording with each recording office in each jurisdiction in which any such Lien has been recorded;

                  (j) copies of file search reports from the Uniform Commercial Code filing officer in each jurisdiction (i) in which any Mortgaged Facility is located or (ii) in which the chief executive office of the Guarantor or the Borrower is located, setting forth the results of Uniform Commercial Code file searches conducted in the name of the Guarantor or the Borrower, as the case may be;

                  (k) evidence satisfactory to the Agent of the insurance coverage required by Section 5.04;

                  (l) duly executed Notes for the account of each Bank, each dated on or before the Closing Date, complying with the provisions of Section 2.03;

                  (m) the fact that all fees, expenses and other amounts payable on or before the Closing Date to the Agents and the Banks in connection with this Agreement shall have been paid in full;

                  (n) an opinion of Richard P. Adcock, the General Counsel of the Borrower and the Guarantor, substantially to the effect set forth in Exhibit B hereto;

                  (o) an opinion of Davis Polk & Wardwell, special counsel for the Agent and the Administrative Agent, substantially to the effect set forth in Exhibit C hereto;

                  (p) opinions of local counsel for the Collateral Agent in each jurisdiction where any Mortgaged Facility is located, substantially in the respective forms thereof distributed to the Banks prior to the execution of this Agreement;

                  (q)     (i)  with  respect  to   each  of  the   Mortgaged
          Facilities, (A) title reports with respect thereto issued by the Title Insurer and dated no more than 45 days prior to the Closing Date showing no Liens except Permitted Encumbrances with respect thereto and (B) appraisals with respect thereto prepared by Tellatin, Louis & Andreas, Inc., complying with all applicable bank regulatory requirements; and (ii) with respect to each of the Mortgaged Facilities identified with an asterisk on Schedule
          VI   hereto,  policies   of  title   insurance  (or   irrevocable
          commitments therefor with all conditions marked satisfied, dated and recertified as of the Closing Date, to issue such policies), on forms issued by the American Land Title Association and otherwise in form and substance reasonably satisfactory to the Agent and issued by the Title Insurer, with all premiums, expenses and fees paid or caused to be paid by the Borrower, insuring (or committing to insure) the perfection, enforceability and first priority of the Liens created under the Mortgage with respect to each of such

          Mortgaged Facilities, in such amounts as the Agent shall request, subject only to the standard exception therein with respect to any state of facts which would be disclosed by an accurate survey or personal inspection and to other Permitted Encumbrances with respect to such Mortgaged Facility, containing only those endorsements or affirmative assurances which are available without additional cost;

                  (r) a certificate signed by a Financial Officer of each of the Obligors to the effect set forth in Sections 3.02(e) and
          (f) and Sections 3.01(b) and (e);

                  (s) each opinion required to be delivered by any Person pursuant to the Related Transaction Documents, with a letter from each Person delivering any such opinion authorizing reliance thereon by the Agents and the Banks; and

                  (t)    all documents  the  Agent  may  reasonably  request
          relating  to  the  existence   of  each  Obligor,  the  corporate
          authority for and the validity of the Financing Documents and the Related Transaction Documents and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

          The Agent shall promptly notify the Obligors, the Banks, the LC Issuing Banks, the Administrative Agent and the Collateral Agent of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

                  SECTION 3.02. Credit Events. The obligation (i) of each Bank to make a Loan on the occasion of each Borrowing, (ii) of each LC Issuing Bank to issue a Letter of Credit hereunder upon request therefor by the Borrower and of each Bank to purchase a participation therein and (iii) of each LC Issuing Bank to extend the expiry date of a Letter of Credit issued by it hereunder upon request therefor by the Borrower, are each subject to the satisfaction of such of the following conditions as shall not have been expressly waived by the Required Banks:

                  (a) the fact that the Amendment No. 4 Effective Date shall have occurred on or before November 15, 1994;

                  (b) receipt by the Administrative Agent of the notice required by Section 2.02(a), 2.06(d) or 2.06(e), as the case may be;

                  (c) in the case of the issuance of an IRB Letter of Credit, the fact that, after giving effect thereto, the aggregate original face amount of all IRB Letters of Credit issued hereunder shall not exceed the aggregate amount of the IRB Backstop Commitments;

                  (d) in the case of the issuance of a Revolver Letter of Credit, the fact that, after giving effect thereto, the aggregate amount of the LC Liabilities in respect of all Revolver Letters of Credit shall not exceed $20,000,000;

                  (e) the fact that, immediately before and after such Credit Event, no Default shall have occurred and be continuing;

                  (f) the fact that each of the representations and warranties made by the Obligors in or pursuant to the Financing Documents (except, in the case of any Credit Event after the Closing Date, the representations and warranties set forth in Sections 4.11, 4.18, 4.20(c), 4.21 and 4.22) shall be true on and as of the date of such Credit Event; and

                  (g) receipt by the Agent and the Administrative Agent of such certificates and opinions of counsel as the Required Banks may reasonably request to confirm the satisfaction of the foregoing conditions.

          Each Credit Event under this Agreement shall be deemed to be a representation and warranty by the Obligors on the date of such Credit Event as to the facts specified in Sections 3.02(e) and
          (f).

                  SECTION  3.03.     Effectiveness  of   Amendment  No.   4.
          Amendment No. 4 shall become effective upon receipt by the Agent of the following documents, each dated the Amendment No. 4 Effective Date unless otherwise indicated, and upon satisfaction of the other conditions specified below:

                  (a) counterparts of Amendment No. 4 signed by each of the parties listed on the signature pages thereof (or, in the case of any such party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart thereof by such party);

                  (b)  the fact  that the Agent shall not have notified  the
          Borrower  of  a  determination   by  the  Required  Banks  (which
          determination   shall   be  made   in   good   faith)  that   the
          representation in Section 4.04(f), as amended by Amendment No. 4, is not true at and as of the Amendment No. 4 Effective Date;

                  (c)   the fact  that, with  respect to  each Mortgage that
          sets  forth  the  Final  Maturity   Date,  a  duly  executed  and
          acknowledged amendment (a "Mortgage Amendment"), setting forth the Final Maturity Date as extended by Amendment No. 4, shall have been delivered to the Collateral Agent;

                  (d) evidence satisfactory to the Agent that arrangements satisfactory to it shall have been made for recording the Mortgage Amendments on or promptly after the Amendment No. 4 Effective Date;

                  (e) the fact that all reasonable fees, expenses and other amounts payable on or before the Amendment No. 4 Effective Date to the Agents and the Banks in connection with this Agreement shall have been paid in full;

                  (f) an opinion of Richard P. Adcock, the General Counsel of the Borrower and the Guarantor, substantially to the effect set forth in Exhibit I hereto;

                  (g) an opinion of Davis Polk & Wardwell, special counsel for the Agent and the Administrative Agent, substantially to the effect set forth in Exhibit J hereto;

                  (h) a certificate signed by a Financial Officer of each of the Obligors to the effect (after giving effect to Amendment No. 4) set forth in Sections 3.02(e) and (f); and

                  (i)    all documents  the  Agent  may  reasonably  request
          relating  to  the  existence   of  each  Obligor,  the  corporate
          authority for and the validity of Amendment No. 4 and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

          The Agent shall promptly notify the Obligors, the Banks, the LC Issuing Banks, the Administrative Agent and the Collateral Agent of the Amendment No. 4 Effective Date, and such notice shall be conclusive and binding on all parties hereto.


                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

                  The Borrower and the Guarantor jointly and severally represent and warrant to the Agents, the Banks and the LC Issuing Banks that:

                  SECTION  4.01.    Corporate Existence  and  Power.     The
          Guarantor and each of its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as proposed to be conducted.

                  SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution and delivery by each Obligor of each of the Financing Documents to which it is a party and the performance by such Obligor of its obligations thereunder are within the corporate power of such Obligor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except such as shall have been made at or prior to the time required by the Financing Documents and shall be in full force and effect on and after the date when made to the extent required by the Financing Documents) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Charter Documents of such Obligor or any of its Subsidiaries or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Obligor or any of its Subsidiaries or result in or require the imposition of any Lien (other than the Liens created by the Collateral Documents) on any asset of such Obligor or any of its Subsidiaries.

                  SECTION   4.03.    Binding  Effect;  Liens  of  Collateral
          Documents.    This  Agreement  constitutes a  valid  and  binding
          agreement of each Obligor, and the other Financing Documents, when executed and delivered as contemplated by this Agreement, will constitute valid and binding obligations of each Obligor that is a party thereto, in each case enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general
          equitable principles.    The Collateral  Documents  create  valid
          security  interests   in,  and  first  mortgage   Liens  on,  the
          Collateral purported to be covered thereby, which security interests and mortgage Liens are and will remain perfected security interests and duly recorded mortgage Liens, prior to all other Liens except Liens permitted by the Collateral Documents.

                  SECTION  4.04.     Financial  Information.     (a)     The
          consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of May 31, 1994 and the related consolidated statements of operations, cash flows and changes in stockholders' equity for the Fiscal Year then ended, reported on by KPMG Peat Marwick and set forth in the Guarantor's 1994 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the
          consolidated  financial  position  of   the  Guarantor  and   its
          Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

                  (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of May 31, 1994 and the related unaudited consolidated statements of operations, cash flows and changes in stockholders' equity for the Fiscal Year then ended (together with the footnotes thereto), copies of which have been delivered to each of the Banks, fairly present, on a basis consistent with the financial statements referred to in Section 4.04(a), the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

                  (c) The unaudited consolidated balance sheet of Medisave and its Subsidiaries as of May 31, 1994 and the related unaudited consolidated statements of operations, cash flows and changes in stockholders' equity for the Fiscal Year then ended, copies of which have been delivered to each of the Banks, fairly present, on a basis consistent with the financial statements referred to in Section 4.04(a), the consolidated financial position of
          Medisave  and  its  Subsidiaries  as   of  such  date  and  their
          consolidated results of operations and cash flows for such Fiscal
          Year.

                  (d) The unaudited balance sheets of Northwest Health Care, Inc., Pasatiempo Development Corp. and Hillhaven Properties Ltd. as of May 31, 1994 and the related unaudited statements of operations for the Fiscal Year then ended, copies of which have been delivered to each of the Banks, fairly present, on a basis consistent with the financial statements referred to in Section 4.04(a), the financial position of each such Subsidiary of the Borrower as of such date and its results of operations for such Fiscal Year.

                  (e) The unaudited consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of August 31, 1994 and the related unaudited consolidated statements of operations, cash flows and changes in stockholders' equity for the three months then ended, set forth in the Guarantor's Form 10-Q for the quarter then ended, a copy of which has been delivered to each of the Banks, fairly present, on a basis consistent with the financial statements referred to in paragraph (a) of this Section, the consolidated financial position of the Guarantor and
          its  Consolidated   Subsidiaries  as  of  such   date  and  their
          consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

                  (f) Since August 31, 1994 no event has occurred and no condition has come into existence which has had, or is reasonably likely to have, a Material Adverse Effect.

                  SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower or the Guarantor threatened against or affecting, the Guarantor
          or  any  Subsidiary  before  any  court  or  arbitrator  or   any
          governmental body, agency or official (i) in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or (ii) which in any manner questions the
          validity  of  any  Financing  Document   or  Related  Transaction
          Document.

                  SECTION 4.06.  Compliance with ERISA.   Each member of the
          ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and
          the Internal Revenue Code with  respect to each Plan.   No member
          of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

                  SECTION 4.07. Taxes. The Guarantor and its Subsidiaries have filed all United States Federal income tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except such taxes, if any, as are being contested in good faith and as to which reserves have been provided. The charges, accruals and reserves on the books of the Guarantor and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Guarantor, adequate.

                  SECTION 4.08.   Compliance with Laws.   The Guarantor  and
          its Subsidiaries are in compliance in all material respects with all applicable laws, rules and regulations, other than such laws, rules or regulations (i) the validity or applicability of which the Guarantor or such Subsidiary is contesting in good faith or
          (ii) the failure to comply with which could not, in the aggregate, have a Material Adverse Effect.

                  SECTION  4.09.   Investment  Company  Act.    Neither  the
          Guarantor nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.








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



                  SECTION 4.10. Public Utility Holding Company Act. Neither the Guarantor nor any of its Subsidiaries is a "holding
          company",  or  an  "affiliate"  of  a  "holding   company"  or  a
          "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  SECTION  4.11.   Outstanding Debt.   Schedule  III  hereto
          lists, as of  August 31,  1994, the aggregate  principal or  face
          amount   of  all  outstanding  Debt  of  the  Guarantor  and  its
          Subsidiaries (excluding Debt identified in paragraph (c) or (d) of Section 5.11) and the scheduled annual amortization of such Debt through the Final Maturity Date. The aggregate principal or face amount of all Debt incurred by the Guarantor and its Subsidiaries between August 31, 1994 and the Amendment No. 4 Effective Date of the types identified in Schedule III hereto does not exceed $15,000,000.

                  SECTION 4.12.   No Defaults.   Neither  the Guarantor  nor
          any of its Subsidiaries is in violation of,  or in default under,
          any  term   or  provision  of  any   charter,  by-law,  mortgage,
          indenture, agreement, instrument, statute, rule, regulation, judgment, decree, order, writ or injunction applicable to it, except for such violations or defaults as could not, in the aggregate, have a Material Adverse Effect.

                  SECTION  4.13.    Ownership  of  Property,  Liens.     The
          Guarantor and its Subsidiaries have good and marketable title to and are in lawful possession of, or have valid leasehold interests in, or have the right to use pursuant to valid and enforceable agreements or arrangements, all of their respective
          properties   and  other  assets   (real  or  personal,  tangible,
          intangible or mixed), except where the failure to have or possess the same with respect to such properties or other assets could
          not, in the  aggregate, have a Material Adverse Effect.   None of
          such properties or other assets is subject to any Lien except Permitted Liens. All of such properties and other assets are in
          good  working  order  and   condition,  ordinary  wear  and  tear
          excepted.

                  SECTION 4.14. Intellectual Property. The Guarantor and each of its Subsidiaries owns or possesses or holds under valid non-cancellable licenses all patents, trademarks, service marks, tradenames, copyrights, licenses and other intellectual property rights that are necessary for the operation of their respective properties and businesses, and neither the Guarantor nor any of its Subsidiaries is in violation of any provision thereof in any respect that could, in the aggregate, have a Material Adverse
          Effect.    The  Guarantor  and  its  Subsidiaries  conduct  their
          business without infringement or claim of infringement of any material license, patent, trademark, trade name, service mark, copyright, trade secret or any other intellectual property right of others and there is no infringement or claim of infringement





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



          by others of any license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of the Guarantor and its Subsidiaries that could, in the aggregate, have a Material Adverse Effect.

                  SECTION 4.15. No Burdensome Restrictions. No contract, lease, agreement or other instrument to which the Guarantor or any of its Subsidiaries is a party or by which any of its property is bound or affected and no corporate restriction, judgment, decree or order has had or is reasonably expected to have a Material Adverse Effect.

                  SECTION  4.16.  Labor  Matters.   There are  no strikes or
          other labor disputes pending or, to the best knowledge of the Borrower and the Guarantor, threatened, against the Guarantor or
          any of its Subsidiaries.   Hours worked and payments made  to the
          employees of the Guarantor and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters, except for such violations as could not, in the aggregate, have a Material Adverse Effect. All payments due from the Guarantor or any of its Subsidiaries, or for which any claim may be made against any of them, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued, as the case may be, as a liability on their books, except where the failure to do so could not, in the aggregate, have a Material Adverse Effect.

                  SECTION  4.17.     Full   Disclosure.     All  information
          heretofore furnished by the Guarantor or any of its Subsidiaries to the Agent for inclusion in the Information Memorandum or to any of the Agents or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby was, and all such information hereafter furnished by the Guarantor or any of its Subsidiaries to any of the Agents or any Bank will be,
          true  and  accurate  in  every  material  respect  or   based  on
          reasonable estimates on the date as of which such information is or was stated or certified. The Borrower and the Guarantor have disclosed to the Banks in writing any and all facts which are known to them and which have had or could reasonably be expected to have a Material Adverse Effect.

                  SECTION 4.18. Representations in Other Documents True and Correct. Each of the representations and warranties of the
          Guarantor  and   its  Subsidiaries   contained  in  the   Related
          Transaction Documents is true and correct.

                  SECTION 4.19. Use of Proceeds and Letters of Credit. The proceeds of the Term Loans made on the Closing Date have been used (i) to repay a portion of the outstanding Debt of the Borrower and its Subsidiaries, (ii) to pay a portion of the purchase price of the Leased Facilities, (iii) to fund a loan from the Borrower to PIP Funding the proceeds of which were used





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



          by PIP Funding to repay outstanding Debt and (iv) to pay fees and expenses in connection therewith. The proceeds of the Term Loans made after the Amendment No. 4 Effective Date will be used to repay a portion of the outstanding Debt of the Borrower and its Subsidiaries and for general corporate purposes. The proceeds of the Revolver Loans, and the Revolver Letters of Credit, will be used for working capital and general corporate purposes and, to the extent permitted by Sections 5.11(k) and 5.21(iv), may also be used to repay outstanding Debt of the Borrower and its Subsidiaries. The IRB Letters of Credit will be used to provide credit support for Designated IRB Debt. None of such proceeds or Letters of Credit will be used in violation of any applicable law or regulation and, without limiting the generality of the foregoing, no use of any such proceeds or Letters of Credit for general corporate purposes will include any use thereof, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

                  SECTION 4.20. Environmental Matters. (a) The Guarantor and its Subsidiaries have from time to time reviewed the effect of Environmental Laws on the business, operations and properties of the Guarantor and its Subsidiaries, in the course of which they have identified and evaluated associated liabilities and
          costs.    On  the  basis  of  such  reviews,  the  Obligors  have
          reasonably concluded that such associated liabilities and costs are unlikely to have a Material Adverse Effect.

                  (b)    Except   to  the  extent  that  the   Environmental
          Liabilities of the Guarantor and its Subsidiaries, taken as a whole, that relate to or could result from the matters referred to in this Section 4.20(b) would not exceed $1,000,000 for any one occurrence, no material notice, notification, demand, request for information, citation, summons, complaint or order with respect to Hazardous Substances or any violation of Environmental Laws is in existence or, to the knowledge of the Obligors, proposed, threatened or anticipated with respect to or in connection with the operation of any properties now or previously owned, leased or operated by the Guarantor or any of its Subsidiaries.

                  (c) As of the Amendment No. 4 Effective Date, except to the extent that the Environmental Liabilities of the Guarantor and its Subsidiaries, taken as a whole, that relate to or could result from the matters referred to in this Section 4.20(c) with respect to any Mortgaged Facility would not exceed $250,000 for any one Mortgaged Facility:

                  (i)  no   notice,   notification,  demand,   request   for
          information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the





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




             knowledge of the Obligors, threatened by any governmental or other entity with respect to any (A) alleged violation by the Guarantor or any of its Subsidiaries of any Environmental Law involving such Mortgaged Facility, (B) alleged failure by the Guarantor or any of its Subsidiaries to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the conduct of its business at such Mortgaged Facility, (C) Regulated Activity conducted at such Mortgaged Facility or (D) Release of Hazardous Substances at or in connection with such Mortgaged Facility;

                 (ii) other than generation of Hazardous Substances in compliance with all applicable Environmental Laws, no Regulated Activity has occurred at or on any Mortgaged Facility;

                (iii) no polychlorinated biphenyls, radioactive material, urea formaldehyde, lead, asbestos, asbestos-containing material or underground storage tank (active or abandoned) is or has been present at any Mortgaged Facility;

                 (iv) no Hazardous Substance has been Released (and no written notification of such Release has been filed) or is present (whether or not in a reportable or threshold planning quantity) at, on or under any Mortgaged Facility;

                  (v) no Mortgaged Facility is listed or, to the knowledge of the Obligors, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation on clean-up; and

                 (vi) there are no Liens under Environmental Laws on any Mortgaged Facility, no government actions have been taken or are in process which could subject any Mortgaged Property to such Liens and neither the Guarantor nor any of its Subsidiaries would be required to place any notice or restriction relating to Hazardous Substances in any deed to any Mortgaged Facility.

                  (d)  Since    September   1,    1990,   no   environmental
          investigation, study, audit, test, review or other analysis has been conducted of which the Obligors have knowledge in relation to any Mortgaged Facility which has not been delivered to the Banks.

                  (e)  For  purposes  of   this  Section  4.20,   the  terms
          "Guarantor" and "Subsidiary" include any entity which is, in whole or in part, a predecessor of the Guarantor or any of its Subsidiaries.







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



                  SECTION 4.21.   Solvency,  Etc.  (a)   As  of the  Closing
          Date and after giving effect to the transactions contemplated by the Financing Documents and the Related Transaction Documents:
          (i) the aggregate value of the assets of each Obligor exceeded its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities), (ii) each Obligor had sufficient cash flow to enable it to pay its debts as they mature and (iii) no Obligor had unreasonably small capital.

                  (b)  As of the Amendment  No. 4 Effective  Date and  after giving effect  to the transactions contemplated  by Amendment No.
          4:   (i) the aggregate value  of the assets of  each Obligor will
          exceed  its  liabilities  (including   contingent,  subordinated,
          unmatured and unliquidated liabilities), (ii) each Obligor will have sufficient cash flow to enable it to pay its debts as they mature and (iii) no Obligor will have unreasonably small capital.

                  SECTION  4.22.    Certain  Matters  at  Amendment  No.   4
          Effective Date.  At and as of the Amendment No. 4 Effective Date:

                  (a) The Guarantor has no Subsidiaries except those listed in Schedule VII hereto.

                  (b) Neither the Guarantor nor the Borrower has any Investment in any Person which is not a Subsidiary, other than
          (i)   Temporary  Cash   Investments,  (ii) Investments   in  Non-
          Consolidated Partnerships, (iii) Investments listed in Schedule VII hereto and (iv) other Investments not exceeding $1,000,000 in any one case.

                  (c) All of the authorized capital stock of the Borrower is owned beneficially and of record by the Guarantor, subject to no Lien. There are no other Equity Securities of the Borrower.


                                      ARTICLE V

                                      COVENANTS

                  The Borrower and the Guarantor jointly and severally agree that, so long as any Bank has any Commitment or Outstanding LC Exposure hereunder or any amount payable under any Note remains unpaid:

                  SECTION 5.01.  Information.   The Obligors will deliver to
          each of the Banks:

                  (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, (i) a consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of the end of such Fiscal Year, and the related consolidated






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



          statements of operations, cash flows and changes in stockholders' equity for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on in a manner acceptable to the Securities and Exchange Commission by KPMG Peat Marwick or other independent public accountants of nationally recognized standing, which report (x) shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the Guarantor and its Consolidated Subsidiaries as of the date of such financial statements and the consolidated results of their operations and cash flows for the period covered by such financial statements in conformity with generally accepted accounting principles and (y) shall not contain any Qualification, (ii) an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and the related unaudited consolidated statements of operations, cash flows and changes in stockholders' equity for such Fiscal Year (together with the footnotes thereto), setting forth in each case in comparative form (commencing with the delivery of financial statements for the Fiscal Year ending May 31, 1994) the figures for the previous Fiscal Year, (iii) an unaudited consolidated balance sheet of Medisave and its Subsidiaries as of the end of such Fiscal Year and the related unaudited consolidated statements of operations, cash flows and changes in stockholders' equity for such Fiscal Year (together with the footnotes thereto), setting forth in each case in comparative form (commencing with the delivery of financial statements for the Fiscal Year ending May 31, 1994) the figures for the previous Fiscal Year, (iv) unaudited balance sheets of Northwest Health Care, Inc., Pasatiempo Development Corp. and Hillhaven Properties Ltd. as of the end of such Fiscal Year and the related unaudited statements of operations for such Fiscal Year, and (v) a certificate of a Financial Officer as to fairness of presentation and consistency of such financial statements;

                  (b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, (i) an unaudited consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries and the related consolidated statements of operations for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter and of cash flows for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in
          each  case  in  comparative   form  the  unaudited   consolidated
          statements of operations and cash flows for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all prepared in accordance with Rule 10-01 of Regulation S-X of the General Rules and Regulations under the Securities Act of 1933, or any successor rule that sets forth the manner in which interim financial statements







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



          shall be prepared, (ii) an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited consolidated statements of operations for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter and of cash flows for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form (commencing with the delivery of financial statements for the first Fiscal Quarter of the Fiscal Year ending May 31, 1995) the unaudited consolidated statements of operations and cash flows for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, (iii) an unaudited consolidated balance sheet of Medisave and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited consolidated statements of operations for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter and of cash flows for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form (commencing with the delivery of financial statements for the first Fiscal Quarter of the Fiscal Year ending May 31, 1995) the unaudited consolidated statements of operations and cash flows for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, (iv) unaudited balance sheets of Northwest Health Care, Inc., Pasatiempo Development Corp. and Hillhaven Properties Ltd. as of the end of such Fiscal Quarter and the related unaudited statements of operations for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form (commencing with the delivery of financial statements for the first Fiscal Quarter of the Fiscal Year ending May 31, 1995) the unaudited statement of operations for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, and (v) a certificate (subject to normal year-end audit adjustments) of a Financial Officer as to fairness of presentation and consistency of such financial statements;

             (c) simultaneously with the delivery of each set of financial statements referred to in Sections 5.01(a) and (b), a certificate of a Financial Officer, substantially in the form of Exhibit H hereto, (i) setting forth in reasonable detail such calculations as are required to establish whether the Obligors were in compliance with the requirements of Sections 5.11 through 5.16, and of Sections 5.22 through 5.25, on the date of such financial statements, (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action that the Obligors are taking or propose to take with respect thereto, (iii) stating whether, since the date of the most recent financial statements delivered pursuant to Section







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



          5.01(a) or (b), an event has occurred or condition arisen which has had a Material Adverse Effect which is not reflected in the financial statements delivered simultaneously therewith and, if so, the nature of such Material Adverse Effect, and (iv) stating whether, since the date of the most recent financial statements previously delivered pursuant to Section 5.01(a) or (b), there has been a change in the generally accepted accounting principles applied in preparing the financial statements then being delivered from those applied in preparing the most recent audited financial statements previously so delivered which is material to the financial statements then being delivered;

                  (d) simultaneously with the delivery of each set of annual financial statements referred to in Section 5.01(a)(i), a letter from the firm of independent public accountants that reported on such statements stating (i) whether anything has come to their attention in the course of their normal audit procedures to cause them to believe that any Default existed on the date of
          such   statements  and   (ii)  whether   in  their   opinion  the
          calculations of compliance with the requirements of Sections 5.22 through 5.25 set forth in the Financial Officer's certificate delivered simultaneously therewith pursuant to Section 5.01(c), to the extent derived from data contained in the accounting records of the Guarantor and its Consolidated Subsidiaries, have been determined in accordance with the relevant provisions of this Agreement;

                  (e)    within  five  Domestic  Business  Days  after   any
          Executive Officer obtains knowledge of any Default, if such Default is then continuing, a certificate of a Financial Officer setting forth the details thereof and the action that the Obligors are taking or propose to take with respect thereto;

                  (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or current reports that the Guarantor or any of its Subsidiaries shall have filed with the Securities and Exchange Commission;

                  (g) promptly after any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC;
          (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that







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



          any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC;
          (vi)  gives  notice  of  withdrawal from  any  Plan  pursuant  to
          Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer
          Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of a Financial Officer setting forth details as to such occurrence and the action, if any, which the Guarantor or applicable member of the ERISA Group is required or proposes to take;

                  (h)    as   soon  as  reasonably  practicable  after   any
          Executive Officer obtains knowledge of the commencement of an action, suit or proceeding against the Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental
          body,  agency  or  official  in  which  there  is   a  reasonable
          possibility of an adverse decision which could have a Material Adverse Effect or which in any manner questions the validity of
          any  Financing  Document  or  Related   Transaction  Document,  a
          certificate of a Financial Officer setting forth the nature of such action, suit or proceeding and such additional information as may be reasonably requested by any Bank;

                  (i) promptly upon the receipt by the Guarantor from its independent public accountants of any management letter which indicates a material weakness in the reporting practices of the Guarantor or any of its Subsidiaries, a description of such material weakness and any action being taken with respect thereto;

                  (j)   promptly upon  their becoming  available, copies  of
          (i)  all  financial   statements,  reports,  notices   and  proxy
          statements sent or made available generally by the Guarantor to its security holders, and (ii) all press releases and other statements made available generally by the Guarantor or any of its Subsidiaries to the public concerning material developments in the business of the Guarantor and its Subsidiaries;










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                  (k)  promptly upon  receipt or filing  thereof, copies  of any material reports or notices related to taxes and any other material reports or notices received by the Guarantor or any of its Subsidiaries from, or filed by the Guarantor or any of its Subsidiaries with, any Federal, state or local governmental agency or body regulating the activities of the Guarantor or any of its Subsidiaries;

                  (l) (i) promptly after the Board of Directors of the Guarantor shall have approved the same, copies of the Guarantor's annual operating and capital expenditure budgets and cash flow forecast for each Fiscal Year and (ii) promptly upon any material revision thereof, copies of such budget or cash flow forecast as so revised;

                  (m) prompt notice of the receipt of any complaint, order, citation, notice or other written communication from any Person with respect to (i) the existence or alleged existence of a violation of any applicable Environmental Law at or on, or of
          any  Environmental   Liability  arising  with  respect   to,  any
          Mortgaged Facility, (ii) any Release on any Mortgaged Facility or any part thereof in a quantity that is reportable under any applicable Environmental Law, and (iii) any pending or threatened proceeding for the termination, suspension or non-renewal of any permit required under any applicable Environmental Law with respect to any Mortgaged Facility, in each case which could reasonably be expected to result in liability or expenses in excess of $250,000;

                  (n) prompt notice of (i) the receipt by the Guarantor of notice that any holder of Permitted Preferred Stock elects to require the Guarantor to redeem such Permitted Preferred Stock following the occurrence of a "Designated Event" with respect thereto, and the earliest date upon which the Guarantor is or may be required to redeem such Permitted Preferred Stock, and
          (ii) the receipt by the Guarantor of notice that any holder of a Convertible Subordinated Debenture or a Subordinated Note elects to require the Guarantor to redeem such Debt, and the earliest date upon which the Guarantor is or may be required to redeem such Debt; and

                  (o) from time to time such additional information regarding the financial position, results of operations or business of the Guarantor or any of its Subsidiaries as any Bank may reasonably request through the Agent.

                  SECTION  5.02.   Payment of  Obligations.   The  Guarantor
          will, and will cause each of its Subsidiaries to, pay and discharge, as the same shall become due and payable, (i) all material claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, in any such case, if unpaid, might by law give rise to a Lien upon any of its





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          property or assets,  and (ii) all material taxes, assessments and governmental charges or levies upon it or its property or assets, except where any of the items in clause (i) or (ii) above may be contested in good faith by appropriate proceedings, and the Guarantor or such Subsidiary, as the case may be, shall have set aside on its books, in accordance with generally accepted accounting principles, appropriate reserves, if any, for the accrual of any such items.

                  SECTION 5.03.   Maintenance  of Property.   The  Guarantor
          will keep, and will cause each of its Subsidiaries to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                  SECTION 5.04.   Insurance.   The Guarantor will  maintain,
          and will cause each of its Subsidiaries to maintain, insurance in responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Guarantor and its Subsidiaries operate, provided that in any event the Guarantor will maintain, and will cause each of its Subsidiaries to maintain, (i) physical damage insurance on all real and personal property on an all risks basis (including the perils of flood and quake, so long as such insurance is available on a commercially reasonable basis), covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, covering such risks, for such amounts not less than those, and with deductible amounts not greater than those, listed in Part A of Schedule X hereto, (ii)
          professional   and   general   liability   insurance   (including
          products/completed operations liability coverage) in amounts not less than those listed in part B of Schedule X hereto and (iii) such other insurance coverage in such amounts and with respect to
          such risks as  the Required  Banks may reasonably  request.   The
          Guarantor and its Subsidiaries may use a captive insurance company Subsidiary of the Guarantor to insure their professional and general liability exposure, provided that excess insurance and reinsurance are carried in such amounts as are customary with owners of similar businesses, and said excess insurance and reinsurance are placed with companies having not less than an A.M. Best rating "A" or "A- XI" or with other insurers of equal
          or  better  quality.    The  foregoing  shall  not  prohibit  the
          Guarantor from maintaining insurance coverage with X.L. Insurance Company, Ltd., in amounts, and with deductibles, not exceeding those in effect on the Closing Date and covering such risks as are covered by X.L. Insurance Company, Ltd. under policies in
          effect on  the Closing Date.   The Guarantor will  deliver to the
          Banks (A) on the Closing Date a certificate from the Guarantor's insurance broker dated such date showing the amount of coverage as of such date, and certifying that, in the opinion of such broker, such amounts are adequate, reasonable and customary for companies of established repute engaged in the same or a similar





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



          business, (B) within five Domestic Business Days of each anniversary of the Closing Date, a certificate from the Guarantor's insurance broker dated the date of delivery showing the amount of coverage as of such date, (C) upon request of any Bank through the Agent from time to time full information as to the insurance carried, (D) within five days of receipt of notice from any insurer a copy of any notice of cancellation, nonrenewal or material change in coverage from that existing on September 1, 1993 and (E) forthwith, notice of any cancellation, nonrenewal or material reduction of coverage by the Guarantor or any of its Subsidiaries.

                  SECTION  5.05.  Compliance  with Law.   The Guarantor will
          comply, and will cause each of its Subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules,
          regulations,   and   requirements  of   governmental  authorities
          (including Environmental Laws and ERISA and the rules and regulations thereunder), except where (i) the necessity of compliance therewith is contested in good faith by appropriate proceedings or (ii) failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

                  SECTION 5.06. Inspection of Property, Books and Records. The Guarantor will keep, and will cause each of its Subsidiaries to keep, proper books of record and account in which full, true
          and  correct  entries  in  conformity  with  generally   accepted
          accounting  principles   shall  be  made  of   all  dealings  and
          transactions in  relation to  its business  and activities.   The
          Guarantor, upon reasonable request by any Bank, will permit, and will cause each of its Subsidiaries to permit, representatives of such Bank at such Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts and copies from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                  SECTION 5.07. Maintenance of Existence, Rights, Etc. The Guarantor will preserve, renew and keep in full force and effect, and will cause each of its Subsidiaries to preserve, renew and keep in full force and effect, their respective corporate existences and their respective rights, privileges, licenses and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.07 shall prohibit (i) any merger or consolidation permitted by
          Section  5.13(a)  or  (ii)   the  termination  of  the  corporate
          existence of any Subsidiary of the Guarantor if (A) the Guarantor determines that such termination is in the best interest of the Guarantor and (B) such termination is not adverse in any material respect to the Banks.

                  SECTION  5.08.  Lines of Business.   Neither the Guarantor
          nor any of its Subsidiaries will engage to any substantial extent in any line or lines of business activity other than those in
          which they were  engaged on May  31, 1994,   as described in  the
          Guarantor's 1994 Form 10-K, and other substantially similar lines of business activity.

                  SECTION  5.09.    Fiscal  Year.   The  Guarantor  will not
          change its Fiscal Year from the twelve months ending May 31.

                  SECTION  5.10.    Maintenance  of  Equity  Securities   of
          Subsidiaries. Each of the Guarantor and the Borrower will at all times maintain direct or indirect ownership of 100% of the Equity
          Securities  of   each  of   its  Subsidiaries,  except   for  (i)
          Subsidiaries existing on the Effective Date the Equity Securities of which are not directly or indirectly owned in their entirety by the Guarantor or the Borrower on the Effective Date and (ii) any Subsidiary the entire Investment in which is disposed of by the Guarantor or the Borrower in accordance with Section 5.13.

                  SECTION 5.11.   Limitation  on Debt.   The Guarantor  will
          not, and will not permit any of its Subsidiaries to, incur or at any time be liable with respect to any Debt, except:

                  (a)  Debt outstanding under this Agreement;

                  (b) Debt outstanding on the Amendment No. 4 Effective Date which either (i) is identified in Schedule III hereto or
          (ii) is of a type identified in Schedule III hereto and was incurred after August 31, 1994 and before the Amendment No. 4 Effective Date, provided that the aggregate principal or face amount of all such Debt described in this clause (ii) does not exceed $15,000,000;

                  (c)  Subordinated  Notes   and  Convertible   Subordinated
          Debentures outstanding on the Closing Date;

                  (d)     PIP  Convertible  Debentures  outstanding  on  the
          Closing Date;

                  (e) Debt of Hillhaven Funding in respect of commercial paper and/or bank loans in aggregate principal amount at any time outstanding not to exceed $40,000,000;

                  (f) Debt arising in respect of letters of credit issued to provide credit support for industrial revenue bonds or similar instruments which constitute Debt of the Guarantor or any of its Consolidated Subsidiaries, provided that such industrial revenue bonds or similar instruments are otherwise permitted under this
          Section 5.11;

                  (g) Debt secured by a Lien permitted pursuant to paragraphs (c) through (f) of Section 5.12;




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



                  (h) Debt of the partnership that currently owns the San Marcos, California retirement housing facility which is assumed or Guaranteed by the Borrower in connection with any acquisition by the Borrower after the Closing Date of additional partnership interests in such partnership, provided that, immediately after giving effect to such acquisition, the aggregate outstanding principal amount of all Debt of such partnership for which the Borrower is directly or contingently liable does not exceed $13,500,000;

                  (i) Debt of the partnership that owns the Carrollwood Care Center in Tampa, Florida which is assumed or Guaranteed by the Borrower in connection with any acquisition by the Borrower after the Closing Date of additional partnership interests in such partnership, provided that, immediately after giving effect to such acquisition, the aggregate outstanding principal amount of all Debt of such partnership for which the Borrower is directly or contingently liable does not exceed $3,200,000; and Debt of the partnership that owns the Bay Point Nursing Pavilion in St. Petersburg, Florida which is assumed or Guaranteed by the Borrower in connection with any acquisition by the Borrower after the Closing Date of the ownership interest in such health care facility, provided that, immediately after giving effect to such acquisition, the aggregate outstanding principal amount of all Debt relating to such facility for which the Borrower is directly or contingently liable does not exceed $3,500,000;

                  (j)  Permitted Intercompany Debt;

                  (k) Debt incurred by the Guarantor or any of its Subsidiaries after the Closing Date in exchange for or to repay,
          prepay,   repurchase,  redeem,   defease,  retire   or  refinance
          ("refinance") (A) any Debt of the Guarantor or such Subsidiary, as the case may be, permitted by paragraph (b), (h) or (i) above or this paragraph (k) or (B) subordinated Debt of the Guarantor outstanding on August 31, 1994 not exceeding $20,000,000 in aggregate principal amount; provided that (i) the principal amount of the Debt so incurred shall not exceed the unpaid principal amount of the Debt so exchanged or refinanced, (ii) the Debt so incurred has an effective carrying cost which is less than the carrying cost of the Debt so exchanged or refinanced and
          (iii) the aggregate principal amount of the Debt so incurred that is required to be repaid, on a cumulative basis, through any date (a "date of determination") prior to the Final Maturity Date shall not exceed the aggregate principal amount of the Debt so exchanged or refinanced that would have been required to have been repaid, on a cumulative basis, after the date of the relevant









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



          exchange or refinancing and on or before the same date of determination and provided further that the subordinated Debt referred to in clause (B) above may be refinanced with Debt described in the first proviso to this clause (k) or with the proceeds of Loans under this Agreement or with any combination of the foregoing;

                  (l)    Guarantees   by  the  Borrower   (but  not  by  any
          Subsidiary of the Borrower) of Debt of other Persons in an aggregate principal amount at any time outstanding not to exceed $2,000,000;

                  (m) Debt issued entirely for cash; provided that neither the Guarantor nor any of its Subsidiaries shall be obligated to repay any principal thereof or to redeem, retire, purchase or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the redemption, retirement, purchase or other acquisition of any portion thereof prior to one year after the Final Maturity Date; and

                  (n) Debt evidenced by bonds issued by the Guarantor or any of its Subsidiaries to tenants of residential units at New Pond Village in Walpole, Massachusetts or The Greens at Hanover in Nashua, New Hampshire evidencing the obligation to repay at the end of their tenancies amounts paid by them at the beginning of their tenancies, provided that the aggregate outstanding principal amount of all such bonds (including any such bonds outstanding on the Closing Date and referred to in paragraph (b) above) does not exceed $45,000,000.

                  SECTION 5.12. Negative Pledge. The Guarantor will not, and will not permit any of its Subsidiaries to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                  (a) Liens existing on the Effective Date securing Debt outstanding on the Effective Date and identified in Schedule III hereto;

                  (b)  Liens created pursuant to the Collateral Documents;

                  (c) any Lien existing on any asset prior to the acquisition thereof by the Guarantor or such Subsidiary and not created in contemplation of such acquisition;

                  (d) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary of the Guarantor and not created in contemplation of such event;









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



                  (e) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that (i) the transaction giving rise to such financing is permitted by Sections 5.15 and 5.16 and (ii) such Lien attaches to such asset concurrently with or within 180 days after the acquisition or completion of construction thereof and attaches to no asset other than such asset so financed;

                  (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section 5.12, provided that the principal amount of such Debt is not increased and such Debt is not secured by any additional assets;

                  (g)  Permitted Encumbrances;

                  (h) Liens arising in the ordinary course of business (other than Liens of the types described in the definition of "Permitted Encumbrances") which (A) do not secure Debt, (B) if applicable to any of the Collateral, rank junior to the Liens created pursuant to the Collateral Documents, (C) do not secure any obligation in an amount exceeding $5,000,000 and (D) do not in the aggregate materially detract from the value of the assets of the Guarantor and its Subsidiaries, taken as a whole, or materially impair the use thereof in the operation of their business;

                  (i) Liens on Medicaid accounts receivable purchased by Hillhaven Funding securing Debt permitted by Section 5.11(e);

                  (j) Liens on health care facilities, nursing centers and retirement housing facilities having an aggregate fair market value (as determined in good faith by a Financial Officer) not exceeding $5,000,000 to provide additional security for the Debt referred to in Section 5.11(h) (which Debt is presently secured by a Lien on the San Marcos, California retirement housing facility); and

                  (k)    Liens   on  assets  (other  than  Collateral)   not
          otherwise  permitted under  paragraphs  (a) through  (j) of  this
          Section 5.12 securing Debt in an aggregate principal amount at any time outstanding not to exceed $20,000,000.

                  SECTION 5.13.   Consolidations,  Mergers and Asset  Sales.
          (a) The Guarantor will not, and will not permit any of its Subsidiaries to, consolidate or merge with or into, or sell, lease or otherwise dispose of all or substantially all of its assets to, any other Person, except that (i) the Borrower may merge with any Person (other than the Guarantor) if the Borrower







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          is  the  surviving corporation  and  if,  immediately after  such merger (and giving effect thereto), no Default shall have occurred and be continuing, and (ii) any Subsidiary of the Guarantor (other than the Borrower, Medisave and their respective Subsidiaries) may merge or consolidate with or into, or transfer all or substantially all of its assets to, any Person if immediately after such transaction (and giving effect thereto) no Default shall have occurred and be continuing and either (A) the
          surviving  corporation  or  transferee   is  the  Borrower  or  a
          Subsidiary of the Borrower or (B) such merger, consolidation or transfer of all or substantially all assets is in conjunction with a disposition by the Guarantor of its entire Investment in such Subsidiary which is otherwise permitted under Section 5.13(b) and the other provisions of the Financing Documents.

                  (b) The Guarantor will not, and will not permit any of its Subsidiaries to, make any Asset Sale in any Fiscal Year unless (i) the consideration therefor is at least equal to the fair market value of the related asset (as determined in good
          faith  by  a   Financial  Officer  or,  if   such  value  exceeds
          $5,000,000, by the Board of Directors of the Guarantor or a duly constituted committee thereof) and (ii) immediately after giving effect thereto, (A) the aggregate fair market value of the assets disposed of in all Asset Sales (excluding exchanges of assets) after August 31, 1994 would not exceed 12.5% of the book value of the net plant, property and equipment of the Guarantor and its Subsidiaries as reflected on their books immediately prior to such Asset Sale, and (B) the aggregate fair market value of all assets disposed of in all Asset Sales (including exchanges of assets) after August 31, 1994 would not exceed 15% of the book value of the total net plant, property and equipment of the Guarantor and its Subsidiaries as reflected on their books immediately prior to such Asset Sale; and provided further that
          (x) at least 10% of the consideration for any Asset Sale (other than Asset Sales where the underlying asset is disposed of pursuant to a lease) shall consist of cash payable at closing and
          (y) the remaining consideration for any such Asset Sale shall consist solely of instruments obligating the transferee (or an affiliate) to make cash payments at a subsequent date or dates.

                  (c)   Notwithstanding  the  foregoing provisions  of  this
          Section  5.13, the  Borrower will  not dispose  of any  Mortgaged
          Facility (pursuant to an Asset Sale or otherwise) unless it substitutes one or more health care facilities for such Mortgaged Facility in accordance with Section 10.08.

                  SECTION 5.14.   Restricted Payments.   The Guarantor  will
          not, and will not permit any of its Subsidiaries to, declare or make any Restricted Payment, except:

                  (a)   dividends paid  by the  Guarantor to  the holders of
          its  Series   C  Preferred  Stock  pursuant   to  the  applicable
          provisions of the Guarantor's Charter Documents;




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



                  (b) dividends paid to the Guarantor by any of its Subsidiaries (other than the Borrower, Medisave and Hillhaven Funding);

                  (c) dividends paid by the Borrower to the Guarantor to the extent required (after taking into account other funds reasonably available for the purpose) to finance (i) the payment
          of  dividends  on  the   Guarantor's  Series  C  Preferred  Stock
          permitted  by paragraph (a) above or (ii) the payment of interest
          on   the   Subordinated  Notes,   the   Convertible  Subordinated
          Debentures or the PIP Convertible Debentures in accordance with the agreements or instruments evidencing or governing such Debt;

                  (d) repurchases of PIP Options from the holders thereof in accordance with the terms of the PIP Options, provided that
          the  aggregate  amount  of   Restricted  Payments  for  all  such
          repurchases does not exceed $5,000,000;

                  (e) odd-lot repurchases of the Guarantor's common stock in connection with one (but not more than one) reverse stock split, provided that each new share of common stock is issued for not more than five outstanding shares in connection therewith;

                  (f)      redemption   of  up   to   $63,300,000  aggregate
          liquidation value of the Series C Preferred Stock or the Series D Preferred Stock held by NME upon the exercise by NME of the
          outstanding  warrants  to  purchase   30,000,000  shares  of  the
          Guarantor's common stock;

                  (g) dividends paid by Medisave to the Guarantor, so long as immediately after giving effect to the payment of any such dividend, the sum of (i) the aggregate amount of such dividends declared or paid after May 31, 1993 and (ii) the aggregate outstanding principal amount of Debt of the Guarantor owing to Medisave and permitted to be outstanding pursuant to paragraph
          (d) of the definition of "Permitted Intercompany Debt" would not exceed the consolidated net income (if positive) of Medisave and its Subsidiaries for the period (treated as one accounting period) beginning on June 1, 1993 and ending at the end of the most recent Fiscal Quarter ending before such proposed dividend is declared;

                  (h) dividends paid by Hillhaven Funding to the Guarantor so long as, immediately after such dividend is paid, Hillhaven Funding owes no outstanding Debt to the Guarantor or any of its Subsidiaries; and











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



                  (i) dividends paid by the Borrower to the Guarantor to the extent required (after taking into account other funds reasonably available for the purpose) to finance the payment of
          (i) reasonable and necessary administrative costs and expenses of the Guarantor or (ii) amounts payable by the Guarantor pursuant to the Affiliate Agreements, including NME Guarantee Fees; provided that in no event shall the Guarantor or any of its Subsidiaries declare or make any Restricted Payment (except Restricted Payments permitted by paragraph (b), (g), (h) or (i) above) if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing. Nothing in this
          Section 5.14 shall prohibit any Restricted Payment from being made within 45 days after the date on which the Guarantor or any of its Subsidiaries declared such Restricted Payment if such declaration was not prohibited by this Section 5.14 when made.

                  SECTION 5.15. Limitation on Investments and Asset Acquisitions. The Guarantor will not, and will not permit any of its Subsidiaries to, make, acquire or hold any Investment or make any Asset Acquisition, except:

                  (a)    Investments   existing  on  the  Amendment  No.   4
          Effective Date in Subsidiaries and Non-Consolidated Partnerships existing on the Amendment No. 4 Effective Date, and other Investments existing on the Amendment No. 4 Effective Date, in each case as identified on Schedule VII hereto;

                  (b)  Investments by the Guarantor in the Borrower;

                  (c)     Investments  constituting  Permitted  Intercompany
          Debt;

                  (d) Investments and Asset Acquisitions by the Borrower pursuant to which (I) the Borrower (A) has acquired the Leased Facilities from NME on the terms and conditions contemplated by the NME Agreement, (B) is constructing (for a total cost not to exceed $7,600,000) a 120-bed health care facility in Fort Myers, Florida, (C) shall replace and expand by 50 beds (for a total cost not to exceed $2,800,000) the Borrower's health care facility in Goldsboro, North Carolina and (D) has exercised an option to acquire (for a total cost not to exceed $4,800,000 less any Debt assumed or Guaranteed by the Borrower pursuant to
          Section  5.11(i)  in   connection  with  such  acquisition)   the
          ownership  interest   in  the  Bay  Point   Nursing  Pavilion  in
          St. Petersburg,  Florida  from  the  owners  of   such  facility,
          provided that any acquisition costs in excess of the limits set forth in clauses (B), (C) and (D) have been or may










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



          be incurred to the extent permitted by Section 5.15(l) and (II) the Guarantor or any of its Subsidiaries shall contribute to MediLife Pharmacy Network, a joint venture with Lifecare, up to $5,000,000 of pharmacy-related assets in exchange for a 50% interest in such joint venture;

                  (e)   Investments constituting Debt  that is permitted  to
          be   assumed  or   Guaranteed   by  the   Borrower  pursuant   to
          paragraph (h) or (i) of Section 5.11;

                  (f) payments made by the Guarantor or any of its Subsidiaries pursuant to Guarantees of Debt of other Persons;

                  (g)  Temporary Cash Investments;

                  (h)    subject   to  the  limitations  of  Section   5.21,
          Investments  maintained  to  satisfy  sinking  fund   or  reserve
          requirements in respect of outstanding Debt of the Guarantor or any of its Consolidated Subsidiaries which is otherwise permitted pursuant to Section 5.11;

                  (i) Sold Asset Notes and other instruments received as consideration for Asset Sales made on or after the Closing Date, subject to the limitations of Section 5.13(b);

                  (j)  loans  made  to   an  officer  or  employee  of   the
          Guarantor or any of its Subsidiaries to enable such Person to exercise, or to pay income taxes arising in connection with the exercise of, PIP Options, stock options or similar incentive awards, provided that the aggregate principal amount of such loans at any time outstanding does not exceed $10,000,000;

                  (k) Asset Acquisitions in which at least 95% of the consideration given by the Guarantor or any of its Subsidiaries consists of common stock of the Guarantor (or options to purchase such common stock) or net cash proceeds received by the Guarantor after August 31, 1994 from the issuance or sale of common stock of the Guarantor; provided that the aggregate number of shares of
          common   stock  of   the  Guarantor   issued  to   finance  Asset
          Acquisitions (or issuable upon the exercise of such options) shall not exceed 25% of the total number of shares of common stock of the Guarantor outstanding immediately after any such Asset Acquisition is consummated (adjusted to include shares issuable upon the exercise of such options); and

                  (l) subject to the limitations of Sections 5.08 and 5.16, any other Investment or Asset Acquisition by the Borrower or Medisave if, immediately after such Investment or Asset Acquisition is made, the aggregate amount of all Investments and Asset Acquisitions made on or after the







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



          Closing  Date pursuant to paragraph  (e) above and this paragraph
          (l) does not exceed $20,000,000; provided that, for purposes of calculating such aggregate amount, an Investment of less than $1,000,000 shall be excluded (unless it constitutes part of a transaction involving Investments aggregating $1,000,000 or more).

          Without limiting the generality of the foregoing provisions of this Section 5.15, the Borrower will not, and will not permit any of its Subsidiaries to, dispose of or otherwise transfer to any other Person any health care facility, nursing center or retirement housing facility, or any interest therein, or any accounts receivable attributable thereto, whether owned on the Effective Date or thereafter acquired, except that (i) the
          Borrower or any of its Subsidiaries may dispose of any health care facility, nursing center or retirement housing facility (or any interest therein) in accordance with Section 5.13(b),
          (ii) the Borrower or any of its Subsidiaries may sell Medicaid accounts receivable to Hillhaven Funding in connection with its commercial paper program and (iii) any Subsidiary of the Borrower may transfer any health care facility, nursing center, or retirement housing center, or any interest therein, or any accounts receivable attributable thereto, to the Borrower.

                  SECTION  5.16.    Capital  Expenditures.      Consolidated
          Capital Expenditures will not exceed $60,000,000 for any Fiscal Year ending on or after May 31, 1995.

                  SECTION   5.17.    Transactions   with  Affiliates.    The
          Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay any funds to or for the account of, make any Investment in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate; provided that the foregoing provisions of this Section 5.17 shall not prohibit:

                  (a) the Guarantor or any of its Subsidiaries from declaring or paying any lawful dividend permitted by Section 5.14;

                  (b) the Guarantor or any of its Subsidiaries from making sales to or purchases from any Affiliate and, in connection therewith, extending credit or making payments, or from making payments for services rendered by any Affiliate, if such sales or purchases are made or such services are rendered in the ordinary course of business and on terms and conditions at least as favorable to the Guarantor or such Subsidiary as the terms and conditions which would apply in a similar transaction with a Person not an Affiliate;

                  (c) the Guarantor or any of its Subsidiaries from (i) making payments of principal, interest and premium on any Debt of the Guarantor or such Subsidiary held by an Affiliate if the terms of such Debt are substantially as favorable to the Guarantor or such Subsidiary as the terms which could have been obtained at the time of the creation of such Debt from a lender which was not an Affiliate or (ii) repaying on the Closing Date all Debt owing by it to NME;

                  (d)   the  Guarantor  or  any  of  its  Subsidiaries  from
          participating in, or effecting any transaction in connection with, any joint enterprise or other joint arrangement with any Affiliate if the Guarantor or such Subsidiary participates in the
          ordinary   course  of  its  business  and  on  a  basis  no  less
          advantageous than the basis on which such Affiliate participates;

                  (e) the Guarantor or any of its Subsidiaries from entering into or adopting any executive or employee incentive or compensation plan, contract or other arrangement (including any loans or extensions of credit in connection therewith), or any arrangement to terminate any of the foregoing, if such plan, contract, or arrangement is approved either by the shareholders of the Guarantor (in accordance with such voting requirements as may be applicable) or by the Board of Directors of the Guarantor (or a duly constituted committee thereof) at a meeting at which a quorum of disinterested directors is present;

                  (f) the Guarantor or any of its Subsidiaries from making any loan, guarantee or other accommodation in accordance with the Guarantor's policies and practices concerning employee relocation in the ordinary course of its business;

                  (g)  performance of the Affiliate Agreements; or

                  (h) the Investment by the Guarantor or any of its Subsidiaries in MediLife Pharmacy Network as permitted by Section 5.15(d)(II).

                  SECTION  5.18.     Limitation  on  Restrictions  Affecting
          Subsidiaries. The Guarantor will not, and will not permit any of its Subsidiaries to, enter into, or suffer to exist, any agreement which prohibits or limits the ability of any such Subsidiary to (i) pay dividends or make other distributions or pay any Debt owed to the Guarantor, the Borrower or any Subsidiary of the Borrower, (ii) make loans or advances to the Guarantor, the Borrower or any Subsidiary of the Borrower or
          (iii) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the obligations of the Obligors under any Financing Document; provided that the foregoing shall not prohibit any such prohibition or limitation contained in
          (A) any Financing  Document, (B) the Liquidity Agreement referred
          to  in  Section  10.10,   (C)  the  NME  Guarantee  Reimbursement
          Agreement, insofar as the provisions thereof in effect on the Closing Date limit grants to other Persons of Liens on assets of any Subsidiary of the Guarantor, (D) the reimbursement and other agreements relating to existing letters of credit issued to support outstanding industrial revenue bonds the proceeds of which were used by the Borrower and its Subsidiaries to acquire the Valley Gardens Health Care Center located in Stockton, California and the Meridian House retirement housing facility located in Lantana, Florida, insofar as the provisions thereof in effect on the Closing Date prohibit distributions to partners of the partnerships which own such facilities unless certain cash flow tests have been satisfied, (E) any mortgage note or loan agreement, insofar as the provisions thereof limit grants of junior liens on the asset securing such mortgage note or loan agreement, (F) any agreement relating to industrial revenue bonds and similar instruments for which the Borrower or any of its Subsidiaries is liable, insofar as the provisions thereof limit grants to other Persons of Liens on the related health care facility or on any such bonds held by the remarketing agent with respect thereto (or, in cases where the obligor thereon is a partnership, on any other assets of such partnership) or (G) any operating lease or capital lease, insofar as the provisions thereof limit grants of a security interest in, or other assignments of, the related leasehold interest to any other Person.

                  SECTION 5.19.  Preferred Stock.   (a)  The Guarantor  will
          not, and will not permit any of its Subsidiaries to, issue or permit to be outstanding any preferred stock other than Permitted Preferred Stock.

                  (b) The Guarantor will not, and will not permit any of its Subsidiaries to, amend its Charter Documents (i) to in any way modify the rights and preferences of holders of the Permitted Preferred Stock or (ii) in any other manner which could adversely affect the rights of the Banks under the Financing Documents or their ability to enforce the same; provided that the foregoing shall not prohibit the Guarantor from amending its Charter Documents after the Closing Date to conform the redemption provisions applicable to the Series C Preferred Stock to those applicable to the Series D Preferred Stock on the Closing Date.

                  (c) The Guarantor will not, and will not permit any of its Subsidiaries to, redeem, purchase or otherwise acquire any Permitted Preferred Stock from the holder thereof following the occurrence of a "Designated Event" with respect thereto on a date which is less than 30 days after the Agent receives notice that such holder elects to require the Guarantor to redeem such Permitted Preferred Stock.

                  SECTION  5.20.    No  Modification  of  Certain  Documents
          Without  Consent.   (a)   The  Guarantor will  not, and  will not
          permit any of its Subsidiaries to, consent to or solicit any amendment or supplement to, or any waiver or other modification of, any Affiliate Agreement if the effect thereof would be to increase the amount, or to accelerate the date of payment, of any
          obligation  of   the  Guarantor   or  any  of   its  Subsidiaries
          thereunder.

                  (b) The Guarantor will not, and will not permit any of its Subsidiaries to, consent to or solicit any amendment or supplement to, or any waiver or other modification of, any agreement or instrument evidencing or governing the Subordinated Notes or the Convertible Subordinated Debentures if the effect thereof would be adverse in any respect to the Banks.

                  SECTION 5.21. Limitation on Prepayments of Debt. The Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, redeem, retire, purchase or otherwise acquire for value, or set apart any money for a sinking,
          defeasance  or   other  analogous   fund   for  the   redemption,
          retirement, purchase or other acquisition of, or make any voluntary payment or prepayment of the principal of, any Debt of the Guarantor or any of its Subsidiaries more than two Domestic Business Days prior to the originally scheduled due date thereof, except for (i) any prepayment of Debt outstanding hereunder,
          (ii) any  prepayment   of  Debt  being  refinanced   pursuant  to
          Section 5.11(k),  (iii) any  redemption of Subordinated  Notes or
          Convertible  Subordinated  Debentures   in  accordance  with  the
          subordination provisions contained in the agreement or instrument evidencing or governing such Debt and (iv) other prepayments of
          Debt  of  the  Guarantor   and  its  Subsidiaries  not  exceeding
          $40,000,000 in aggregate principal amount.

                  SECTION 5.22. Fixed Charge Coverage. At the end of each Fiscal Quarter ending during each period set forth below, the Fixed Charge Ratio for the four consecutive Fiscal Quarters then ended will not be less than the ratio set forth below opposite such period:

                       Period                     Ratio

                    June 1, 1994 through
                      November 30, 1994             1.70 to 1
                    December 1, 1994 through
                      November 30, 1995             1.80 to 1
                    December 1, 1995 through
                      May 31, 1996                  1.90 to 1
                    On and after
                      June 1, 1996                  2.00 to 1







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



                  SECTION 5.23. Cash Flow Coverage. At the end of each Fiscal Quarter ending during each period set forth below, the Cash Flow Ratio will not be less than the ratio set forth below opposite such period:

                       Period                     Ratio

                    June 1, 1994 through
                      May 31, 1995                  0.120 to 1
                    June 1, 1995 through
                      May 31, 1996                  0.150 to 1
                    June 1, 1996 through
                      May 31, 1997                  0.175 to 1
                    On and after
                      June 1, 1997                  0.200 to 1


                    SECTION 5.24.   Leverage Ratio.   The ratio  at any date
          of (x) Consolidated Debt for Borrowed Money at such date (after giving effect to any repayment, prepayment or borrowing on such date) to (y) Consolidated Tangible Net Worth at the end of the then most recently completed Fiscal Quarter (adjusted to reflect any increase therein from the issuance or sale of Equity Securities of the Guarantor or any of its Subsidiaries and any decrease therein from the declaration of any dividends by the Guarantor) will at no time during any period set forth below exceed the ratio set forth below opposite such period:


                       Period                     Ratio

                    June 1, 1994 through
                      May 31, 1995                  2.30 to 1
                    June 1, 1995 through
                      November 30, 1995             2.00 to 1
                    December 1, 1995 through
                      May 31, 1996                  1.80 to 1
                    On and after
                      June 1, 1996                  1.25 to 1


                  SECTION 5.25. Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than the
          Minimum Compliance Level.   The "Minimum Compliance Level" means,
          at any date (the "date of determination"), an amount equal to the sum of (i) $230,000,000 plus (ii) for each Fiscal Quarter ended after May 31, 1993 and on or prior to the date of determination for which Consolidated Net Income (less any cash dividends declared on the Guarantor's Series C Preferred Stock during such Fiscal Quarter) is a positive number, an amount equal to 75% of such positive number plus (iii) an amount equal to 85% of the amount by which Consolidated Tangible Net Worth shall have been





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



          increased after May 31, 1993 and on or prior to the date of determination from the issuance or sale of any Equity Securities of the Guarantor or any of its Subsidiaries (excluding Series D Preferred Stock issued on the Closing Date). The Minimum Compliance Level shall not be reduced if Consolidated Net Income for any Fiscal Quarter (less any cash dividends declared on the Guarantor's Series C Preferred Stock during such Fiscal Quarter) is a negative number.

                  SECTION 5.26.   Replacement of Real Estate Collateral  Due
          to Environmental  Liabilities.   If, after  the Closing  Date, an
          Executive Officer of the Guarantor or the Borrower obtains knowledge that the representations and warranties made as of the Closing Date pursuant to Section 4.20(c) could not be made as of such date with respect to any Mortgaged Facility, the Obligors will (i) promptly notify the Agents thereof and (ii) cause one or more additional health care facilities to be substituted for such Mortgaged Facility in accordance with Section 10.08 within 75 days after such notice.

                  SECTION 5.27.   Further  Assurances.   (a)  The  Guarantor
          will, and will cause each of its Subsidiaries to, at its sole cost and expense, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Collateral Agent shall from time to time request, which may be necessary or desirable in the reasonable judgment of the Collateral Agent from time to time to assure, perfect, convey, assign, transfer and confirm unto the Collateral Agent the property and rights conveyed or assigned pursuant to the Collateral Documents, or which the Guarantor or such Subsidiary may be or may hereafter become bound to convey or assign to the Collateral Agent or which may facilitate the performance of the terms of the Collateral
          Documents  or  the  filing,   registering  or  recording  of  the
          Collateral Documents.

                  (b) All costs and expenses in connection with the security interests and Liens created by the Collateral Documents, including reasonable legal fees and other reasonable costs and
          expenses  in   connection  with  the   granting,  perfecting  and
          maintenance   of  such   security   interests   and  Liens,   the
          preparation,  execution,  delivery,  recordation  or   filing  of
          documents and any other acts in connection with the grant of such
          security  interests  and  Liens   as  the  Collateral  Agent  may
          reasonably request, shall be paid by the Borrower promptly when due.











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



                                      ARTICLE VI

                                       DEFAULTS

                  SECTION 6.01.  Defaults.  If one  or more of the following
          events  ("Events   of  Default")  shall  have   occurred  and  be
          continuing:

                  (a) any principal of any Loan or any Reimbursement Obligation shall not be paid when due, or any interest, fees or other amount payable hereunder shall not be paid within three Domestic Business Days after the due date thereof; or

                  (b) any Obligor shall fail to observe or perform any covenant contained in Section 5.01(e) or Sections 5.11 through 5.26, inclusive; or

                  (c) any Obligor shall fail to observe or perform any of its covenants or agreements contained in the Financing Documents (other than those covered by paragraph (a) or (b) above) for 15 days after written notice thereof has been given to the Obligors by the Agent at the request of any Bank; or

                  (d) any representation, warranty, certification or statement made by any Obligor in any Financing Document or in any certificate, financial statement or other document delivered pursuant thereto shall prove to have been incorrect in any material respect when made; or

                  (e) the Guarantor or any of its Subsidiaries shall fail to make any payment in respect of any Material Debt when due; or

                  (f)  any  event or condition shall occur that  (i) results
          in   the  acceleration   of   the  maturity   of  any   Financial
          Accommodation of the Guarantor or any of its Subsidiaries or the cancellation by one or more banks or other financial institutions of commitments to extend credit to the Guarantor or any of its Subsidiaries, or (ii) enables (or, with the giving of notice or lapse of time or both, would enable) the holder or holders of such Financial Accommodation or any Person acting on behalf of such holder or holders to accelerate the maturity thereof, or
          (iii) enables (or, with the giving of notice or lapse of time or both, would enable) one or more banks or other financial institutions to cancel commitments to extend credit to the Guarantor or any of its Subsidiaries, and the aggregate amount of all such Financial Accommodations and commitments to extend credit referred to in clauses (i) through (iii) above equals or exceeds $10,000,000; or









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



                  (g)   the  Guarantor or  any Subsidiary  shall  commence a
          voluntary   case  or   other   proceeding  seeking   liquidation,
          reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any
          such  official  in  an   involuntary  case  or  other  proceeding
          commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                  (h)  an  involuntary  case or  other  proceeding shall  be
          commenced  against   the  Guarantor  or  any  Subsidiary  seeking
          liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a
          trustee,  receiver,   liquidator,  custodian  or   other  similar
          official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Guarantor or any Subsidiary under the Federal bankruptcy laws as now or hereafter in effect; or

                  (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000; or

                  (j) one or more Enforceable Judgments for the payment of money aggregating in excess of $5,000,000 shall be rendered against the Guarantor and its Subsidiaries (net of any portion thereof covered by insurance as to which the insurance carrier has acknowledged its responsibility); or








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                  (k)   any person or group  of persons  (within the meaning
          of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) other than NME shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 25% or more of the outstanding shares of common stock of the Guarantor; or NME or a group of persons (within the aforesaid meaning) which includes
          NME  shall  have  acquired   beneficial  ownership  (within   the
          aforesaid meaning) of 35% or more of the outstanding shares of common stock of the Guarantor; or, during any period of 24 consecutive calendar months, individuals who were members of the Board of Directors of the Guarantor on the first day of such period shall cease to constitute a majority of such Board of Directors; or the Guarantor shall cease to directly own 100% of the issued and outstanding capital stock of the Borrower; or

                  (l) the Lien created by any of the Collateral Documents shall at any time fail to constitute a valid and perfected Lien on all of the Collateral purported to be subject to such Lien, subject to no prior or equal Lien except Liens permitted by the Collateral Documents, or any Obligor shall so assert in writing; or

                  (m) any provision of Article IX shall cease to be in full force and effect with respect to the Guarantor, or the Guarantor or any Person acting on behalf of the Guarantor shall so assert in writing; or

                  (n) any event or condition constituting a "Designated Event" with respect to any Permitted Preferred Stock shall occur which gives any holder of such Permitted Preferred Stock the right to require the Guarantor to redeem, repurchase or otherwise acquire such Permitted Preferred Stock;

                  (o)    a   "Change  in   Control"  (as   defined  in   the
          Subordinated Note Indenture or the Convertible Subordinated Debenture Indenture) shall occur;

          then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, (ii) if requested by Banks having more than 50% of the aggregate amount of the Outstanding LC Exposures, by notice to each LC Issuing Bank instruct such LC Issuing Bank not to extend the expiry date of any Letter of Credit, whereupon such LC Issuing Bank shall promptly deliver notice to that effect to the Borrower, and (iii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the






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



          Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor; provided that in the case of an Event of Default specified in Section 6.01(g) or (h) with respect to any Obligor, without any notice to any Obligor or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

                  SECTION 6.02.   Notice of Default.   The  Agent shall give
          notice to the Obligors under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                  SECTION  6.03.    Cash  Cover.   Each  Obligor  agrees, in
          addition to the provisions of Section 6.01, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Agent upon instruction from Banks having more than 50% of the aggregate amount of the Outstanding LC Exposures, pay (and, in the case of any of the Events of Default specified in Section 6.01(g) or (h) with respect to any Obligor, forthwith, without any demand or the taking of any other action by the Agent or any Bank, it shall pay) to the Collateral Agent an amount in immediately available funds equal to the then aggregate amount available for drawing under Letters of Credit outstanding at such time to be held as security therefor for the benefit of the Banks and the LC Issuing Banks in accordance with the Collateral Documents.

                                     ARTICLE VII

                                     THE AGENTS

                  SECTION 7.01. Appointment and Authorization. (a) Each Bank irrevocably appoints the Agent to act as its agent in connection herewith and authorizes the Agent to take such action as agent on such Bank's behalf and to exercise such powers under the Financing Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

                  (b) Each Bank irrevocably appoints the Administrative Agent to act as its agent in connection herewith and authorizes the Administrative Agent to take such action as agent on such Bank's behalf and to exercise such powers under the Financing Documents as are delegated to the Administrative Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.







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



                  (c) Each of the Banks, the LC Issuing Banks, the Agent and the Administrative Agent authorizes the Collateral Agent to execute or accept the Collateral Documents and irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Collateral Documents as are delegated to the Collateral Agent by
          the  terms  thereof,  together  with  all   such  powers  as  are
          reasonably incidental thereto.

                  SECTION 7.02.   Agents and  Affiliates.   Each of  Morgan,
          Chemical and Morgan Delaware shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not one of the Agents. Each of Morgan, Chemical and Morgan Delaware and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Guarantor or any of its Subsidiaries or Affiliates as if it were not one of the Agents.

                  SECTION 7.03.  Action by Agents.   The obligations of each
          of the Agents under the Financing Documents are only those expressly set forth therein with respect to it. Without limiting the generality of the foregoing, none of the Agents shall be required to take any action with respect to any Default, except as expressly provided in Article VI and the Collateral Documents.

                  SECTION 7.04.   Consultation with  Experts.   Each of  the
          Agents may consult with  legal counsel (who may be counsel for an
          Obligor),  independent  public   accountants  and  other  experts
          selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  SECTION 7.05.   Liability of Agents.   None  of the Agents
          or their respective affiliates or their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with the Financing Documents (A) with the consent or at the request of the Required Banks or (B) in the absence of its own gross negligence or
          willful  misconduct.   None  of  the Agents  or  their respective
          affiliates or their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain,
          inquire   into  or   verify  (i)   any  statement,   warranty  or
          representation made in connection with any Financing Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Obligor under any Financing Document; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to it; (iv) the validity, effectiveness or genuineness of any Financing Document or any other instrument or writing
          furnished  in  connection  therewith;   or  (v)  the   existence,
          genuineness or value of any of the Collateral or the validity,





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



          perfection, priority or enforceability of the security interests in or Liens on any of the Collateral. None of the Agents shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile copy or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

                  SECTION 7.06. Indemnification. The Banks shall, ratably in accordance with their respective Credit Exposures, indemnify
          each  of   the  Agents,  its  affiliates   and  their  respective
          directors, officers, agents and employees (to the extent not reimbursed by any Obligor) against any cost, expense (including
          reasonable  counsel  fees   and  disbursements),  claim,  demand,
          action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Financing Documents or any action taken or omitted by such indemnitees thereunder.

                  SECTION 7.07.   Credit Decision.   Each Bank  acknowledges
          that it has, independently and without reliance upon the Agents or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and
          decision  to  enter  into   this  Agreement.    Each   Bank  also
          acknowledges that it will, independently and without reliance upon the Agents or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Financing Documents.

                  SECTION 7.08.  Agents' Fees.   The Borrower shall pay fees
          to each of the Agents in the amounts agreed to by the Borrower and such Agent.

                  SECTION 7.09.  Successor Agents.   Each of the Agents  may
          resign  at any time (a "Retiring Agent") by giving notice thereof
          to the Banks,  the other Agents and the Borrower.   Upon any such
          resignation, the Required Banks shall have the right to appoint a
          successor  for the Retiring Agent  (a "Successor Agent").   If no
          Successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the Retiring Agent gives notice of resignation, then the Retiring Agent may, on behalf of the Banks, appoint a Successor Agent, which shall be a Bank or a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as a Successor Agent, such Successor Agent shall thereupon succeed to and become vested with all the rights and duties of the Retiring Agent, and the Retiring Agent shall be discharged from its duties






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



          and obligations hereunder. After any Retiring Agent resigns as agent hereunder, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was one of the Agents.

                  SECTION 7.10. Collateral Agent. (a) As to any matters not expressly provided for in the Collateral Documents (including the timing and methods of realization upon the Collateral), the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Banks or, in the absence of such instructions, in accordance with its discretion; provided that the Collateral Agent shall not be obligated to take any action if the Collateral Agent believes that such action is or may be contrary to any applicable law or might cause the Collateral Agent to incur any loss or liability for which it has not been indemnified to its satisfaction.

                  (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under the Collateral Documents. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of the Collateral Documents by any Obligor.


                                     ARTICLE VIII

                               CHANGES IN CIRCUMSTANCES

                  SECTION  8.01.     Basis  for  Determining  Interest  Rate
          Inadequate or Unfair.   If on  or prior to  the first day of  any
          Interest Period for any Group of Euro-Dollar Loans:

                  (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the London interbank market for such Interest Period, or

                  (b) Banks holding Notes evidencing 50% or more of the aggregate outstanding principal amount of the Loans advise the Administrative Agent that the London Interbank Offered Rate as determined by the Administrative Agent will not adequately and
          fairly   reflect  the  cost  to   such  Banks  of  funding  their
          Euro-Dollar Loans for such Interest Period,

          the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks





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



          to make Euro-Dollar Loans or to convert outstanding Domestic Loans into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Domestic Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Domestic Borrowing.

                  SECTION 8.02. Illegality. If, on or after October 15, 1994, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Domestic Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section 8.02, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise
          disadvantageous  to such  Bank.   If such  notice is  given, each
          Euro-Dollar Loan of such Bank then outstanding shall be converted to a Domestic Loan either (i) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (ii) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

                  SECTION 8.03.   Increased  Cost and Reduced  Return.   (a)
          If, on or after October 15, 1994, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its
          Euro-Dollar   Lending  Office)  with  any  request  or  directive
          (whether or not having the force of law) of any such authority, central bank or comparable agency, shall impose, modify or deem applicable any reserve, special deposit, insurance assessment or





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



          similar requirement (including any such requirement imposed by the Board of Governors of the Federal Reserve System but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Euro-Dollar Lending Office) or shall impose on any Bank (or its Euro-Dollar Lending Office) or the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Euro-Dollar Lending Office) of making or maintaining its Euro-Dollar Loans, or to reduce the amount of any sum received or receivable by such Bank (or its Euro-Dollar Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; provided that the Borrower shall not be liable to any Bank in respect of any such increased cost or reduction with respect to any period of time more than six months prior to the date of the notice required by the first sentence of Section 8.03(c).

                  (b) If any Bank shall have determined that, after October 15, 1994, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction; provided that the Borrower shall not be liable to any Bank in respect of any such reduction with respect to any period of time more than six months prior to the date of the notice required by the first sentence of Section 8.03(c).

                  (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after October 15, 1994, which will entitle such Bank to compensation pursuant to this Section 8.03 and will designate a





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



          different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section 8.03 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                  (d)    If  any  Bank  (a  "Selling  Bank")  has   demanded
          compensation under this Section 8.03, the Borrower shall have the right, with the assistance of the Agent, to seek one or more
          banks  or  other   institutions  (collectively,  the  "Purchasing
          Banks") willing to purchase the Notes of the Selling Bank and its participation in any outstanding Reimbursement Obligations and to assume the Selling Bank's Commitments and its participation in the LC Liabilities on the terms specified in this Section 8.03(d); provided that any such purchase and assumption by a Purchasing Bank that is not already a Bank shall be subject to the consent of the Agent, the Administrative Agent and each LC
          Issuing Bank.   The Selling Bank shall  be obligated to  sell its
          Notes and its participation in any outstanding Reimbursement Obligations to such Purchasing Bank or Banks (which may include one or more of the Banks) within 15 days after receiving notice from the Borrower requiring it to do so, at an aggregate price equal to the outstanding principal amount thereof plus unpaid interest accrued thereon up to but excluding the date of sale. In connection with any such sale, and as a condition thereof, the Borrower shall pay to the Selling Bank all commitment fees accrued for its account hereunder to but excluding the date of such sale, plus, if demanded by the Selling Bank at least two Domestic Business Days prior to such sale, (i) the amount of any compensation which would be due to the Selling Bank under Section
          2.11 if the Borrower had prepaid the outstanding Euro-Dollar Loans of the Selling Bank on the date of such sale and (ii) any additional compensation accrued for its account under this
          Section  8.03 to  but excluding said  date.  Upon  such sale, the
          Purchasing  Bank  or  Banks   shall  assume  the  Selling  Bank's
          Commitments and its participation in LC Liabilities, and the Selling Bank shall be released from its obligations hereunder to a corresponding extent. If any Purchasing Bank is not already one of the Banks, the Selling Bank, as assignor, such Purchasing Bank, as assignee, the Administrative Agent, the Agent and each LC Issuing Bank shall enter into an appropriate assignment and assumption agreement, whereupon such Purchasing Bank shall be a Bank party to this Agreement, shall be deemed to be an Assignee hereunder and shall have all the rights and obligations of a Bank with Commitments equal to its ratable share of the Commitments of the Selling Bank and with a participation in the LC Liabilities equal to its ratable share of the Selling Bank's participation in






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



          the LC Liabilities. Upon the consummation of any sale pursuant to this Section 8.03(d), the Selling Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, each Purchasing Bank receives new Notes.

                  SECTION 8.04.   Taxes.   (a)  Any  and all  payments by an
          Obligor to or for the account of any Bank, any LC Issuing Bank, the Administrative Agent or the Agent hereunder or under any other Financing Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank, each LC Issuing Bank, the Administrative Agent and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which it is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof
          (all   such   non-excluded   taxes,  duties,   levies,   imposts,
          deductions,   charges,   withholdings   and   liabilities   being
          hereinafter  referred to  as "Taxes").   If  an Obligor  shall be
          required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Financing Document to any Bank, any LC Issuing Bank, the Administrative Agent or the Agent,
          (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank, such LC Issuing Bank, the Administrative Agent or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Obligor shall make such deductions, (iii) such Obligor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Obligor shall furnish to the Administrative Agent, at its address specified in or pursuant to Section 10.01, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In addition, each Obligor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any other Financing Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Financing Document (hereinafter referred to as "Other Taxes").

                  (c) Each Obligor agrees to indemnify each Bank, each LC Issuing Bank, the Administrative Agent and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank, such LC Issuing Bank,






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



          the Administrative Agent or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 15 days from the date such Bank, such LC Issuing Bank, the Administrative Agent or the Agent (as the case may be) makes demand therefor.

                  (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.04(a).

                  (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.04(d) (other than if such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(a) with respect to Taxes imposed by the United States; provided that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Obligors shall take such steps as the Bank shall reasonably request to assist the Bank to recover such Taxes.

                  (f) If an Obligor is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the sole judgment of such Bank, is not otherwise disadvantageous to such Bank.

                  (g)  Without  prejudice  to  the  survival  of  any  other
          agreement  of  the   Obligors  hereunder,   the  agreements   and
          obligations of the Obligors contained in this Section 8.04 shall survive the payment in full of the principal of and interest on the Notes and the Reimbursement Obligations.




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



                  SECTION 8.05. Domestic Loans Substituted for Affected Euro-Dollar Loans. If (x) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section
          8.02 or (y) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section 8.05 shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

                  (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Domestic Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

                  (b) after each of its Euro-Dollar Loans has been repaid (or converted to a Domestic Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Domestic Loans instead.

          If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Domestic Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.


                                      ARTICLE IX

                              GUARANTEE BY THE GUARANTOR
                          OF THE OBLIGATIONS OF THE BORROWER

                  SECTION   9.01.      The   Guarantee.      The   Guarantor
          unconditionally and  irrevocably guarantees the full and punctual
          payment  of  all  present   and  future  indebtedness  and  other
          obligations of the Borrower evidenced by or arising out of any Financing Document, including the full and punctual payment of principal of and interest on the Notes and the full and punctual payment of all other sums now or hereafter owed by the Borrower under any Financing Document as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, according to the terms hereof and thereof (including any interest which accrues on any of the foregoing obligations after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding). If the Borrower fails punctually to pay the indebtedness and other obligations guaranteed by the Guarantor






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



          hereby, the Guarantor unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by the Borrower.

                  SECTION 9.02. Guarantee Unconditional. The obligations of the Guarantor under this Article IX shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under any Financing Document by operation of law or otherwise;

                  (b)    any   modification,  amendment  or  waiver  of   or
          supplement to any Financing Document;

                  (c)      any   release,   impairment,  non-perfection   or
          invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of the Borrower under any Financing Document;

                  (d)  any change in the  corporate existence, structure  or
          ownership  of  the  Borrower,  or  any   insolvency,  bankruptcy,
          reorganization or other similar proceeding affecting the Borrower or its assets, or any resulting release or discharge of any obligation of the Borrower contained in any Financing Document;

                  (e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Borrower, any of the Agents, any Bank, any LC Issuing Bank or any other Person, whether or not arising in connection with this Agreement, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (f) any invalidity or unenforceability relating to or against the Borrower for any reason of any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by it under any Financing Document; or

                  (g) any other act or omission to act or delay of any kind by the Borrower, any of the Agents, any Bank, any LC Issuing Bank or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Guarantor under this Article IX.

                  SECTION  9.03.   Discharge  Only  Upon  Payment  in  Full;
          Reinstatement   in  Certain   Circumstances.     The  Guarantor's
          obligations under this Article IX shall remain in full force and effect until the Credit Exposure of each Bank shall have been reduced to zero and all amounts payable by the Borrower under the Financing Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under any Financing Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations under this Article IX with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

                  SECTION 9.04. Waiver. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person or against any security.

                  SECTION  9.05.   Subrogation.   The  Guarantor irrevocably
          waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof.

                  SECTION 9.06.  Stay  of Acceleration.   If acceleration of
          the time for payment of any amount payable by the Borrower under any Financing Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent made at the request of the requisite number of Banks specified in Section 6.01.


                                      ARTICLE X

                                    MISCELLANEOUS

                  SECTION  10.01.    Notices.   Unless  otherwise  specified
          herein, all notices, requests and other communications to any party under any Financing Document shall be in writing (including bank wire, telex, facsimile copy or similar writing) and shall be given to such party at its address or telex or facsimile number set forth on the signature pages hereof or such other address or telex or facsimile number as such party may hereafter specify for the purpose by notice to the Agents and the Obligors. Each such





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



          notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section 10.01 and the appropriate answerback is received, (ii) if given by mail, ten days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this
          Section 10.01, provided that notices to the Agent or the Administrative Agent under Article II or VIII shall not be effective until received.

                  SECTION 10.02.   No  Waiver; Benefits  of Mortgages.   (a)
          No failure or delay by the Agents, the Banks or the LC Issuing Banks, or any of them, in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any
          other right,  power  or  privilege.    The  rights  and  remedies
          provided in the Financing Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

                  (b)      Notwithstanding  any   other  provision   of  any
          Financing Document, if, without the consent of the Required Banks, any Bank institutes or otherwise joins in any action, suit or other proceeding to collect any amount owing to it under any Financing Document or exercises any other remedy with respect thereto and, as a consequence of such action, the Mortgages relating to Mortgaged Facilities in any state shall, but for the provisions of this Section 10.02(b), become unenforceable, such Bank shall not be entitled to share in the benefit of such Mortgages in such state.

                  SECTION  10.03.    Expenses;  Indemnification.    (a)  The
          Borrower shall pay on demand (i) all reasonable out-of-pocket expenses of the Agent and the Administrative Agent (including reasonable fees and disbursements of Davis Polk & Wardwell, special counsel for the Agent and the Administrative Agent, and such local and other counsel as may be retained by the Agent on behalf of the Banks, the LC Issuing Banks and the Agents) in
          connection  with  the  preparation  and  administration  of   the
          Financing Documents, any waiver, consent or amendment of any provision thereof, or any Default or alleged Default hereunder, and (ii) if any Event of Default occurs, all out-of-pocket expenses incurred by any of the Agents, any Bank or any LC
          Issuing  Bank,  including  fees  and  disbursements   of  counsel
          (including internal charges reasonably allocated to services performed by in-house counsel), in connection with such Event of
          Default   and  collection   and  other   enforcement  proceedings
          resulting therefrom.








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



                  (b) The Borrower shall indemnify each of the Agents, each Bank and each LC Issuing Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including the reasonable
          fees  and   disbursements  of  counsel  for   any  Indemnitee  in
          connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto, and any Environmental Liabilities) which may be incurred by any Indemnitee relating to or arising out of the Financing Documents or any actual or proposed use of the proceeds of the Loans hereunder; provided that no Indemnitee shall have
          the  right   to  be  indemnified  hereunder  for  its  own  gross
          negligence or willful misconduct as determined by a court of competent jurisdiction.

                  SECTION 10.04.   Sharing of  Set-Offs.   Each Bank  agrees
          that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive (i) payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note of the same Class held by such other Bank or (ii) payment of a proportion of its participation in the LC Liabilities of any Class which is greater than the proportion received by any other Bank in respect of its participation in the LC Liabilities of the same Class, the
          Bank  receiving   such  proportionately  greater   payment  shall
          purchase such participations in the Notes or the LC Liabilities (as the case may be) of the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata and all such payments with respect to the LC Liabilities shall be shared pro rata by the Banks participating therein; provided that nothing in this Section 10.04 shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower or the Guarantor, as the case may be, other than indebtedness under the Notes or the LC Liabilities. The Borrower
          and  the  Guarantor  agree,  to   the  fullest  extent  they  may
          effectively do so under applicable law, that any holder of a participation in a Note or the LC Liabilities, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect
          to  such  participation  as   fully  as  if  such  holder   of  a
          participation were  a  direct creditor  of  the Borrower  or  the
          Guarantor,   as  the  case  may   be,  in  the   amount  of  such
          participation.

                  SECTION  10.05.    Amendments  and  Waivers.    (a)    Any
          provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower, the Guarantor and the Required Banks (and, if the rights or duties of any of the Agents or the LC Issuing Banks are affected thereby, by it); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or Reimbursement Obligation or any fees hereunder, (iii) postpone the date fixed for any scheduled payment of principal of or interest on any Loan, any Reimbursement Obligation or any fees hereunder or for any termination or reduction of the Commitments of any Class pursuant to Section 2.09, (iv) amend Article IX or release the Guarantor from its obligations thereunder or (v) change the percentage of the Commitments, the Credit Exposures or the Outstanding LC Exposures or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section 10.05 or any other provision of this Agreement; and provided further that no amendment or waiver of Section 10.08 shall be effective unless it is approved by a 90% vote of the Banks (calculated as provided in Section 10.05(b)).

                  (b) Any provision of any Collateral Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed or otherwise approved in writing by the Borrower, the Guarantor and the Required Banks (and, if the rights or duties of any of the Agents are affected thereby, by
          it); provided that no such amendment or waiver shall permit the Collateral Agent to release any Collateral (except Collateral released in accordance with Section 10.08) unless approved in writing by Banks having at least 90% of the aggregate amount of the Credit Exposures (said 90% to be calculated net of any participating interests as to which such Banks are not permitted
          to  vote   pursuant  to  directions  given   in  accordance  with
          Section 10.06(b)).

                  SECTION  10.06.    Successors  and  Assigns.    (a)    The
          provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

                  (b)   Any Bank may at any time grant  to one or more banks
          or   other  institutions  (each  a  "Participant")  participating interests in  its Commitments or any  or all of its  Loans or its
          participations in the LC Liabilities.   In the event of any grant
          by a Bank of a participating interest to a Participant, whether





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



          or not upon notice to the Obligors and the Agents, such Bank shall remain responsible for the performance of its obligations hereunder, and the Obligors and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under the Financing Documents. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Obligors hereunder, including the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that (A) such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii) or (iv) of Section 10.05(a) without the consent of the
          Participant and (B) such Bank will agree to vote the Participant's participating interest with respect to the matters specified in the proviso to Section 10.05(b) as the Participant may direct. The Obligors agree that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Section 2.06(j) and Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by Section 10.06(c) or (d) shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this Section 10.06(b).

                  (c)  Any Bank may at any time  assign to one or more banks or other institutions (each an "Assignee") all, or a ratable portion (equivalent to initial Commitments of not less than $10,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, upon notice to the Borrower and with (and subject to) the consent of the Agent, the Administrative Agent and each LC Issuing Bank; provided that (i) if an Assignee is an affiliate of such transferor Bank and is itself a bank, no such consent shall be required and (ii) any such assignment may be made to an existing Bank without regard to the foregoing minimum assignment amount. Upon execution and delivery of an appropriate instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment or Commitments as set forth in such instrument of assumption, and the transferor Bank
          shall   be  released   from  its   obligations  hereunder   to  a
          corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this Section 10.06(c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if
          required,  new Notes are issued  to the Assignee.   In connection
          with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such





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



          assignment in the amount of $3,000. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

                  (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal
          Reserve Bank.   No such assignment  shall release the  transferor
          Bank from its obligations hereunder.

                  (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or
          8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                  SECTION  10.07.    Margin  Stock.     Each  of  the  Banks
          represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

                  SECTION 10.08. Substitution of Real Estate Collateral. If the Borrower (i) is required to substitute one or more additional health care facilities for a Mortgaged Facility
          pursuant    to    Section    5.26   (an    "Environmental-Related
          Substitution")  or pursuant  to  the related  Mortgage (a  "Major
          Loss-Related   Substitution")   or  (ii)   otherwise   elects  to
          substitute one or more additional health care facilities for such Mortgaged Facility (an "Optional Substitution"), in each case the Borrower may obtain the release of the Lien on such Mortgaged Facility upon satisfaction of the following conditions:

                  (a) the fact that no Default shall have occurred and be continuing immediately after giving effect to such substitution and release;

                  (b) receipt by the Collateral Agent of a certificate from a Financial Officer (i) identifying the Mortgaged Facility
          to  be   released  as   Collateral  (the   "Released  Property"),
          (ii) identifying one or more health care facilities to be added as Collateral (the "Additional Properties"), (iii) attaching
          thereto  a proposed  amended   version  of  Schedule   VI  hereto
          reflecting the substitution of the Additional Properties for the Released Property and (iv) to the effect set forth in paragraph
          (a) above;

                  (c) receipt by the Collateral Agent of appraisals, prepared by Tellatin, Louis & Andreas, Inc. or other appraisers reasonably acceptable to the Required Banks, using methods and approaches substantially similar to those used by Tellatin, Louis & Andreas, Inc. in preparing the appraisals of the initial Mortgaged Facilities in connection with the closing hereunder or as otherwise approved by the Required Banks, of the Released Property and each of the Additional Properties, which appraisals shall (i) be dated not more than 180 days prior to the date of substitution and (ii) comply with any applicable bank regulatory requirements; and the fact that the Borrower shall have paid or made arrangements reasonably satisfactory to the Collateral Agent to pay such appraisers all reasonable fees and expenses in connection with the preparation of such appraisals;

                  (d) receipt by the Collateral Agent of a duly executed Mortgage granting a first priority, perfected Lien on each Additional Property subject only to Permitted Encumbrances, in each case in form and substance reasonably satisfactory to the Collateral Agent;

                  (e) receipt by the Collateral Agent of copies of file search reports from the Uniform Commercial Code filing officer in each jurisdiction where any such Additional Property is located, setting forth the results of Uniform Commercial Code file searches conducted in the name of the Borrower and any relevant predecessor entity;

                  (f) receipt by the Collateral Agent of a title report with respect to each Additional Property, issued by a title insurance company reasonably satisfactory to the Collateral Agent, dated not more than 45 days prior to the date of substitution and showing no Liens except Permitted Encumbrances, and, in the case of any Additional Property with an appraised value of at least $5,000,000 (as determined pursuant to paragraph
          (c) above), receipt by the Collateral Agent of a title policy (or irrevocable commitment therefor) insuring the Liens created under the Mortgage with respect to such Additional Property in an amount equal to the appraised value thereof and otherwise comparable to the policies (or irrevocable commitments therefor) delivered pursuant to Section 3.01;

                  (g)    receipt   by  the  Collateral  Agent  of   evidence
          reasonably satisfactory to it that all action (including the filing of appropriately completed and duly executed Uniform Commercial Code financing statements and the recording of a Mortgage in the appropriate filing and recording offices) has been taken as may be necessary or desirable to establish a perfected, first priority Lien in favor of the Collateral Agent for the benefit of the Banks on each Additional Property;

                  (h) receipt by the Collateral Agent of all documents it may reasonably request relating to the corporate authority of the Borrower for entering into the Mortgage on any Additional Property, and all other matters relevant thereto, all in form and substance reasonably satisfactory to the Collateral Agent;

                  (i) the fact that the aggregate value of the Additional Properties (as determined pursuant to paragraph (c) above) is equal to or greater than:

                       (A)    in  the  case  of  any   Environmental-Related
                  Substitution, the value of the Released Property (as determined pursuant to paragraph (c) above) before deducting Environmental Liabilities associated with such Released Property;

                       (B) in the case of any Major Loss-Related Substitution, the sum of (x) the value of the Released Property (as determined pursuant to paragraph (c) above after giving effect to the related Casualty Event) and
                  (y) the Casualty Proceeds received or expected to be received by the Borrower in connection with the related Casualty Event (as determined in good faith by a Financial Officer and set forth in a certificate delivered to the Collateral Agent); or

                       (C)   in the case  of any  Optional Substitution, (x)
                  the value of the Released Property (as determined pursuant to paragraph (c) above), less (y) to the extent such Released Property is being disposed of concurrently with such substitution pursuant to a permitted Asset Sale under Section 5.13(b), the Net Cash Proceeds from such Asset Sale (as set forth in a certificate of a Financial Officer delivered to the Collateral Agent); and

                  (j) receipt by the Collateral Agent of opinions of counsel in form and substance reasonably satisfactory to the Collateral Agent.

          Upon satisfaction of the foregoing conditions, the Collateral Agent shall notify the other parties hereto of the substitution of Mortgaged Facilities effected thereby and the Agent shall amend Schedule VI hereto accordingly.

                  SECTION 10.09.  Failure of  Bank to Satisfy Minimum Rating
          Condition.  If at any time any Bank fails to  satisfy the Minimum
          Rating  Condition,  such   Bank  (a "Non-Complying  Bank")  shall
          (i) promptly notify the Borrower, the Agent, the Administrative Agent and the LC Issuing Banks thereof and (ii) seek one or more Eligible Banks to purchase its Notes and its participation in any
          outstanding  Reimbursement   Obligations   and  to   assume   its
          Commitments and its participation in the LC Liabilities.  If a

          Non-Complying Bank shall have failed to effect such a sale and assumption within 60 days after it first fails to satisfy the Minimum Rating Condition, then, for so long as such failure continues, such Non-Complying Bank shall cause Eligible Collateral to be pledged, or letters of credit to be issued by one or more Eligible Banks, in favor of each of the LC Issuing Banks, in each case in an amount at least equal from time to time to the aggregate amount of such Non-Complying Bank's Applicable Percentage of the LC Liabilities then outstanding in respect of Letters of Credit issued by such LC Issuing Bank and otherwise on terms satisfactory to such LC Issuing Bank.

                  For purposes of this Section 10.09:

                  (i) the "Minimum Rating Condition" is satisfied by a Bank at any time if (A) the issuer rating of such Bank or its Parent is then at least "C" by Thompson BankWatch, Inc. (or its successors) (or, in the case of any Bank organized under the laws of any jurisdiction outside the United States, the individual rating of the Bank or its Parent is then at least "C" by IBCA Limited (or its successors)) or (B) long-term unsecured public debt of such Bank or its Parent is then rated at least "BBB" by S&P and at least "Baa2" by Moody's;

                 (ii) "Eligible Bank" means any bank or other financial institution whose (or whose Parent's) long-term unsecured public debt is rated at least "A-" by S&P or at least "A3" by Moody's; and

                (iii) "Eligible Collateral" means (A) cash, (B) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, and (C) debt securities of an issuer incorporated under the laws of the United States of America or any state thereof which are rated at least "A" by S&P or "A1" by Moody's, in each case (except in the case of cash) maturing not more than one year after such obligation or security is pledged pursuant to this
          Section 10.09.

                  SECTION  10.10.   Pledge of  Hillhaven Funding Collateral.
          (a) For the purposes of this Section 10.10, the following terms have the following meanings:

                       "Commercial   Paper  Notes"  means  commercial  paper
             notes issued by Hillhaven Funding.

                       "Hillhaven  Funding  Collateral" means  the Hillhaven
             Funding Intercompany Accounts and the Hillhaven Funding Stock.

                       "Hillhaven  Funding Intercompany  Accounts" means all
             intercompany notes and accounts payable owing by Hillhaven Funding to the Borrower or the Guarantor.

                       "Hillhaven  Funding  Stock"  means   all  shares   of
             capital stock of Hillhaven Funding owned by the Guarantor.

                       "Liquidity  Agreement"  means  (i)  the  Amended  and
             Restated Liquidity Agreement dated as of April 29, 1994 among Hillhaven Funding, Bank of America National Trust and Savings Association and Seattle-First National Bank, as the same may be amended from time to time, or (ii) any agreement which replaces or refinances the agreement referred to in clause
             (i).

                       "Master  Sale  and  Servicing  Agreement"  means  the
             Amended and Restated Master Sale and Servicing Agreement dated as of April 29, 1994 among Hillhaven Funding, First Healthcare Corporation, Northwest Health Care, Inc., Pasatiempo Development Corp. and The Hillhaven Corporation, as the same may be amended from time to time.

                       "Rating Agencies" means S&P and Moody's.

                  (b) Each of the Banks, the LC Issuing Banks and the Agents agrees that:

                  (i) it will not, prior to the date which is one year and one day following the payment of the last maturing Commercial Paper Notes issued or to be issued, (A) institute or join any other Person in instituting a case against Hillhaven Funding under any federal or state bankruptcy, insolvency or similar law, (B) seek or join any other Person in seeking the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Hillhaven Funding or any substantial part of its property or (C) seek or join any other Person in seeking an order for the winding up or liquidation of the affairs of Hillhaven Funding;

                 (ii) its claims against Hillhaven Funding shall be limited to its share (determined as provided in the Collateral Documents) of the lesser of the net proceeds of the Hillhaven Funding Collateral and the amount of the available assets of Hillhaven Funding, as applicable, and shall be unenforceable against Hillhaven Funding to the extent such claims would otherwise exceed such amount;

                (iii) it has no security interest in, and no direct rights with respect to, any asset of Hillhaven Funding, including any "Purchased Receivables" (as defined in the Master Sale and Servicing Agreement);

                 (iv) it acknowledges that the Hillhaven Funding Intercompany Accounts are and shall be subordinated, to the extent provided in the "Hillhaven Note" and the "Purchase Money Note" (as defined in the Master Sale and Servicing

             Agreement), to the prior payment in full of all Commercial Paper Notes issued or to be issued and all indebtedness arising under, and all other amounts payable pursuant to, the Liquidity Agreement;

                  (v) it will not, prior to the date on which all Commercial Paper Notes issued or to be issued have been repaid and the Liquidity Agreement has been terminated and all amounts due and payable thereunder by Hillhaven Funding have been paid, take any action to foreclose or otherwise realize upon any Hillhaven Funding Collateral; and

                 (vi)  it will  not, prior to the date referred to in clause
             (i) above, direct the Collateral Agent to (and the Collateral Agent will not) sell or otherwise transfer any interest in any Hillhaven Funding Collateral to any other Person unless such Person shall have executed and delivered to the Obligors (with copies to the Rating Agencies) an agreement of such Person to the same effect as the agreements set forth in this
             Section 10.10(b).

                  (c) The provisions of Section 10.10(b) are for the express benefit of, and are enforceable by, the holders from time to time of the Commercial Paper Notes (or any paying agent or similar Person acting on their behalf) and the parties to the Liquidity Agreement. No provision of Section 10.10(b) or of this
          Section 10.10(c) may be amended or waived unless the Guarantor shall have notified the Agent that such amendment or waiver would not cause either Rating Agency to lower or withdraw its rating of the Commercial Paper Notes.

                  SECTION   10.11.       Governing   Law;   Submission    to
          Jurisdiction.   This Agreement and each Note shall be governed by
          and construed  in accordance with  the laws  of the State  of New
          York.   Each of the  Obligors hereby submits  to the nonexclusive
          jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated
          hereby.   Each of the Obligors irrevocably waives, to the fullest
          extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  SECTION 10.12. Counterparts; Integration; Effectiveness. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were
          upon the same instrument.   This Agreement constitutes the entire
          agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral
          or  written,  relating  to  the  subject  matter  hereof.    This
          Agreement (as originally executed) became effective upon receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart had not been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

                  SECTION  10.13.   WAIVER  OF  JURY  TRIAL.    EACH OF  THE
          OBLIGORS, THE AGENTS, THE BANKS AND THE LC ISSUING BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR
          THE  TRANSACTIONS CONTEMPLATED  HEREBY.   EACH  PARTY HERETO  (A)
          CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.13.

                  SECTION  10.14.   Confidentiality.   Each Bank  agrees  to
          keep any information delivered or made available by the Obligors to it confidential from anyone other than persons employed or retained by such Bank who are expected to become engaged in evaluating, approving, structuring or administering the Loans and the Letters of Credit; provided that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank or to the Agents, (ii) to any other person if reasonably incidental to the administration of the Loans or the Letters of Credit, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority, (v) which had been publicly disclosed other than as a result of a disclosure by any of the Agents or the Banks prohibited by this Agreement, (vi) in connection with any litigation to which any of the Agents, the Banks or their respective subsidiaries or Parents may be a party, (vii) to the extent necessary in connection with the exercise of any remedy hereunder, (viii) to such Bank's affiliates, legal counsel and independent auditors and (ix) subject to provisions substantially similar to those contained in this Section 10.14, to any actual or proposed Participant or Assignee. Any Bank that discloses information to others as contemplated by clause (ii) or (viii) of the foregoing proviso shall inform such other Persons of the confidential nature of such information and shall instruct them to keep such information confidential.

                  IN WITNESS  WHEREOF, the parties  hereto have caused  this
          Amendment  No.  4  to  be   duly  executed  by  their  respective
          authorized officers as of the day and year first above written.

                                 FIRST HEALTHCARE CORPORATION



                                 By /s/ Robert K. Schneider
                                     Vice President & Treasurer

                                 1148 Broadway Plaza
                                 Tacoma, Washington 98402
                                 Attention:  Treasurer
                                 Facsimile number:  206-756-4890

                                 With a copy to:  General Counsel
                                 Facsimile number:  206-756-4845


                                 THE HILLHAVEN CORPORATION



                                 By /s/ Robert K. Schneider
                                     Vice President & Treasurer

                                 1148 Broadway Plaza
                                 Tacoma, Washington 98402
                                 Attention:  Treasurer
                                 Facsimile number:  206-756-4890

                                 With a copy to:  General Counsel
                                 Facsimile number:  206-756-4845

                                 BANKS

                                 Managing Agents:

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK



                                 By /s/ Diana H. Imhof
                                   Title: Associate



                                 CHEMICAL BANK



                                 By /s/ B. Joseph Lillis
                                   Title: Managing Director



                                 PNC BANK, NATIONAL ASSOCIATION



                                 By /s/ J. Gregory Seibly
                                   Title: Vice President



                                 BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION



                                 By /s/ Yvonne C. Dennis
                                   Title: Vice President



                                 SEATTLE-FIRST NATIONAL BANK



                                 By /s/ Thomas P. Rook
                                   Title: Vice President and
                                          Manager

                                 Co-Agents:

                                 THE LONG-TERM CREDIT BANK
                                   OF JAPAN, LTD.,
                                   LOS ANGELES AGENCY



                                 By /s/ Yutaka Kamisawa
                                   Title: Deputy General Manager



                                 THE TORONTO-DOMINION BANK



                                 By /s/ Frederic B. Hawley
                                   Title: Manager



                                 U.S. BANK OF WASHINGTON,
                                   NATIONAL ASSOCIATION



                                 By /s/ Erin M. Keyser
                                   Title: Vice President



                                 THE BANK OF NEW YORK



                                 By /s/ Lisa Y. Brown
                                   Title: Vice President



                                 NATIONSBANK OF TEXAS, N.A.



                                 By /s/ Brad W. De Spain
                                   Title: Vice President

                                 Participants:

                                 BERLINER HANDELS-UND
                                   FRANKFURTER BANK



                                 By /s/ David Fraenkel
                                   Title: Vice President

                                 By /s/ Joy S. Robin
                                   Title: Assistant Treasurer



                                 BANQUE NATIONALE DE PARIS



                                 By /s/ Rafael C. Lumanlan
                                   Title: Vice President

                                 By /s/ Jennifer Y. Cho
                                   Title: Vice President



                                 FIRST INTERSTATE BANK OF
                                   WASHINGTON, N.A.



                                 By /s/ Jo Surbrugg
                                   Title: Vice President



                                 BANK OF HAWAII



                                 By /s/ Peter S. Ho
                                   Title: Vice President

                                 THE CHASE MANHATTAN BANK, N.A.



                                 By /s/ Patricia B. Bril
                                   Title: Managing Director



                                 DRESDNER BANK AG,
                                   LOS ANGELES AGENCY/
                                   GRAND CAYMAN BRANCH



                                 By /s/ Kenneth I. Bowman
                                   Title: Vice President

                                 By /s/ Barbara J. Readick
                                   Title: Vice President



                                 FLEET BANK OF MASSACHUSETTS



                                 By /s/ Ginger C. Stolzenthaler
                                   Title: Vice President



                                 THE FUJI BANK, LIMITED,
                                   LOS ANGELES AGENCY



                                 By /s/ Takao Endo
                                   Title: Joint General Manager



                                 THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED, LOS ANGELES AGENCY



                                 By: /s/ Toshinari Iyoda
                                    Title: Senior Vice President

                                 KREDIETBANK N.V.



                                 By /s/ Diane M. Grimmig
                                   Title: Vice President

                                 By /s/ Robert E. Snauffer
                                   Title: Vice President



                                 SWISS BANK CORPORATION,
                                   SAN FRANCISCO BRANCH



                                 By /s/ Jamie Dillion
                                   Title: Director


                                 By /s/ Hans-Ueli Surber
                                   Title: Executive Director



                                 WACHOVIA BANK OF GEORGIA, N.A.



                                 By /s/ John A. Robertson
                                   Title: Senior Vice President

                                 AGENTS

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, as Agent



                                 By /s/ Diana H. Imhof
                                   Title: Associate

                                 60 Wall Street
                                 New York, New York  10260-0060
                                 Attention:  Diana Imhof
                                 Telex number:  177615
                                 Facsimile number:  212-648-5014


                                 CHEMICAL BANK,
                                   as Administrative Agent



                                 By /s/ B. Joseph Lillis
                                   Title: Managing Director

                                 270 Park Avenue
                                 New York, New York 10017
                                 Attention:  Robert Parker
                                 Facsimile number:  212-270-3279


                                 J.P. MORGAN DELAWARE,
                                   as Collateral Agent



                                 By /s/ Robert J. Henchey
                                   Title: Vice President

                                 902 Market Street
                                 Wilmington, Delaware 19801
                                 Attention:  Robert Henchey
                                 Facsimile number:  302-652-7416

                                                                 SCHEDULE I
                            Outstanding      Additional
                            Term             Term            Revolver         IRB Backstop
          Name of Bank      Loans<F1>(1)     Commitments     Commitments      Commitments     Total

          Morgan Guaranty   10,837,500.00    1,537,500.00    6,375,000.00     5,250,000.00  $ 24,000,000.00
          Trust Company
          of New York

          Chemical Bank     10,837,500.00    1,537,500.00    6,375,000.00     5,250,000.00  $ 24,000,000.00

          PNC Bank,         10,837,500.00    1,537,500.00    6,375,000.00     5,250,000.00  $ 24,000,000.00
          National
          Association

          Bank of America    7,676,562.50    1,089,062.50    4,515,625.00     3,718,750.00  $ 17,000,000.00
          National Trust
          and Savings
          Association

          Seattle-First      7,676,562.50    1,089,062.50    4,515,625.00     3,718,750.00  $ 17,000,000.00
          National Bank

          The Long-Term      9,482,812.50    1,345,312.50    5,578,125.00     4,593,750.00  $ 21,000,000.00
          Credit Bank of
          Japan, Ltd.,
          Los Angeles
          Agency

          The Toronto-       9,482,812.50    1,345,312.50    5,578,125.00     4,593,750.00  $ 21,000,000.00
          Dominion Bank

          U.S. Bank of       9,482,812.50    1,345,312.50    5,578,125.00     4,593,750.00  $ 21,000,000.00
          Washington,
          National
          Association



          The Bank of        7,676,562.50    1,089,062.50    4,515,625.00     3,718,750.00  $ 17,000,000.00
          New York
          Nations Bank of     7,676,562.50    1,089,062.50    4,515,625.00     3,718,750.00  $ 17,000,000.00
          Texas, N.A.

          Berliner           5,418,750.00      768,750.00    3,187,500.00     2,625,000.00  $ 12,000,000.00
          Handels-Und
          Frankfurter
          Bank

          Banque            5,418,750.00      768,750.00    3,187,500.00     2,625,000.00  $ 12,000,000.00
          Nationale
          de Paris

          First             5,418,750.00      768,750.00    3,187,500.00     2,625,000.00  $ 12,000,000.00
          Interstate
          Bank of
          Washington,
          N.A.

          Bank of           4,064,062.50      576,562.50    2,390,625.00     1,968,750.00  $  9,000,000.00
          Hawaii

          The Chase         4,064,062.50      576,562.50    2,390,625.00     1,968,750.00  $  9,000,000.00
          Manhattan
          Bank, N.A.

          Dresdner          4,064,062.50      576,562.50    2,390,625.00     1,968,750.00  $  9,000,000.00
          Bank AG,
          Los Angeles
          Agency/Grand
          Cayman Branch

          Fleet Bank of     4,064,062.50      576,562.50    2,390,625.00     1,968,750.00  $  9,000,000.00
          Massachusetts






          The Fuji Bank,    4,064,062.50      576,562.50    2,390,625.00     1,968,750.00  $  9,000,000.00
          Limited,
          Los Angeles
          Agency

          The Industrial    4,064,062.50      576,562.50    2,390,625.00     1,968,750.00  $  9,000,000.00
          Bank of Japan,
          Limited,
          Los Angeles
          Agency

          Kredietbank,      4,064,062.50      576,562.50    2,390,625.00     1,968,750.00  $  9,000,000.00
          N.V.

          Swiss Bank        4,064,062.50      576,562.50    2,390,625.00     1,968,750.00  $  9,000,000.00
          Corporation,
          San Francisco
          Branch

          Wachovia Bank     4,064,062.50      576,562.50    2,390,625.00     1,968,750.00  $  9,000,000.00
          of Georgia,
          N.V.

          Total          $144,500,000.00  $20,500,000.00  $85,000,0900.00  $70,000,000.00  $320,000,000.00

          <F1>
          (1) Lists original Term Loans remaining outstanding.

                                                                SCHEDULE II




                            RELATED TRANSACTION DOCUMENTS


             1. Letter  Agreement  dated  June  22,  1993  between  National
                Medical Enterprises, Inc. and The Hillhaven Corporation.

             2. Agreement  dated as  of  September 1,  1993  among  National
                Medical Enterprises, Inc., NME Properties Corp., NME Properties, Inc., NME Properties West, Inc., The Hillhaven Corporation and First Healthcare Corporation relating to the purchase and sale of shares of Series D Preferred Stock of the Hillhaven Corporation.

             3. Certificate  of  Designation,  Preferences   and  Rights  of
                Series D Preferred Stock of The Hillhaven Corporation.

             4. Indenture   dated   as   of  September   2,   1993   between
                The Hillhaven Corporation, as issuer, and State Street Bank and Trust Company, as trustee (including the form of The Hillhaven Corporation's 10-1/8% Senior Subordinated Notes due 2001).

             5. Purchase  Agreement dated as of August 26,  1993 between The
                Hillhaven Corporation and the several Underwriters referred to therein relating to the purchase and sale of The Hillhaven Corporation's 10-1/8% Senior Subordinated Notes due 2001.

                                                               SCHEDULE III

                                CERTAIN EXISTING DEBT


          The following schedule lists (i) the aggregate amount at August 31, 1994 of certain items of Debt of the Guarantor and its Consolidated Subsidiaries, and certain items of Debt of others that is Guaranteed by the Guarantor and its Consolidated Subsidiaries, by category of Debt, (ii) the amortization payments required in respect of such Debt during each Fiscal Year through the Final Maturity Date and (iii) the balance of such Debt due after the Final Maturity Date. It is not intended to reflect all the outstanding Debt of the Guarantor and its Consolidated Subsidiaries as of the Effective Date.

                                                                                                                    6/1/99
                          08/31/94     Remainder                                                    thru
          Type of Debt    Balance      FY 95       FY 96       FY 97       FY 98        FY 99       10/31/99  Thereafter

          Debt of the
          Guarantor
          and its
          Consolidated
          Subsidiaries:

          Industrial      127,424,572   1,874,498   2,349,667   2,472,667   2,605,667   3,441,667  769,833  113,910,573
          revenue bonds

          Mortgages        51,278,377     569,450   2,261,292   3,505,614   1,486,316     233,142   99,929   43,131,634

          Other notes      27,510,653   6,623,082   1,810,256   6,983,392   1,305,301   2,309,470  292,842    8,186,310

          Capitalized       1,923,048     126,432     189,028     215,793     243,805     271,817  113,257      762,916
          leases

          Credit          173,000,000  30,000,000  43,750,000  45,000,000  30,000,000  24,250,000        0            0
          agreement<F1>

          Debt of Others
          Guaranteed
          by the
          Guarantor
          and its
          Consolidated
          Subsidiaries:









          Industrial
          revenue
          bonds           25,575,420      240,000     275,000     285,000     305,000     360,000   150,000  23,960,420

          Mortgage note    1,418,750       41,250      45,000      45,000   1,287,500           0         0           0
          (#995 Starr
          Farm)

          Other notes      3,941,667      215,000     215,000     215,000   3,296,667           0         0           0
          (#983 Clark
          House)

          Other notes      1,694,033       16,411      23,877      26,378      29,140      32,191    14,388   1,551,648
          (#918 Sarasota)

          <F1>
          Repayment terms per the Credit Agreement prior to Amendment No. 4.

                                                                SCHEDULE IV

                                 AFFILIATE AGREEMENTS

          1.  Guarantee Reimbursement Agreement dated as of
              January 31, 1990, as amended, between National Medical Enterprises, Inc. and The Hillhaven Corporation.

          2. Management Agreements dated as of January 31, 1990 between National Medical Enterprises, Inc. and
              The Hillhaven Corporation relating to the following facilities:

             Fac. No.     Facility Name

              902 Alvarado Convalescent, San Diego, California 974 J.D. French Center, Los Alamitos, California
              169     Menorah House, Palm Beach, Florida
              815     Del Ray Beach, Del Ray Beach, Florida
              978 Northshore Living Center, Slidell, Louisiana 993 Brookhaven Nursing Center, Carrollton, Texas
              990     Jo Ellen Smith, New Orleans, Louisiana

          3. Tax Sharing Agreement dated as of January 31, 1990 between National Medical Enterprises, Inc. and
              The Hillhaven Corporation.

          4. Insurance Agreement dated as of January 31, 1990 between National Medical Enterprises, Inc. and The Hillhaven Corporation.

          5. Warrant and Registration Rights Agreement dated as of January 31, 1990 among National Medical Enterprises, Inc., The Hillhaven Corporation and Manufacturers Hanover Trust Company of California, as Warrant Agent.

                                                                 SCHEDULE V




                                   LC ISSUING BANKS




                                 Maximum Outstanding     Maximum Face
                                 Face Amount of          Amount of
                                 Revolver                IRB Backstop
          Name of Bank           Letters of Credit       Letters of Credit

          PNC Bank,
            National Association        -0-              $74,000,000

          Swiss Bank Corporation        -0-              $26,000,000

          Seattle-First
            National Bank           $20,000,000              -0-

                                                                SCHEDULE VI

                                 MORTGAGED FACILITIES

          (Note: Asterisks in this schedule indicate facilities with respect to which title insurance policies are being obtained. See Section 3.01(q) of the Credit Agreement.)



          Fac. No.          Facility Name and Location
            742             Bells Lodge Nursing Home
                            4202 North 20th Avenue
                            Maricopa County
                            Phoenix, Arizona 85015-5199

            743*            Desert Life Health Care Center
                            1919 West Medical Street
                            Pima County
                            Tucson, Arizona 85704-1199

            851*            Villa Campana Health Care Center
                            6651 Carondelet Drive East
                            Pima County
                            Tucson, Arizona 85710-2118

            859*            Castle Garden Care Center
                            401 Malley Drive
                            Adams County
                            Northglenn, Colorado  80233-2095

            286*            Columbia Nursing Plaza
                            621 West Columbia
                            Vanderburgh County
                            Evansville, Indiana  47710-1619

            779             Westview Manor Health Care Center
                            1510 Clinic Drive
                            Lawrence County
                            Bedford, Indiana  47421-3597

            780*            Columbus Convalescent Center
                            2100 Midway
                            Bartholomew County
                            Columbus, Indiana  47201

            277             Rosewood Manor Health Care Center
                            550 High Street, P.O. Box 9000
                            Warren County
                            Bowling Green, Kentucky  42102-9000

            278             Oakview Manor Health Care Center
                            Route #1, Box 125
                            Marshall County
                            Calvert City, Kentucky  42029-9720

            280*            Winchester Manor Health Care Center
                            200 White Drive
                            Clark County
                            Winchester, Kentucky  40391-5047

            281             Riverside Manor Health Care Center
                            Highway 136, Box 39
                            McLean County
                            Calhoun, Kentucky  42327-0039

            282             Maple Manor Health Care Center
                            515 Greene Drive
                            Muhlenberg County
                            Greenville, Kentucky  42345-0528

            783*            Lexington Manor Healthcare Center
                            353 Waller Avenue
                            Fayette County
                            Lexington, Kentucky  40504-2974

            784             Northfield Manor Health Care Facility
                            6000 Hunting Road
                            Jefferson County
                            Louisville, Kentucky  40222-6308

            785             Hillcrest Health Care Center
                            3740 Old Hartford Road
                            Daviess County
                            Owensboro, Kentucky  42301-5696

            787             Woodland Terrace Health Care Facility
                            1117 Woodland Drive
                            Hardin County
                            Elizabethtown, Kentucky  42701-2749

            544             Augusta Convalescent Center
                            187 Eastern Avenue
                            Kennebec County
                            Augusta, Maine  04330-5999

            545             Bangor Convalescent Center
                            516 Mt. Hope Avenue
                            Penobscot County
                            Bangor, Maine  04401-4282

            546             Winship Green Nursing Center
                            Winship Street
                            Sagadahoc County
                            Bath, Maine  04530

            549             Kennebunk Nursing Home
                            158 Ross Road
                            York County
                            Kennebunk, Maine  04043-1599

            550             Norway Convalescent Center
                            Marion Avenue
                            Oxford County
                            Norway, Maine  04268

            552             Shore Village
                            201 Camden Street
                            Knox County
                            Rockland, Maine  04841-2599

            554             Westgate Manor
                            750 Union Street
                            Penobscot County
                            Bangor, Maine  04401-3197

            558             Fieldcrest Manor Nursing Home
                            126 Depot Street
                            Lincoln County
                            Waldoboro, Maine  04572

            327 Laurel Ridge Rehabilitation & Nursing Center 174 Forest Hill Street
                            Suffolk County
                            Boston, Massachusetts  02130

            506             Presentation Manor Nursing Home
                            10 Bellamy Street
                            Suffolk County
                            Brighton, Massachusetts  02135-1599

            523*            Star of David Nursing & Rehabilitation Center
                            1100 VFW Parkway
                            Suffolk County
                            West Roxbury, Massachusetts  02132

            526*            Brittany Convalescent Home
                            168 West Central Street
                            Middlesex County (South District)
                            Natick, Massachusetts  01760-4196

            527*            Briarwood Healthcare Nursing Center
                            150 Lincoln
                            Norfolk County
                            Needham, Massachusetts  02192

            528*            Westridge Healthcare Center
                            121 Northboro Road
                            Middlesex County (South District)
                            Marlborough, Massachusetts  01752-1899

            529*            Bolton Manor Nursing Home
                            400 Bolton Street
                            Middlesex County (South District)
                            Marlborough, Massachusetts  01752-3991

            530             Woodridge House Nursing & Rehabilitation Center
                            596 Summer Street
                            Plymouth County
                            Brockton, Massachusetts  02402-4298

            532             Hillcrest Nursing Home
                            94 Summer Street
                            Worcester County (Northern District)
                            Fitchburg, Massachusetts  01420-5791

            534             Country Gardens Nursing Home
                            2045 Grand Army Highway
                            Bristol County
                            Swansea, Massachusetts  02777-3997

            537*            Quincy Rehabilitation & Nursing Center
                            11 McGrath Highway
                            Norfolk County
                            Quincy, Massachusetts  02159-5311

            538             West Roxbury Manor Nursing Home
                            5060 Washington Street
                            Suffolk County
                            West Roxbury, Massachusetts  02132-4299

            539*            Newton & Wellesley Alzheimer Center
                            694 Worcester Street
                            Norfolk County
                            Wellesley, Massachusetts  02181-2837

            582             Colony House Healthcare Nursing Home
                            277 Washington Street
                            Plymouth County
                            Abington, Massachusetts  02351-0566

            583             Embassy House Skilled Nursing
                              & Rehabilitation Center
                            2 Beaumont Street
                            Plymouth County
                            Brockton, Massachusetts  02402-3367

            584             Franklin House Healthcare Nursing Home
                            130 Chestnut Street
                            Norfolk County
                            Franklin, Massachusetts  02038-1229

            585             Great Barrington Healthcare Nursing Home
                            148 Maple Avenue
                            Berkshire County
                            Great Barrington, Massachusetts  01230-1998

            587             River Terrace Healthcare Nursing Home
                            1657 North Main Street
                            Worcester County
                            Lancaster, Massachusetts  01523-2405

            588             Walden House Healthcare Nursing Home
                            785 Main Street
                            Middlesex County (South District)
                            Concord, Massachusetts  01742-3399

            433             Parkview Acres Convalescent Center
                            200 Oregon Street
                            Beaverhead County
                            Dillon, Montana  59725-3699

            136             Hillhaven-LaSalle Nursing Center
                            411 South LaSalle Street
                            Durham County
                            Durham, North Carolina  27705-3799

            137             Hillhaven-Sunnybrook Convalescent Center
                            25 Sunnybrook Road
                            Wake County
                            Raleigh, North Carolina  27610-1894

            138             Hillhaven Rehabilitation &
                             Convalescent Center
                            91 Victoria Road
                            Buncombe County
                            Asheville, North Carolina 28801-4491

            143*            Hillhaven Convalescent Center
                            616 Wade Avenue
                            Wake County
                            Raleigh, North Carolina  27605-1237

            146             Hillhaven-Rose Manor Convalescent Center
                            4230 North Roxboro Road
                            Durham County
                            Durham, North Carolina  27704

            188 Hillhaven Rehabilitation & Convalescent Center 2006 South 16th Street
                            New Hanover County
                            Wilmington, North Carolina  28401-6613

            190*            Winston Salem Convalescent Center
                            1900 West 1st Street
                            Forsyth County
                            Winston-Salem, North Carolina  27104-4286

            191             Silas Creek Manor
                            3350 Silas Creek Parkway
                            Forsyth County
                            Winston-Salem, North Carolina  27103-3096

            704             Guardian Care of Roanoke Rapids
                            305 Fourteenth Street
                            Halifax County
                            Roanoke Rapids, North Carolina  27870-4497

            706             Guardian Care of Henderson
                            280 South Beckford Drive
                            Vance County
                            Henderson, North Carolina  27536-1616

            707*            Guardian Care of Monroe
                            1212 Sunset Drive
                            Union County
                            Monroe, North Carolina  28110-1189

            708             Guardian Care of Goldsboro
                            501 Forest Hill Drive
                            Wayne County
                            Goldsboro, North Carolina  27530-1899

            710             Guardian Care of New Bern
                            836 Hospital Drive
                            Craven County
                            New Bern, North Carolina  28560-3445

            711             Guardian Care of Kinston
                            907 Cunningham Road
                            Lenoir County
                            Kinston, North Carolina  28501

            713             Guardian Care of Zebulon
                            509 West Gannon Avenue
                            Wake County
                            Zebulon, North Carolina  27597-1157

            716             Guardian Care of Farmville
                            Route 1 Box 96
                            Pitt County
                            Farmville, North Carolina  27828

            724             Hillhaven Health Care of Gastonia
                            416 North Highland Street
                            Gaston County
                            Gastonia, North Carolina  28052-2199

            806* Hillhaven Rehabilitation & Health Care Center 1602 East Franklin Street
                            Orange County
                            Chapel Hill, North Carolina  27514-2861

            571*            Logan Health Care Center
                            300 Arlington Road
                            Hocking County
                            Logan, Ohio  43138

            802*            Hillhaven Convalescent Center
                            145 Olive Street
                            Summit County
                            Akron, Ohio  44310-3297

            140             Wasatch Care Center
                            3430 Harrison Blvd.
                            Weber County
                            Ogden, Utah  84403-1299

            655             Hillhaven:  A Health & Rehab Center
                            41 South Ninth East
                            Salt Lake County
                            Salt Lake City, Utah  84102-1395

            690             Wasatch Valley Rehabilitation
                            2200 East 3300 South
                            Salt Lake County
                            Salt Lake City, Utah  84109-2692

            114 Arden Rehabilitation and Healthcare Center 16357 Aurora Avenue North
                            King County
                            Seattle, Washington  98133-5693

            127             Northwest Continuum Care Center
                            128 Beacon Hill
                            Cowlitz County
                            Longview, Washington  98632

            158             Bellingham Care Center
                            1200 Birchwood Avenue
                            Whatcom County
                            Bellingham, Washington 98225-1398

            168*            Lakewood Health Care Center
                            11411 Bridgeport Way
                            Pierce County
                            Tacoma, Washington  98498

            185             Heritage Hillhaven Health Center
                            3605 Y Street
                            Clark County
                            Vancouver, Washington  98663-2699

            461             Edmonds Rehabilitation & Healthcare Center
                            21008 76th Avenue West
                            Snohomish County
                            Edmonds, Washington  98020-6807

            765             Eastview Medical & Rehabilitation Center
                            729 Park Street
                            Langlade County
                            Antigo, Wisconsin  54409-2798

            767             Colony Oaks Care Center
                            601 Briarcliff Drive
                            Outagamie County
                            Appleton, Wisconsin  54915-2999

            769             North Ridge Care Center
                            1445 North 7th Street
                            Manitowoc County
                            Manitowoc, Wisconsin  54220-2090

            771             Kennedy Park Medical & Rehabilitation Center
                            6001 Alderson Street
                            Marathon County
                            Schofield, Wisconsin  54476-3699

            772 Family Heritage Medical & Rehabilitation Center 130 Strawberry Lane
                            Wood County
                            Wisconsin Rapids, Wisconsin  54494-2197

            773*            Mount Carmel Care Center
                            677 East State Street
                            Racine County
                            Burlington, Wisconsin  53105-1699

            774* Mount Carmel Health & Rehabilitation Center 5700 West Layton Avenue
                            Milwaukee County
                            Milwaukee, Wisconsin  53220-4099

            775             Sheridan Nursing Home
                            8400 Sheridan Road
                            Kenosha County
                            Kenosha, Wisconsin  53140-6393

            776*            Woodstock Health & Rehabilitation Center
                            3415 Sheridan Road
                            Kenosha County
                            Kenosha, Wisconsin  53140-1995

                                                               SCHEDULE VII

                             SUBSIDIARIES AND INVESTMENTS


          Consolidated Corporate Subsidiaries:

            First Healthcare Corporation
                  Hillhaven Home Care, Inc.
                  CIC Risk Management Corporation
                  Hillhaven of Central Florida, Inc.
                  Northwest Health Care, Inc.
                  Pasatiempo Development Corp.
                  Professional Medical Enterprises, Inc.
                  Hillhaven Properties, Ltd.
                     Brim-Olive Grove, Inc.
                     Fairview Living Centers, Inc.
                     Twenty-Nine Hundred Corporation
            Brim of Massachusetts, Inc.
            Hillhaven Funding Corporation
            Medisave Pharmacies, Inc.
                  Medi-Save of Florida, Inc.
                  Ricketts Drug, Incorporated (51% of capital stock) Medisave of Tennessee, Inc.
                  RPA, Inc.
            Hillhaven PIP Funding I, Inc.
            Cornerstone Insurance Company

          Consolidated Partnership Subsidiaries:

            Stockton Health Care Center Limited Partnership
            Windsor Woods Nursing Home Partnership
            New Pond Village Associates
            Tucson Retirement Center Limited Partnership
            Castle Gardens Retirement Center Limited Partnership
            Lantana Partners, Ltd.
            Twenty-Nine Hundred Associates, Ltd.
            Topeka Retirement Center, Ltd.
            Sandy Retirement Center Limited Partnership
            Medisave-CSSI Partnership

          Non-Consolidated Partnerships:

            Hillhaven Community Health Partnership
            Hillhaven - MSC Partnership
            St. George Nursing Home Limited Partnership
            Bartlesville Nursing Home Partnership
            Carrollwood Care Center
            Foothill Nursing Company Partnership
            San Marcos Nursing Home Partnership
            Fox Hill Village Partnership
            Starr Farm Partnership
            San Marcos Retirement Village
            Woodhaven Partners, Ltd.
            Hillcrest Retirement Center, Ltd.
            Mayfair Retirement Center Limited Partnership

          Other Investments:

            Evergreen Pharmaceuticals, Inc. (30% of capital stock) Ledgewood Health Care Corporation (50% of capital stock)
            American X-Rays, Inc. (50% of capital stock)
            Limited partnership investment in securitized portfolio
              of notes receivable secured by nursing home and retirement center properties
            Miscellaneous notes receivable (see following pages)

                                                              SCHEDULE VIII

          Sold Asset Notes
          Held by the Guarantor:

                                 Original
                                 Principal                     8/31/94
          Payor                  Amount         Maturity       Balance

          Tri-State Assoc.       3,600,000      09/01/06       3,416,465
          Peter C. Kern          3,450,000      06/30/96       3,129,203
          Cal-Iowa Assoc.        2,948,000      05/30/06       2,700,115
          Peter C. Kern          2,465,000      06/30/08       2,237,200
          Cal-Iowa Assoc.        2,295,000      05/30/06       2,122,605
          Tri-State Assoc.       2,120,000      08/01/06       2,004,446
          Tri-State Assoc.       2,050,000      09/01/06       1,962,659
          Tri-State Assoc.       1,760,000      09/01/06       1,674,831
          M V Assoc.             1,300,000      10/01/05       1,197,508
          Texville               1,224,000      11/30/07       1,002,223
          Others                 3,268,012      --             2,712,664

          Sold Asset Notes
          Held by the Borrower:

                                 Original
                                 Principal                     8/31/94
          Payor                  Amount         Maturity       Balance

          Meadowbrook          $7,760,700       08/01/99      $7,551,423
          Meadowbrook            4,131,000      08/01/99       4,083,364
          Meadowbrook            4,050,000      08/01/99       4,002,965
          Hstn. Nrsing. Assc.    3,870,755      04/01/00       3,616,756
          Meadowbrook            3,591,000      08/01/99       3,549,296
          Hstn. Nrsing. Assc.    3,692,725      04/01/00       3,450,464
          Hstn. Nrsing. Assc.    3,331,746      04/01/00       3,113,176
          Hstn. Nrsing. Assc.    2,984,549      04/01/00       2,788,655
          Meadowbrook            2,700,000      08/01/99       2,668,643
          Dirksen/Sprng. Rlty.   2,424,400      05/01/99       2,393,528
          Meadowbrook            2,340,000      08/01/99       2,312,821
          Tri-State Assoc.       2,300,000      11/25/06       2,278,242
          Mid-Valley             2,250,000      10/01/05       2,250,000
          Odessa Assoc.          2,250,000      11/25/01       2,190,762
          Cal-Iowa Assoc.        1,970,000      05/30/06       1,798,612
          Tri-State Assoc.       1,900,000      11/25/01       1,707,999
          MWT Associates         1,835,000      12/01/05       1,748,906
          Meadowbrook            1,602,122      08/01/99       1,598,466
          Meadowbrook            1,597,500      08/01/99       1,578,947
          Adams House            1,584,000      05/01/99       1,567,549
          Peter C. Kern          1,650,000      04/30/96       1,491,510
          Nev-Cal Assoc., LP     1,520,000      04/01/03       1,508,753
          Odessa Assoc.          1,440,000      11/25/01       1,400,441
          Meadowbrook            1,404,000      08/01/99       1,387,694
          Peter C. Kern          1,475,000      04/30/96       1,333,320
          Tri-State Assoc.       1,350,000      01/01/03       1,103,712
          Sunbelt 3              1,440,000      11/30/07       1,123,778
          Nev-Cal Assoc., LP     1,140,000      04/01/03       1,131,564
          Others                 5,991,178      --             5,177,495

                                                                SCHEDULE IX

                                 DESIGNATED IRB DEBT


                                            Bank Providing
                                           Letter of Credit    Letter of
                                           or Other Support      Credit
                 Facility No./Name             Facility          Amount


           1.    979   Valley Gardens          Bank Cal     $ 3,778,616
           2.    981   Foothills               Bank Cal       4,448,846
           3.    7138  Meridian House          Bank Cal       7,018,938
                                                             15,246,401

           4.    922   Windsor Woods           Kredietbank    3,675,000
           5.    955   Heritage Village        Kredietbank    3,130,000
           6.    7137  Woodhaven               Kredietbank    9,975,000
           7.    7165  Hearthstone             Kredietbank    8,805,734
                                                             25,585,734

           8.    7100  Campana del Rio         Swiss Bank    11,103,425
           9.    7105  Kachina Pointe          Swiss Bank     5,474,246
          10.    7125  Castle Gardens          Swiss Bank     5,164,384
          11.    7185  Crosslands (Sandy, UT)  Swiss Bank     6,093,973
                                                             27,836,028

                                               TOTAL       $ 68,668,163

                                                                 SCHEDULE X
                                INSURANCE REQUIREMENTS

          Part A (Physical Damage Insurance)

          Minimum Coverage                    Maximum Allowable Deductible

          $100.0 million                      $250,000 per claim, except
          ($50.0 million                      flood claims ($150,000 per
          for California                      claim within 100-year flood
          locations)                          zone and $250,000 per claim
                                              outside 100-year flood zone)
                                              and earthquake claims for
                                              California locations ($2.0
                                              million per claim)


          Part B (General and Professional Liability Insurance)


          Insured Party                       Minimum Coverage

          Skilled Nursing                     $25.0 million per claim
          Facilities and                      and annual aggregate
          Retirement Housing                  (primary coverage)
          Units

          Medisave Pharmacies                 $25.0 million per claim
                                              and annual aggregate
                                              (primary coverage)

          Non-Consolidated                    $10.0 million per claim
          Partnerships and                    and annual aggregate
          Joint Ventures                      (primary coverage)

                                                                EXHIBIT A-1

                                      TERM NOTE

                                                         New York, New York
                                                                     , 19


                  For value received, FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of


          (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of all Term Loans made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Term Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Chemical Bank, 270 Park Avenue, New York, New York.

                  All Term Loans made by the Bank, and all repayments of the principal thereof, shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Term Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower under any Financing Document.

                  This note is one of the Notes referred to in the Credit Agreement dated as of September 1, 1993 among the Borrower, The Hillhaven Corporation, as Guarantor, the Banks referred to therein, the LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent (as the same may be amended from time to time, the "Credit

          Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                            FIRST HEALTHCARE CORPORATION




                            By____________________________
                              Vice President and Treasurer

                           LOANS AND PAYMENTS OF PRINCIPAL



          _________________________________________________________________

                                           Amount of
                          Amount of        Principal           Notation
             Date           Loan           Repaid              Made By
          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

                                                                EXHIBIT A-2

                                    REVOLVER NOTE



                                                         New York, New York
                                                                     , 19
                  For value received, FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of


          (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of all Revolver Loans made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Revolver Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Chemical Bank, 270 Park Avenue, New York, New York.

                  All Revolver Loans made by the Bank, and all repayments of the principal thereof, shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Revolver Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower under any Financing Document.

                  This note is one of the Notes referred to in the Credit Agreement dated as of September 1, 1993 among the Borrower, The Hillhaven Corporation, as Guarantor, the Banks referred to therein, the LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                 FIRST HEALTHCARE CORPORATION



                                 By____________________________
                                   Vice President and Treasurer

                           LOANS AND PAYMENTS OF PRINCIPAL



          _________________________________________________________________

                                           Amount of
                          Amount of        Principal           Notation
             Date           Loan           Repaid              Made By
          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

                                                                  EXHIBIT B

                        FORM OF OPINION OF THE GENERAL COUNSEL
                          OF THE BORROWER AND THE GUARANTOR


                                           [Closing Date]


          To the Banks, the LC Issuing
            Banks and the Agents
            referred to below
          c/o Morgan Guaranty Trust Company
                of New York, as Agent
              60 Wall Street
              New York, New York  10260

          Ladies and Gentlemen:

                  I am the General Counsel of First Healthcare Corporation, a Delaware corporation (the "Borrower"), and of The Hillhaven Corporation, a Nevada corporation (the "Guarantor" and, together with the Borrower, the "Obligors"), and have acted as such in connection with (i) the Credit Agreement dated as of September 1, 1993 among the Borrower, the Guarantor, the Banks referred to therein, the LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent (the "Credit Agreement"), (ii) the Security Agreement dated as of September 1, 1993 between the Borrower and the Collateral Agent (the "Borrower Security Agreement"), (iii) the Pledge Agreement dated as of September 1, 1993 between the Guarantor and the Collateral Agent (the "Guarantor Pledge Agreement") and (iv) each of the mortgages and deeds of trust dated as of September 1, 1993 relating to the Mortgaged Facilities listed in Schedule VI to the Credit Agreement (the "Mortgages" and, together with the Credit Agreement and the Notes issued thereunder, the Borrower Security Agreement and the Guarantor Pledge Agreement, the "Transaction Documents"). This opinion is being rendered to you pursuant to Section 3.01(n) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                  I have examined originals or copies, certified or otherwise identified to my satisfaction, of the Credit Agreement and the Notes issued thereunder, the Borrower Security Agreement, the Guarantor Pledge Agreement and the form of Mortgage attached as an exhibit to the Credit Agreement, and such other documents, corporate records, certificates of public officials and other instruments, and have conducted such other investigations of fact and law, as I have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, I am of the opinion that:

                  1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

                  2. Each Obligor (i) has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as proposed to be conducted and (ii) is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or obtain such licenses and approvals would have a Material Adverse Effect.

                  3. The execution and delivery by each Obligor of each of the Transaction Documents to which it is a party and the performance by such Obligor of its obligations thereunder (i) are within the corporate power of such Obligor, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official (except (A) such actions or filings as have been taken or made prior to the Closing Date and are in full force and effect on the Closing Date and (B) such filings of Uniform Commercial Code financing statements and such recordings of Mortgages as are to be made on or after the Closing Date as contemplated by Section 3.01(h) of the Credit Agreement), (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Charter Documents of such Obligor or any of its Subsidiaries or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Obligor or any of its Subsidiaries and (v) do not result in or require the imposition of any Lien (other than the Liens created by the Collateral Documents) on any asset of such Obligor or any of its Subsidiaries.

                  4. Each of the Credit Agreement, the Borrower Security Agreement and the Guarantor Pledge Agreement constitutes a valid and binding agreement of each Obligor which is a party thereto, and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) insofar as provisions contained in the Credit Agreement, the Borrower Security Agreement and the Guarantor Pledge Agreement provide for indemnification, the enforcement thereof may be limited by public policy considerations.

                  5. There is no action, suit or proceeding pending against, or to my knowledge threatened against or affecting, the Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official (i) in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or (ii) which in any manner questions the validity of any Transaction Document or any Related Transaction Document.

                  6. Each of Northwest Health Care, Inc., Pasatiempo Development Corp., Hillhaven Properties, Ltd. and Medisave Pharmacies, Inc. (collectively, the "Pledged Subsidiaries") is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation, and each Pledged Subsidiary has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as proposed to be conducted.

                  7. Each of the Borrower Security Agreement and the Guarantor Pledge Agreement (collectively, the "Security
          Documents") creates a valid security interest (a "Security Interest") in favor of the Collateral Agent, for the benefit of the holders of the Secured Obligations referred to in such Security Document, in all of the right, title and interest of the Obligor which is a party thereto in and to the Collateral referred to in such Security Document.

                  8. Upon the filing of UCC-1 financing statements in the forms attached hereto with [the Department of Licensing of the State of Washington], the Security Interest in the Collateral referred to in each Security Document and in each Mortgage will be perfected to the extent that (i) the Uniform Commercial Code of the State of Washington (the "Washington UCC") governs the perfection and the effect of perfection or non-perfection of such Security Interest and (ii) security interests in such Collateral may be perfected by filing under the Washington UCC, and no further filing or recording of any document or instrument (other than the filing of continuation statements) or other action will be required under the Washington UCC to perfect and to maintain the perfection of such Security Interest, except that (A) the continuation of such perfected Security Interest is limited to the extent set forth in RCW 62A.9-103(3)(e) and RCW 62A.9-306 of the Washington UCC and (B) I express no opinion as to the priority of such perfected Security Interest.

                  9. Insofar as the Washington UCC is applicable thereto, the Security Interests validly secure the payment of all future Loans made by the Banks to the Borrower and all future Letters of Credit issued by the LC Issuing Banks for the account of the Borrower, whether or not at the time such Loans are made or such Letters of Credit are issued an Event of Default or other event has relieved or may relieve the Banks or the LC Issuing Banks from their obligations to make such Loans or to issue such Letters of Credit.

                  I express no opinion as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or the conclusions expressed with respect thereto.

                  With respect to the opinions expressed in paragraphs 4, 7, 8 and 9 above, I point out that the Credit Agreement, the Notes, the Borrower Security Agreement and the Guarantor Pledge Agreement (the "New York Law Documents") contain provisions stating that such documents are governed by and are to be construed in accordance with the laws of the State of New York.
          I am of the opinion that a Washington state court or a United States federal court sitting in Washington would give effect to the provisions in the New York Law Documents providing for New York law to govern the New York Law Documents and would not refuse to enforce any of the provisions thereof for public policy reasons or otherwise. If the New York Law Documents were governed by the laws of the State of Washington, I would give the same opinions expressed in paragraphs 4, 7, 8 and 9 above with respect thereto under Washington law.

                  I am a member of the bar of the State of California and, except as stated below, the opinions expressed above are limited to the laws of the State of Washington and the Federal laws of the United States of America. I have made no examination of the effects of the laws of any other jurisdiction upon the issues covered by such opinions, except that insofar as the foregoing opinions relate to matters of Delaware or Nevada law, I have reviewed the relevant provisions of the Delaware General Corporation Law and the Nevada Private Corporation Law and have satisfied myself with respect thereto to the extent necessary to express such opinions. Insofar as the foregoing opinions relate to matters of Washington law, I have relied upon the opinion of Brian Rodan, the Associate Counsel of the Borrower and the Guarantor, a member of my legal staff who is a member of the bar of the State of Washington.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon or furnished to any other person without my prior written consent.


                                           Very truly yours,

                         Forms of UCC-1 Financing Statements


                     [attach executed UCC-1 financing statements
                 of the Borrower and the Guarantor that will be filed
                           with the Department of Licensing
                             of the State of Washington]

                                                                  EXHIBIT C

                       FORM OF OPINION OF DAVIS POLK & WARDWELL


                                           [Closing Date]


          To the Banks, the LC Issuing
            Banks and the Agents
            referred to below
          c/o Morgan Guaranty Trust Company
                of New York, as Agent
              60 Wall Street
              New York, New York  10260

          Ladies and Gentlemen:

                    We have participated in the preparation of (i) the Credit Agreement dated as of September 1, 1993 among First Healthcare Corporation, a Delaware corporation (the "Borrower"), The Hillhaven Corporation, a Nevada corporation (the "Guarantor" and, together with the Borrower, the "Obligors"), the Banks referred to therein, the LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent (the "Credit Agreement"), (ii) the Security Agreement dated as of September 1, 1993 between the Borrower and the Collateral Agent (the "Borrower Security Agreement") and
          (iii) the Pledge Agreement dated as of September 1, 1993 between the Guarantor and the Collateral Agent (the "Guarantor Pledge Agreement" and, together with the Credit Agreement, the Notes issued thereunder and the Borrower Security Agreement, the "Transaction Documents").

                  We have acted as special counsel for the Agent and the Administrative Agent for the purpose of rendering this opinion pursuant to Section 3.01(o) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of the Transaction Documents and such other documents, corporate records, certificates of public officials and other instruments, and have conducted such other investigations of fact and law, as we have deemed necessary or advisable for purposes of this opinion.

                  In expressing the opinions below, we have assumed, without independent investigation, that each of the Obligors has all corporate powers required for, and has duly authorized by all requisite corporate action, the execution, delivery and performance of its obligations under each Transaction Document to which it is a party. We note that these topics are addressed in the opinion of Richard P. Adcock, General Counsel of the Borrower and the Guarantor, dated September 1, 1993 and delivered to you today.

                  Upon the basis of the foregoing and subject to the qualifications set forth below, we are of the opinion that:

                  1. Each of the Credit Agreement, the Borrower Security Agreement and the Guarantor Pledge Agreement constitutes a valid and binding agreement of each Obligor which is a party thereto, and the Notes delivered on the Closing Date constitute valid and binding obligations of the Borrower.

                  2. Upon execution and delivery of the Borrower Security Agreement and the Guarantor Pledge Agreement (collectively, the "Security Documents") by the parties thereto, and possession in New York by the Collateral Agent of (x) the certificates representing all shares of capital stock of Northwest Health Care, Inc., Pasatiempo Development Corp. and Hillhaven Properties, Ltd. pledged under the Borrower Security Agreement on the Closing Date (the "Borrower Pledged Shares"), (y) the certificate representing all shares of capital stock of Medisave Pharmacies, Inc. pledged under the Guarantor Pledge Agreement on the Closing Date (the "Guarantor Pledged Shares" and, together with the Borrower Pledged Shares, the "Pledged Shares"), and (z) all Pledged Notes (as defined in the Borrower Security Agreement) pledged under the Borrower Security Agreement on the Closing Date (the "Pledged Notes"):

                  (a) the Collateral Agent will have a valid security interest, for the benefit of the holders of the Secured Obligations referred to in each such Security Document, in all of the right, title and interest of the Obligors in and to such Pledged Shares and Pledged Notes to the extent that the Uniform Commercial Code of the State of New York (the "New York UCC") governs the creation of a security interest therein, and

                  (b) to the extent that the Pledged Shares constitute "certificated securities" within the meaning of Article 8-103 of the New York UCC and the Pledged Notes constitute "instruments" within the meaning of Section 9-105 of the New York UCC, such security interest will be perfected by such possession.

          To the extent that any rights evidenced by or referred to in the Pledged Shares or the Pledged Notes constitute general intangibles or accounts under the New York UCC, the perfection and the effect of perfection or non-perfection of the Collateral Agent's security interest therein are matters governed by the laws of the State of Washington and addressed by the opinion of Richard P. Adcock referred to above.

                  3. No New York governmental registration, recordation or filing by the Borrower or the Guarantor is required in connection with the execution or delivery of the Credit Agreement, the Notes, the Borrower Security Agreement or the Guarantor Pledge Agreement or is necessary for the validity or enforceability thereof.

                  We express no opinion as to (i) the right, title or interest of either Obligor in or to the Collateral referred to in the Security Documents, (ii) the priority or, except as stated in paragraph 2(b) above, the perfection of the security interests granted or purported to be granted to the Collateral Agent pursuant to the Security Documents or (iii) the perfection of the Collateral Agent's security interest in proceeds of the Pledged Shares or the Pledged Notes. We also express no opinion as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or the conclusions expressed with respect thereto.

                  The opinions expressed in paragraphs 1 and 2 above are subject to the following qualifications:

                  (i) the enforceability of the Transaction Documents may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

                 (ii) certain provisions of the Security Documents may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Security Documents, and each of the Security Documents contains adequate provisions for the practical realization of the rights and benefits intended to be afforded thereby;

                (iii) we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Bank may be located or wherein enforcement of the Credit Agreement or the Notes issued thereunder may be sought which limits the rates of interest legally chargeable or collectable; and

                 (iv) we express no opinion as to the enforceability of the Security Documents insofar as such enforceability is governed by laws other than the laws of the State of New York.

                  In expressing the opinions in paragraph 2 above, we have assumed that (i) the Collateral Agent and the holders of the Secured Obligations were without notice, at the time of the delivery of the Pledged Shares and the Pledged Notes to the Collateral Agent, of any adverse claim (as such term is used in Section 8-302 of the New York UCC) with respect to the Pledged Shares or the Pledged Notes, (ii) each Obligor has title to the Pledged Shares and the Pledged Notes pledged by it and (iii) any Secured Obligations arising after the Closing Date will constitute valid and binding obligations of the Borrower or the Guarantor, as the case may be.

                  We are members of the bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the Federal laws of the United States of America.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon or furnished to any other person without our prior written consent.


                                      Very truly yours,

                                                                  EXHIBIT D

                            FORM OF AGREEMENT DESIGNATING
                              ADDITIONAL LC ISSUING BANK


                                           [Date]



          [Name of Additional LC Issuing Bank]
          [Address]

          Dear Sirs:

                  Reference is made to the Credit Agreement dated as of September 1, 1993 among First Healthcare Corporation, as Borrower, The Hillhaven Corporation, as Guarantor, the Banks referred to therein, the LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as therein defined.

                  Upon your acceptance of this letter:

                  (i) you are designated as an additional "LC Issuing Bank" for purposes of the Credit Agreement;

                 (ii) you will have acknowledged that you have received a copy of the Credit Agreement and the other Financing
             Documents;

                (iii) you will have all the rights of an LC Issuing Bank under the Financing Documents;

                 (iv) you agree, for the benefit of all other parties to the Credit Agreement, that you will have all the obligations of an LC Issuing Bank under the Financing Documents; and

                  (v) you agree to issue [Revolver Letters of Credit with an aggregate face amount not exceeding $__________ at any time outstanding]] [and] [IRB Letters of Credit with an aggregate face amount not exceeding $__________] upon our request in accordance with the Credit Agreement. *

          * Specify whether Revolver Letters of Credit and/or IRB Letters of Credit will be issued by the LC Issuing Bank (and any applicable face amount limits.)

                  Please evidence your agreement with the foregoing by signing in the space provided below and returning a signed copy of this letter to us, whereupon it shall become our binding agreement governed by and construed in accordance with New York law.

                                      Very truly yours,

                                      FIRST HEALTHCARE CORPORATION



                                      By:_________________________
                                         Name:
                                         Title:



          Accepted and agreed:

          [NAME OF LC ISSUING BANK]



          By:______________________
             Name:
             Title:

                                                                  EXHIBIT E

                                                CONFORMED COPY

                                           [showing changes effected
                                            by Amendment No. 1 dated
                                           as of September 28, 1993]



                                  SECURITY AGREEMENT


                  AGREEMENT dated as of September 1, 1993 between FIRST HEALTHCARE CORPORATION, a Delaware corporation (with its successors, the "Borrower"), and J.P. MORGAN DELAWARE, as Collateral Agent.


                                 W I T N E S S E T H:


                  WHEREAS, the Borrower and its parent corporation, The Hillhaven Corporation, a Nevada corporation (with its successors, the "Guarantor"), have entered into a Credit Agreement dated as of September 1, 1993 among the Borrower, the Guarantor, the Banks referred to therein, the LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent (as the same may be amended from time to time, the "Credit Agreement");

                  WHEREAS, the Borrower desires to secure its obligations under the Credit Agreement and certain related documents as provided in this Agreement; and

                  WHEREAS, the Borrower may from time to time hereafter enter into interest rate hedging agreements and may desire to secure its obligations thereunder as provided in this Agreement;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions

                  Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "Borrower's Hillhaven Funding Note" means the subordinated purchase money note, dated July 1, 1990, issued by Hillhaven Funding to the Borrower pursuant to the Medicaid Receivables Agreement.

                  "Cash Distributions" means dividends, interest and other payments and distributions made upon or with respect to the Pledged Stock or any other Collateral in cash.

                  "Casualty" has the meaning set forth in the Mortgages.

                  "Collateral" has the meaning set forth in   Section 3(a).

                  "Collateral Account" has the meaning set forth in Section
          6(a).

                  "Collateral Agent" means J.P. Morgan Delaware, in its capacity as Collateral Agent for the Secured Parties, and its successors in such capacity.

                  "Condemnation" has the meaning set forth in the Mortgages.

                  "Contingent LC Obligation" means, at any time,    a
          contingent obligation of the Borrower to reimburse the relevant LC Issuing Bank for drawings under any Letter of Credit.

                  "Current Asset Collateral" means all
          (i) Receivables, (ii) Instruments, (iii) Management Contracts,
          (iv) Intercompany Receivables, (v) books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Borrower pertaining to any of the foregoing and (vi) Proceeds of all or any of the foregoing, in each case whether now existing or hereafter acquired or arising.

                  "Enforcement Notice" means a notice delivered to the Collateral Agent by the Required Banks (i) stating that an Event
          of Default has occurred and is continuing and   (ii) directing
          the Collateral Agent to exercise one or more rights or remedies under any Collateral Document.

                  "Excluded Cash Distributions" means Cash Distributions received by the Borrower or the Collateral Agent at a time when no Enforcement Notice directing the Collateral Agent to receive and retain such Cash Distributions is in effect.

                  "Excluded Receivable" means (i) any Medicaid Receivable which has been sold by the Borrower to Hillhaven Funding pursuant to the Medicaid Receivables Agreement or (ii) any Receivable which has been originated at an "Excluded Facility" (as defined in the Medicaid Receivables Agreement).

                  "Guarantor" has the meaning set forth in the recitals to this Agreement.

                  "Guarantor Pledge Agreement" means the Pledge Agreement dated as of September 1, 1993 between the Guarantor and the Collateral Agent, as the same may be amended from time to time.

                  "Hillhaven Funding" means Hillhaven Funding Corporation, a Nevada corporation, and its successors.

                  "Hillhaven Properties" means Hillhaven Properties, Ltd., an Oregon corporation, and its successors.

                  "Initial Shares" means all of the shares of capital stock of the Issuers outstanding on the date hereof, as listed in
          Schedule I hereto.

                  "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Receivables, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, whether now owned or hereafter acquired by the Borrower.

                  "Intercompany Notes" means all promissory notes or other instruments evidencing obligations owed to the Borrower by the Guarantor or any of its Subsidiaries (including any Subsidiary of the Borrower) or any Non-Consolidated Partnership, whether now existing or hereafter arising or acquired.

                  "Intercompany Receivables" means all obligations owed to the Borrower by the Guarantor or any of its Subsidiaries (including any Subsidiary of the Borrower) or any Non-Consolidated Partnership, including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction, whether now existing or hereafter arising.

                  "Interest Rate Hedging Agreement" means any interest rate swap agreement, forward rate agreement, interest rate cap agreement or other interest rate hedging agreement entered into by the Borrower and any Bank or any Affiliate of a Bank.

                  "Issuers" means Pasatiempo, Hillhaven Properties and Northwest Health Care.

                  "LC Collateral Account" has the meaning set forth in
          Section 6(d).

                  "Liquid Investments" has the meaning set forth in Section
          6(c).

                  "Management Contracts" means all agreements to which the Borrower is a party, whether now existing or hereafter arising, pursuant to which the Borrower provides management and other services to other Persons in connection with the operation of health care facilities owned or leased by such other Persons, including (i) all rights of the Borrower to receive monies due and to become due to it thereunder or in connection therewith and
          (ii) all rights of the Borrower to damages arising out of, or for, breach or default in respect thereof.

                  "Medicaid Receivable" means any Receivable with respect to which the obligor is a state governmental authority (or agent thereof) obligated to pay, pursuant to federal or state Medicaid program statutes or regulations, for services rendered to eligible beneficiaries thereunder.

                  "Medicaid Receivables Agreement" means the Master Sale and Servicing Agreement dated as of July 1, 1990, as amended from time to time, among Hillhaven Funding, the Guarantor, the Borrower, Pasatiempo and Northwest Health Care.

                  "Medicare Receivable" means any Receivable with respect to which the obligor is a federal governmental authority (or agent thereof) obligated to pay, pursuant to federal Medicare program statutes or regulations, for services rendered to eligible beneficiaries thereunder.

                  "Non-Consolidated Partnership" has the meaning set forth in the Credit Agreement.

                  "Northwest Health Care" means Northwest Health Care, Inc., an Idaho corporation, and its successors.

                  "Pasatiempo" means Pasatiempo Development Corp., a California corporation, and its successors.

                  "Perfection Certificate" means a certificate substantially in the form of Exhibit A hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by the Vice President and Treasurer and the Senior Vice President, Secretary and General Counsel of the Borrower.

                  "PIP Funding" means Hillhaven PIP Funding I, Inc., a Delaware corporation, and its successors.

                  "PIP Funding Note" means the $61,800,000 promissory note, dated the Closing Date, issued by PIP Funding to the Borrower to evidence the loan made by the Borrower to PIP Funding on the Closing Date to enable PIP Funding to repay its outstanding Debt on such date.

                  "Pledged Notes" means (i) the PIP Funding Note, (ii) the Intercompany Notes listed in Schedule II hereto, (iii) the Borrower's Hillhaven Funding Note and (iv) all other Intercompany Notes required to be pledged to the Collateral Agent from time to time pursuant to Section 4(b).

                  "Pledged Securities" means the Pledged Notes and the Pledged Stock.

                  "Pledged Stock" means (i) the Initial Shares and (ii) any other shares of capital stock of any Issuer required to be pledged to the Collateral Agent from time to time pursuant to
          Section 4(b).

                  "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, in each case whether now existing or hereafter arising.

                  "Receivables" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Borrower and also means and includes all accounts receivable, contract rights (including those arising in respect of Management Contracts), book debts, notes, drafts and other obligations or indebtedness owing to the Borrower arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it, including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction, and all monies due to or to become due to the Borrower under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Borrower), in each case whether now in existence or hereafter arising or acquired, including the right to receive the proceeds of said purchase orders and contracts and all collateral, security and guarantees of any kind given by any Person with respect to any of the foregoing; provided that the term "Receivables" shall not include
          (i) the Borrower's right, title and interest in and to Excluded Receivables, whether now owned or hereafter acquired, (ii) the Borrower's right, title and interest in and to Sold Asset Notes, whether now owned or hereafter acquired, or (iii) the Retained Collection Rights with respect to Medicaid Receivables, Medicare Receivables and VA Receivables.

                  "Retained Collection Rights" means, with respect to any Medicaid Receivable, Medicare Receivable or VA Receivable of the Borrower, the right of the Borrower to collect and receive from the obligor thereon payments made in respect of such Receivable in the absence of a court order requiring such obligor to submit payments thereon directly to a Person other than the Borrower.

                  "Secured Hedging Agreement" means, at any time, any Interest Rate Hedging Agreement which the Collateral Agent has theretofore designated as a Secured Hedging Agreement pursuant to
          Section 16(a), provided that such designation has not been withdrawn pursuant to Section 16(b).

                  "Secured Obligations" means (i) the principal of all Loans made under, and all Notes issued pursuant to, the Credit Agreement, (ii) all Reimbursement Obligations arising with respect to Letters of Credit, (iii) all Contingent LC Obligations, (iv) all obligations of the Borrower (whether contingent or non-contingent) under Secured Hedging Agreements,
          (v) all other amounts payable by the Borrower under the Financing Documents, (vi) all interest on the Secured Obligations listed in the foregoing clauses (i) to (v) inclusive (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) and (vii) any renewals or extensions of any of the foregoing.

                  "Secured Parties" means the Collateral Agent and all other holders of any of the Secured Obligations (including all Persons to whom any of the Secured Obligations may be payable from time to time).

                  "Securities Collateral" means (i) the Pledged Securities,
          (ii) all of the Borrower's rights and privileges with respect to the Pledged Securities, (iii) all income and profits thereon and all interest, dividends and other payments and distributions with respect thereto and (iv) all Proceeds of the foregoing.

                  "Security Interests" means the security interests in the Collateral granted hereunder to secure the Secured Obligations.

                  "Sold Asset Note" has the meaning set forth in the Credit Agreement.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if, by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "Unpaid Principal Amount" means, at any time, (i) with respect to Loans or Reimbursement Obligations, the unpaid principal amount of such Loans or Reimbursement Obligations, (ii) with respect to Contingent LC Obligations, an amount equal to the aggregate amount of Contingent LC Obligations at such time less the aggregate balance held at such time in the LC Collateral

          Account and (iii) with respect to obligations arising in respect of Secured Hedging Agreements, the non-contingent portion thereof at such time, whether arising by termination of the related Secured Hedging Agreement in accordance with its terms or otherwise (but excluding any such non-contingent amount representing interest accrued on overdue payments thereunder).

                  "VA Receivable" means any Receivable with respect to which the obligor is the Veterans' Administration or any successor thereto (or any agent thereof).

          SECTION 2.  Representations and Warranties

                  The Borrower represents and warrants as follows:

                  (a) Title to Collateral. The Borrower has good and marketable title to all of the Collateral, free and clear of any Liens other than the Security Interests. The Borrower has taken all actions necessary under the UCC to perfect its interest in any Receivables purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

                  (b) Pledged Stock. The Pledged Stock includes all of the issued and outstanding capital stock of each Issuer. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Borrower is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

                  (c) Validity of Security Interests. The Security Interests constitute valid security interests under the UCC securing the Secured Obligations.

                  (d)  Perfection and Priority of Security Interests.

                  (i) Securities Collateral. Upon the delivery of the Pledged Notes and certificates representing the Pledged Stock to the Collateral Agent in accordance with Section 4, the Collateral Agent will have perfected security interests in the Securities Collateral subject to no prior Lien.

                 (ii) Current Asset Collateral. When amendments to UCC financing statements substantially in the form of Exhibit A to Amendment No. 1 hereto shall have been filed in the offices specified in the Perfection Certificate, the Security Interests will constitute perfected security interests in the Current Asset Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein.

                (iii) Required Filings. Except for the filing of UCC financing statements as described in clause (ii) above and continuation statements with respect thereto, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests.

                  (e) Chief Executive Office. The chief executive office of the Borrower is located at its address set forth on the signature pages of the Credit Agreement.

                  (f) No Limitations on Enforceability; No Prior Filings. The Borrower has not performed any acts which might prevent the Collateral Agent from enforcing any of the provisions of this Agreement or which would limit the Collateral Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and other Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Borrower) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated by this Agreement and the other Collateral Documents.

                  (g) Management Contracts. No consent of any party (except the Borrower) to any Management Contract is required, or purports to be required, in connection with the granting of the Security Interests therein.

          SECTION 3.  The Security Interests

                  (a) Grant of Security Interests. In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of the Borrower under the Financing Documents, the Borrower hereby assigns and pledges to and with the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties security interests in and to, all of the following property of the Borrower, whether now owned or existing or hereafter acquired or arising:

                   (i)  the Securities Collateral;

                  (ii)  the Current Asset Collateral;

                 (iii) the Collateral Account, all cash deposited therein from time to time, the Liquid Investments made pursuant to
             Section 6(c) and all Proceeds of such Liquid Investments; and

                  (iv) the LC Collateral Account, all cash deposited therein from time to time, the Liquid Investments made pursuant to Section 6(d) and all Proceeds of such Liquid Investments.

          All of the property described in the foregoing clauses (i) to
          (iv), inclusive, and all additional property which may be added to the collateral hereunder, is collectively referred to herein as the "Collateral".

                  (b) No Assumption of Liability. The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

          SECTION 4.  Pledged Securities

                  (a) Initial Pledged Securities. Contemporaneously with the execution and delivery of this Agreement, the Borrower is delivering the Pledged Notes identified in clauses (i) and (ii) of the definition thereof and certificates representing the Initial Shares to the Collateral Agent in pledge hereunder.

                  (b) Additional Pledged Securities. If any Issuer at any time issues any additional or substitute shares of capital stock of any class (including by way of any dividend or other distribution on its then outstanding capital stock), or if the Guarantor or any of its Subsidiaries (including any Subsidiary of the Borrower) or any Non-Consolidated Partnership at any time issues any Intercompany Note to the Borrower, the Borrower will immediately pledge and deposit with the Collateral Agent the certificates representing such shares or such Intercompany Note, as the case may be, as additional security for the Secured Obligations. All such shares and Intercompany Notes will constitute additional Pledged Securities and be subject to all provisions of this Agreement.

                  (c) Delivery of Pledged Securities. All Pledged Notes delivered to the Collateral Agent by the Borrower pursuant hereto shall be indorsed to the order of the Collateral Agent, or accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Collateral Agent. All certificates representing Pledged Stock delivered to the Collateral Agent by the Borrower pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Collateral Agent.

                  (d) Record Ownership of Pledged Stock. If directed to do so by the Required Banks at any time, the Collateral Agent shall cause the Pledged Stock (or any portion thereof specified in such directions) to be transferred of record into the name of the Collateral Agent or its nominee. Promptly upon receiving any such directions, the Collateral Agent will notify the Borrower thereof and thereafter the Borrower will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Borrower, and the Collateral Agent will promptly give to the Borrower copies of any notices and communications received by the Collateral Agent with respect to Pledged Stock registered in the name of the Collateral Agent or its nominee. The Collateral Agent shall pay over to the Borrower all Excluded Cash Distributions received by the Collateral Agent upon or with respect to any Pledged Stock held of record in the name of the Collateral Agent or its nominee.

                  (e) Right to Receive Distributions on Collateral. The Collateral Agent shall have the right to receive and retain as Collateral hereunder all dividends and other payments and distributions made upon or with respect to the Collateral and the Borrower shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right; provided that the foregoing sentence shall not apply to Excluded Cash Distributions. All such dividends and other payments and distributions which are received by the Borrower (except Excluded Cash Distributions) shall be received in trust for the benefit of the Secured Parties and shall be segregated from other assets of the Borrower and shall, promptly upon the Borrower's receipt thereof, be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsements or executed assignments in blank), together with a statement identifying the source of such Collateral and stating that it is being delivered to the Collateral Agent to be held as Collateral under this Agreement. If an Enforcement Notice directing the Collateral Agent to receive and retain Cash Distributions is given and later withdrawn pursuant to Section 15, the Collateral Agent's right to retain Cash Distributions under this Section 4(e) shall cease and the Collateral Agent shall pay over to the Borrower any Cash Distributions retained by it during the continuance of such Enforcement Notice.

                  (f) Right to Vote Pledged Stock. Unless an Enforcement Notice directing the Collateral Agent to vote the Pledged Stock is in effect, the Borrower shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Collateral Agent shall, upon receiving a written request from the Borrower, deliver to the Borrower or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which shall have been registered in the name of the Collateral Agent or its nominee pursuant to Section 4(d) as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent.

                  If an Enforcement Notice directing the Collateral Agent to vote the Pledged Stock is in effect, the Collateral Agent shall have the right to the extent permitted by law, and the Borrower shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof. The Collateral Agent shall have no duty to take any action under the preceding sentence unless the Collateral Agent shall have received written instructions to take such action from the Required Banks.

          SECTION 5.  Further Assurances; Covenants

                  (a) Change of Name. The Borrower will not change its name, identity or corporate structure in any manner unless it shall have given the Collateral Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 5(o).

                  (b) Place of Business; Transfer of Collateral. The Borrower will not, and will not permit Northwest Health Care or Pasatiempo to, change (i) the location of its chief executive office or chief place of business or (ii) the locations, if any, in the State of Vermont where it maintains any books and records relating to any Receivables from the applicable location described in the Perfection Certificate, unless the Borrower shall have given the Collateral Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 5(o).

                  (c) Perfection Certificate. On or before the Closing Date, the Borrower will deliver the Perfection Certificate to the Collateral Agent. The information set forth therein shall be correct and complete. Within 60 days after the Closing Date, the Borrower will furnish to the Collateral Agent file search reports from the UCC filing offices in the jurisdictions identified in paragraph 2 of the Perfection Certificate setting forth the filing information for each filing made with respect to the Collateral.

                  (d) Further Assurances. The Borrower will, from time to time at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Collateral Agent and the other Secured Parties to obtain the full benefits of this Agreement, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Borrower authorizes the Collateral Agent to execute and file financing statements or continuation statements without the Borrower's signature appearing thereon. The Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Borrower shall pay the reasonable costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

                  (e) Books and Records. The Borrower shall keep full and accurate books and records relating to the Current Asset Collateral, and stamp or otherwise mark such books and records in such manner as the Required Banks may reasonably request in order to reflect the Security Interests.

                  (f) Instruments. The Borrower will immediately deliver and pledge each Instrument received by it to the Collateral Agent, appropriately endorsed to the Collateral Agent, provided that, so long as no Enforcement Notice directing the Collateral Agent to retain and collect checks and similar Instruments is in effect, the Borrower may retain for collection in the ordinary course any checks or similar Instruments received by it in the ordinary course of business. The Collateral Agent shall, promptly upon request of the Borrower, make appropriate arrangements for making any other Instrument pledged by the Borrower available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document).

                  (g) Collections. The Borrower shall use its best efforts to cause to be collected from its account debtors in respect of Receivables, as and when due, any and all amounts owing under or on account of each Receivable (including Receivables which are delinquent, such Receivables to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable. The Borrower may allow in the ordinary course of business, as adjustments to amounts owing under its Receivables, an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Borrower finds appropriate in accordance with sound business judgment and with the Borrower's ordinary course of business consistent with its historical collection practices, unless an Enforcement Notice is in effect requiring the Collateral Agent's consent for such adjustments, extensions, renewals or settlements. The costs and expenses (including attorneys' fees) of collection, whether incurred by the Borrower or the Collateral Agent, shall be borne by the Borrower.

                  (h) Medicaid Receivables; Medicare Receivables; VA Receivables. The Borrower shall service and administer its Medicaid Receivables, Medicare Receivables and VA Receivables and shall collect payments due under such Receivables in accordance with its usual and customary servicing policies and procedures for servicing such Receivables, and shall have full power and authority, acting alone or through any Person properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable.

                  (i) Notice to Account Debtors, Etc. If an Enforcement Notice requiring such notification is in effect, the Borrower will promptly notify (and the Borrower hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any Receivable or Instrument, and each counterparty under any Management Contract, that such Collateral has been assigned to the Collateral Agent hereunder, and that, to the extent permitted by applicable law, any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

                  (j) Sales of Collateral. The Borrower will not sell, assign or otherwise dispose of, or grant any option with respect to, any Collateral.

                  (k) Lock-Box and Concentration Account Arrangements. If an Event of Default shall have occurred and be continuing, the Borrower shall, upon the request of the Required Banks through the Collateral Agent, institute lock-box and concentration account arrangements satisfactory to the Collateral Agent pursuant to which, to the extent permitted by applicable law:
          (i) all Proceeds pledged to the Collateral Agent shall be paid into lock-box accounts in the name of the Collateral Agent (which shall contain no other monies and as to which the relevant banks shall have waived their respective rights of set-off) and shall thereafter be paid into a concentration account in the name of the Collateral Agent (which shall contain no other monies and as to which the relevant bank shall have waived its right of set-
          off); and (ii) the concentration bank shall agree to act upon the instructions, whenever received, of the Collateral Agent, pursuant to which amounts in the concentration account would be paid on a daily basis into the Collateral Account and applied in accordance with Section 6. The lockbox and concentration account arrangements provided for herein shall, once instituted, unless the Required Banks otherwise agree, thereafter at all times be maintained in place without regard to the existence or cure of any Event of Default.

                  (l) Continuation of Perfected Interest in Purchased Receivables. The Borrower will take all actions necessary under the UCC, including the execution and filing of financing statements and continuation statements, to perfect its interest, and to maintain such perfected interest, in any Receivables purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

                  (m) Inspection of Collateral. The Borrower, upon reasonable request by the Collateral Agent, will permit the Collateral Agent, at any time and from time to time during normal business hours, to inspect, audit, check and make abstracts from the Borrower's books, records and other papers relating to the Collateral. The cost of any such inspection shall be borne by the Collateral Agent unless an Event of Default shall have occurred and be continuing at the time of such inspection, in which case the Borrower shall pay, or reimburse the Collateral Agent for, such cost.

                  (n) Additional Information. The Borrower will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

                  (o) Opinions. At least ten (but not more than 30) days before the Borrower takes any action contemplated by Section 5(a) or (b), the Borrower shall, at its expense, cause to be delivered to the Secured Parties an opinion of counsel reasonably satisfactory to the Collateral Agent to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests for a period, specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion, against all creditors of and purchasers from the Borrower have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

          SECTION 6.  Collateral Account

                  (a) Establishment. There is hereby established with the Collateral Agent a cash collateral account (the "Collateral Account") in the name and under the control of the Collateral Agent into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Collateral Agent pursuant to Section 6(b) or 6(c) and the cash proceeds of any other collateral required to be delivered to the Collateral Agent pursuant to any other provision of the Financing Documents, but not monies received by the Collateral Agent for deposit in the LC Collateral Account. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of the Collateral Account or the LC

          Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account and the LC Collateral Account together with any Liquid Investments from time to time made pursuant to Sections 6(c) and
          (d) shall vest in the Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

                  (b) Insurance Proceeds and Condemnation Awards. All Casualty Proceeds received by the Collateral Agent in respect of any Casualty or Condemnation relating to a Mortgaged Facility shall be deposited in the Collateral Account and applied by the Collateral Agent as follows:

                  (i) if an Enforcement Notice instructing it to do so is in effect, the Collateral Agent shall retain such Casualty Proceeds in the Collateral Account or apply such Casualty Proceeds as specified in Section 10;

                 (ii) if no Enforcement Notice described in clause (i) above is in effect, the Collateral Agent shall disburse such Casualty Proceeds to the Borrower

                       (A)  from time to time upon receipt of a
                  certificate of a Financial Officer of the Borrower prepared in good faith and stating that either (x) the Casualty Proceeds to be so disbursed do not exceed, on a cumulative basis, the amounts theretofore expended by the Borrower to restore or replace such Mortgaged Facility or (y) the restoration or replacement of such Mortgaged Facility has been completed, provided that no such certificate shall be required in respect of, and the Collateral Agent shall promptly disburse to the Borrower upon its receipt of, Casualty Proceeds aggregating $100,000 or less with respect to any Casualty or Condemnation, or

                       (B) promptly upon request by the Borrower at any time after one or more health care facilities have been substituted for such Mortgaged Facility and such Mortgaged Facility has been released from the Lien of the relevant Mortgage in accordance with the provisions thereof.

                  (c) Investment of Amounts in Collateral Account. Amounts on deposit in the Collateral Account shall be invested and re-invested from time to time in such Liquid Investments as the Borrower shall determine, which Liquid Investments shall be held in the name and under the control of the Collateral Agent, provided that, if an Enforcement Notice instructing it to do so is in effect, the Collateral Agent shall liquidate any such

          Liquid Investments and apply or cause to be applied the proceeds thereof to pay the Secured Obligations as specified in
          Section 10. For this purpose, "Liquid Investments" means Temporary Cash Investments; provided that (A) each Liquid Investment shall mature within 30 days after it is acquired by the Collateral Agent and (B) in order to provide the Collateral Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

                  (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Collateral Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be the Borrower or any of its Affiliates) in the State of New York; or

                 (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Collateral Agent) appropriate measures shall have been taken to perfect the Security Interests therein.

                  (d) LC Collateral Account. Amounts otherwise distributable by the Collateral Agent in accordance with Section 10 in respect of any Contingent LC Obligations shall (in lieu of being distributed in accordance with Section 10) be deposited in a separate segregated collateral account (the "LC Collateral Account"). Amounts paid to the Collateral Agent pursuant to
          Section 6.03 of the Credit Agreement shall also be deposited in the LC Collateral Account. The Collateral Agent shall hold all such amounts in the LC Collateral Account until such time as any LC Issuing Bank shall have advised the Collateral Agent that all or any portion of the Contingent LC Obligations arising in respect of Letters of Credit issued by it have become due and payable and have not been timely paid by the Borrower, whereupon the Collateral Agent shall apply the amount so held in the LC Collateral Account in respect of such Contingent LC Obligations to pay such due and payable amount; provided that, if the other Secured Obligations theretofore paid pursuant to clause second of
          Section 10 were not paid in full, the Collateral Agent shall apply the amount so held in the LC Collateral Account in respect of such Contingent LC Obligations to pay the same percentage of such due and payable portion as the percentage of such other Secured Obligations theretofore paid pursuant to clause second of
          Section 10. If (i) any LC Issuing Bank shall advise the Collateral Agent that no portion of the Contingent LC Obligations arising in respect of Letters of Credit issued by it remains contingent and (ii) any amount held in the LC Collateral Account pursuant to this Section 6(d) in respect of such Contingent LC Obligations remains after payment of all ratable amounts payable pursuant to the preceding sentence with respect to any portions thereof that became due and payable, such remaining amount shall be applied by the Collateral Agent in the order of priorities set forth in Section 10. Amounts on deposit in the LC Collateral

          Account shall be invested in such Liquid Investments as the Borrower shall from time to time determine.

          SECTION 7.  General Authority

                  The Borrower irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Collateral Agent, the Banks or otherwise, for the sole use and benefit of the Collateral Agent and the other Secured Parties, but at the Borrower's expense, to the extent permitted by law to exercise, at any time and from time to time while an Enforcement Notice directing it to do so is in effect, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

                 (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

                 (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

          provided that the Collateral Agent shall give the Borrower not less than ten Domestic Business Days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Borrower agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

          SECTION 8.  Remedies upon Enforcement Notice

                  (a) Upon being instructed to do so in an Enforcement Notice, the Collateral Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law,
          (A) withdraw all cash and Liquid Investments in the Collateral Account and the LC Collateral Account and apply such cash and Liquid Investments and other cash, if any, then held by it as

          Collateral as specified in Section 10 and (B) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale (or, with respect to Pledged Securities, at any broker's board or on any securities exchange) for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). With respect to any sale of Pledged Securities, the Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other law or with Section 10.10(b) of the Credit Agreement. The Borrower covenants and agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any sale of Collateral pursuant to the provisions hereof may be made in compliance with law. Upon any sale of Collateral pursuant to the provisions hereof, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 7 shall (x) in case of a public sale, state the time and place fixed for such sale, (y) in the case of a private sale, state the day after which such sale may be consummated and (z) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Securities Collateral, or portion thereof so being sold, will first be offered for sale on such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case such purchaser fails to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Upon being instructed to do so in an Enforcement Notice, the Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (b) For the purpose of enforcing any and all rights and remedies under this Agreement, the Collateral Agent may (i) require the Borrower to, and the Borrower agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in its opinion, reasonably convenient to the Collateral Agent and the Borrower, whether at the premises of the Borrower or otherwise, and (ii) have access to and use the Borrower's books and records relating to the Collateral.

          SECTION 9.  Limitation on Duty of Collateral Agent
                    in Respect of Collateral

                  Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith.

          SECTION 10.  Application of Proceeds

                  Upon being instructed to do so in an Enforcement Notice, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Account shall be applied (subject to Section 6(d)) by the Collateral Agent in the following order of priorities:

                  first, to pay the expenses of such sale or other
             realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any unpaid fees owing by the Borrower to the Agents;

                  second, to the ratable payment of the Unpaid Principal
             Amounts of the Secured Obligations;

                  third, to the ratable payment of accrued but unpaid
             interest, commitment fees, letter of credit fees or similar charges in respect of the Secured Obligations in accordance with the provisions of the Credit Agreement or the relevant Secured Hedging Agreement, as the case may be;

                  fourth, to the ratable payment of all other Secured
             Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to pay to the Borrower or its successors or
             assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

          The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

          SECTION 11.  Reliance on Information

                  (a) In making the determinations and allocations required by Section 10, the Collateral Agent may rely upon information as to the amounts of the Secured Obligations held by any Secured Party if certified by the Administrative Agent (in the case of Secured Obligations arising under or in respect of the Financing Documents) or by the counterparty to any Secured Hedging Agreement (in the case of Secured Obligations arising thereunder), and the Collateral Agent shall have no liability to the Borrower or any of the Secured Parties for actions taken in reliance upon such information (but nothing herein contained shall affect any rights the Borrower may have against any Secured Party for such Secured Party's gross negligence or wilful misconduct in providing information to the Collateral Agent as to the amount of Secured Obligations held by it). All distributions made by the Collateral Agent pursuant to Section 10 shall be final and the Collateral Agent shall have no duty to inquire as to the application by the other Secured Parties of any amounts distributed to them.

                  (b) In determining whether any Enforcement Notice shall have been given or withdrawn by the Required Banks or whether any other action taken in connection with any Collateral Document has been taken by the Banks entitled to take such action, the Collateral Agent may rely upon the Administrative Agent for information as to whether the Banks taking such action constitute the Required Banks or are otherwise entitled to take such action, and the Collateral Agent shall have no liability to the Borrower or any of the Secured Parties for actions taken in reliance upon such information.

          SECTION 12.  Appointment of Co-Agents

             At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 9 hereof and Section 7.10 of the Credit Agreement). References to the Collateral Agent in Section 13 shall be deemed to include any co-agent or separate agent appointed pursuant to this Section 12.

          SECTION 13.  Expenses

                  (a) If the Borrower fails to comply with the provisions of any Financing Document, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby materially diminished or potentially diminished or put at risk, the Collateral Agent (if requested by the Required Banks) may, but shall not be required to, effect such compliance on behalf of the Borrower, and the Borrower shall reimburse the Collateral Agent for the reasonable costs thereof on demand. All sums so paid or incurred by the Collateral Agent or any other Secured Party for any of the foregoing and any and all other sums for which the Borrower may become liable hereunder, and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Collateral Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be additional Secured Obligations hereunder.

                  (b) The Borrower further agrees that it will forthwith on demand pay to the Collateral Agent (i) the amount of any taxes which the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, (ii) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Collateral Agent may incur in connection with preserving the value of the Collateral and the validity, perfection, rank and value of any Security Interests and (iii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Collateral Agent may incur in connection with the collection, sale or other disposition of any of the Collateral.

                  (c)  Any amounts payable by the Borrower pursuant to this
          Section 13 not paid on demand shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Term Domestic Loans for such day under the provisions of the Credit Agreement.

          SECTION 14.  Termination of Security
                     Interests; Release of Collateral

                  Upon the repayment in full of all Secured Obligations, the expiration of all Letters of Credit issued under the Credit Agreement, the termination of all Commitments under the Credit Agreement and the termination of all Secured Hedging Agreements, the Security Interests shall terminate and all rights to the Collateral shall revert to the Borrower. At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release any of the Collateral pursuant to instructions given by the Banks in accordance with Section
          10.05 of the Credit Agreement. Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, at the expense of the Borrower, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

          SECTION 15.  Withdrawal of Enforcement Notice

                  An Enforcement Notice, once given, shall remain in effect unless and until (i) the Required Banks notify the Collateral Agent that they wish to withdraw such Enforcement Notice, (ii) no monies have been applied to pay any Secured Obligations pursuant to Section 10 (except pursuant to clause first thereof) as a result of such Enforcement Notice and (iii) the Collateral Agent determines that the withdrawal of such Enforcement Notice will not result in any liability or unreimbursed loss to the Collateral Agent by reason of actions taken by it in reliance thereon.

          SECTION 16.  Designation of Secured Hedging Agreements

                  (a) If at any time the Borrower enters into any Interest Rate Hedging Agreement, the Borrower may request the Collateral Agent to designate such Interest Rate Hedging Agreement as a "Secured Hedging Agreement" for purposes of this Agreement and the Mortgages. Such notice shall specify the proposed date of such designation and shall attach definitive copies of such Interest Rate Hedging Agreement and such other agreements and documents relating thereto as the Collateral Agent may reasonably request. The Collateral Agent shall designate such Interest Rate Hedging Agreement as a Secured Hedging Agreement on the proposed date of designation, subject to the satisfaction of the following conditions: (i) the Agent shall have advised the Collateral Agent on the proposed date of designation that the Agent has not determined that (and has not been advised by any Bank that) any Default has occurred and is continuing on such date, (ii) immediately after giving effect to such designation, the aggregate original notional principal amount of Debt covered by all Secured Hedging Agreements shall not exceed $100,000,000,
          (iii) the counterparty to such Interest Rate Hedging Agreement shall have executed and delivered such instruments and agreements as the Borrower or the Collateral Agent may reasonably request (including an agreement to the same effect as the agreements contained in Section 10.10(b) of the Credit Agreement) and (iv) the Additional Collateral Condition shall have been satisfied with respect to such designation. For purposes of this Section 16(a), the "Additional Collateral Condition" has been satisfied at any time when the Borrower has theretofore added as additional collateral for the Secured Obligations hereunder, pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent, one or more health care facilities with an aggregate value (determined as contemplated by Section 10.08(c) of the Credit Agreement) at least equal to 20% of the aggregate notional principal amount of Debt covered by all Secured Hedging Agreements (including the Secured Hedging Agreement then being designated pursuant to this Section 16(a)). Promptly after designating any Interest Rate Hedging Agreement as a Secured Hedging Agreement, the Collateral Agent shall notify the Borrower, the Agent, the Administrative Agent, the Banks and the counterparty to such Interest Rate Hedging Agreement of such designation.

                  (b) The Borrower may from time to time, upon at least three Domestic Business Days' notice, request the Collateral Agent to withdraw the designation of an Interest Rate Hedging Agreement as a Secured Hedging Agreement by specifying the date of the proposed withdrawal. Such withdrawal shall become effective when the Collateral Agent shall have received from the counterparty to such Interest Rate Hedging Agreement such agreements and documents as the Collateral Agent may reasonably request to evidence such counterparty's consent to such withdrawal.

          SECTION 17.  Notices

                  All notices, communications and distributions hereunder shall be given in accordance with Section 10.01 of the Credit Agreement.

          SECTION 18.  No Waivers; Non-Exclusive Remedies

                  No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under any Collateral Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right under any Collateral Document preclude any other or further exercise thereof or the exercise of any other right. The rights created by the Collateral Documents shall be cumulative and are not exclusive of any other remedies provided by law.

          SECTION 19.  Successors and Assigns

                  This Agreement is for the benefit of the Collateral Agent and the other Secured Parties and their respective successors and assigns. If all or any of the Secured Obligations are assigned, the rights hereunder, to the extent applicable to the indebtedness and other obligations so assigned, shall automatically be transferred with such indebtedness and other obligations. This Agreement shall be binding on the Borrower and its successors and assigns.

          SECTION 20.  Changes in Writing

                  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Borrower and the Collateral Agent with the consent of the Required Banks.

          SECTION 21.  New York Law

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

          SECTION 22.  Severability

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
          (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in any such jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                 FIRST HEALTHCARE CORPORATION



                                 By: /s/ Robert K. Schneider
                                    Title: Vice President and
                                       Treasurer



                                 J.P. MORGAN DELAWARE,
                                   as Collateral Agent



                                 By: /s/ Robert Henchey
                                    Title: Vice President

                                                                 SCHEDULE I

                                                               INITIAL SHARES


                                                             Number
                                              Class and       of Total      Number of
                          Jurisdiction of    Par Value       Shares        Certificates
          Issuer          Incorporation      of Stock        Pledged       Pledged

          Northwest       Idaho              Common/$1.00    1,000         #2
          Health Care,
          Inc.

          Pasatiempo      California         Common/$1.00      100         #2
          Development
          Corp.

          Hillhaven       Oregon             Common/$1.00    1,000         #3
          Properties,
          Ltd.


                                                                 SCHEDULE II

                                                             INTERCOMPANY NOTES

                                                                                       Original
          Facility                                                                     Principal
          No.        Payor                                               Date          Amount

          350        Stockton Health Care Center Limited Partnership     12/30/86      $  925,000
          947         St. George Care Center Limited Partnership          04/01/89         868,000
          982         San Marcos Nursing Home Partnership                 01/01/89       6,000,000
          995         Starr Farm Partnership                              08/31/92         600,000


                                      EXHIBIT A

                                PERFECTION CERTIFICATE


             The undersigned, the Vice President and Treasurer and the Senior Vice President, Secretary and General Counsel of First Healthcare Corporation, a Delaware corporation (the "Borrower"), hereby certify with reference to the Security Agreement dated as of September 1, 1993 between the Borrower and J.P. Morgan Delaware, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each of the other Secured Parties as follows:

                  1. Names. (a) The exact corporate name of the Borrower as it appears in its certificate of incorporation is as follows:


                             First Healthcare Corporation


                  (b) Set forth below is each other corporate name the Borrower has had since its organization together with the date of the relevant change:





                  (c) Except as set forth in Schedule 1 hereto, the Borrower has not changed its identity or corporate structure in any way within the past five years.

                  [Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.
          If any such change has occurred, include in Schedule 1 the information required by paragraphs 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.]



                  2. Current Locations. (a) The chief executive office of the Borrower, Northwest Health Care and Pasatiempo is located at the following address:

          Mailing Address        County        State



                  (b) The following are the locations in the State of Vermont where the Borrower maintains any books or records relating to any Receivable.

          Name         Mailing Address     County





                  3. Prior Locations. Set forth below is the information required by paragraph 2 above with respect to each location or place of business maintained by the Borrower and referred to in paragraph 2 above at any time during the past five years:





                  4.  Unusual Transactions.  Except as set forth in
          Schedule 4 hereto, all Receivables have been originated by the Borrower.

                  5. File Search Reports. Attached as Schedule 5(A) hereto is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached as Schedule 5(B) hereto is a true copy of each financing statement or other filing identified in such file search reports.

                  6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6 hereto has been delivered to the Collateral Agent for filing in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 above.

                  7. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid or provided for.

                  IN WITNESS WHEREOF, we have hereunto set our hands this ___ day of ____________, 1993.

                                      ____________________________
                                      Title:

                                      ____________________________
                                      Title:

                                                                 SCHEDULE 6


          Description of Collateral
          [as amended by Amendment No. 1
          dated as of September 28, 1993
          "Amendment No. 1" and as set forth
          in UCC-3 Financing Statements
          filed after the execution of
          Amendment No. 1]


                  All of the following property of First Healthcare Corporation, a Delaware corporation (the "Debtor"), whether now owned or hereafter acquired or arising:

                  (i)  Receivables,

                 (ii)  Instruments,

                (iii)  Management Contracts,

                 (iv)  Intercompany Receivables,

                  (v) books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Debtor pertaining to any of the foregoing,

                 (vi)  the Pledged Securities,

                (vii) all of the Debtor's rights and privileges with respect to the Pledged Securities,

               (viii) all income and profits on the Pledged Securities and all interest, dividends and other payments and distributions with respect thereto,

                 (ix) the Collateral Account, all cash deposited therein from time to time and the liquid investments made pursuant to Section 6(c) of the Security Agreement,

                  (x) the LC Collateral Account, all cash deposited therein from time to time and the liquid investments made pursuant to Section 6(d) of the Security Agreement, and

                 (xi)  Proceeds of all or any of the foregoing.

                  As used herein, the following terms have the following meanings:

                  "Collateral Account" means the cash collateral account in the name and under the control of J.P. Morgan Delaware, as Collateral Agent, established pursuant to Section 6(a) of the Security Agreement.

                  "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of The Hillhaven Corporation in its consolidated financial statements if such statements were prepared as of such date.

                  "Excluded Receivable" means (i) any Medicaid Receivable which has been sold by the Debtor to Hillhaven Funding Corporation pursuant to the Medicaid Receivables Agreement or
          (ii) any Receivable which has been originated at an "Excluded Facility" (as defined in the Medicaid Receivables Agreement).

                  "Hillhaven Funding Note" means the subordinated purchase money note, dated July 1, 1990, issued by Hillhaven Funding Corporation to the Debtor pursuant to the Medicaid Receivables Agreement.

                  "Initial Shares" means all of the shares of capital stock of the Issuers outstanding on the date of the Security Agreement, as listed in Schedule I to the Security Agreement.

                  "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the Uniform Commercial
          Code) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Receivables, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, whether now owned or hereafter acquired by the Debtor.

                  "Intercompany Notes" means all promissory notes or other instruments evidencing obligations owed to the Debtor by The Hillhaven Corporation or any of its Subsidiaries (including any Subsidiary of the Debtor) or any Non-Consolidated Partnership, whether now existing or hereafter arising or acquired.

                  "Intercompany Receivables" means all obligations owed to the Debtor by The Hillhaven Corporation or any of its Subsidiaries (including any Subsidiary of the Debtor) or any Non-Consolidated Partnership, including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction, whether now existing or hereafter arising.

                  "Issuers" means Pasatiempo Development Corp., Hillhaven Properties, Ltd. and Northwest Health Care, Inc.

                  "LC Collateral Account" means the separate segregated collateral account established pursuant to Section 6(d) of the Security Agreement.

                  "Management Contracts" means all agreements to which the Debtor is a party, whether now existing or hereafter arising, pursuant to which the Debtor provides management and other services to other persons in connection with the operation of health care facilities owned or leased by such other persons, including (i) all rights of the Debtor to receive monies due and to become due to it thereunder or in connection therewith and
          (ii) all rights of the Debtor to damages arising out of, or for, breach or default in respect thereof.

                  "Medicaid Receivable" means any Receivable with respect to which the obligor is a state governmental authority (or agent thereof) obligated to pay, pursuant to federal or state Medicaid program statutes or regulations, for services rendered to eligible beneficiaries thereunder.

                  "Medicaid Receivables Agreement" means the Master Sale and Servicing Agreement dated as of July 1, 1990, as amended from time to time, among Hillhaven Funding Corporation, The Hillhaven Corporation, the Debtor, Pasatiempo Development Corp. and Northwest Health Care, Inc.

                  "Medicare Receivable" means any Receivable with respect to which the obligor is a federal governmental authority (or agent thereof) obligated to pay, pursuant to federal Medicare program statutes or regulations, for services rendered to eligible beneficiaries thereunder.

                  "Non-Consolidated Partnership" means any partnership (i) in which The Hillhaven Corporation or one of its Subsidiaries is a general partner and (ii) which is not a Consolidated Subsidiary of The Hillhaven Corporation.

                  "PIP Funding Note" means the $61,800,000 promissory note dated September 2, 1993, issued by Hillhaven PIP Funding I, Inc. to the Debtor.

                  "Pledged Notes" means (i) the PIP Funding Note, (ii) the Intercompany Notes listed in Schedule II to the Security Agreement, (iii) the Hillhaven Funding Note and (iv) all other Intercompany Notes required to be pledged to J.P. Morgan Delaware, as Collateral Agent, from time to time pursuant to
          Section 4(b) of the Security Agreement.

                  "Pledged Securities" means the Pledged Notes and the Pledged Stock.

                  "Pledged Stock" means (i) the Initial Shares and (ii) any other shares of capital stock of any Issuer required to be pledged to J.P. Morgan Delaware, as Collateral Agent, from time to time pursuant to Section 4(b) of the Security Agreement.

                  "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, in each case whether now existing or hereafter arising.

                  "Receivables" means all "accounts" (as defined in the Uniform Commercial Code) now owned or hereafter acquired by the Debtor and also means and includes all accounts receivable, contract rights (including those arising in respect of Management Contracts), book debts, notes, drafts and other obligations or indebtedness owing to the Debtor arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction, and all monies due to or to become due to the Debtor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Debtor), in each case whether now in existence or hereafter arising or acquired, including the right to receive the proceeds of said purchase orders and contracts and all collateral, security and guarantees of any kind given by any person with respect to any of the foregoing; provided that the term "Receivables" shall not include
          (i) the Debtor's right, title and interest in and to Excluded Receivables, whether now owned or hereafter acquired, (ii) the Debtor's right, title and interest in and to Sold Asset Notes, whether now owned or hereafter acquired, or (iii) Retained Collection Rights with respect to Medicaid Receivables, Medicare Receivables and VA Receivables.

                  "Retained Collection Rights" means, with respect to any Medicaid Receivable, Medicare Receivable or VA Receivable, the right of the Debtor to collect and receive from the obligor thereon payments made in respect of such Receivable in the absence of a court order requiring such obligor to submit payments thereon directly to a person other than the Debtor.

                  "Secured Parties" means J.P. Morgan Delaware, as Collateral Agent, and all other holders of any of the Secured Obligations (as defined in the Security Agreement).

                  "Security Agreement" means the Security Agreement dated as of September 1, 1993 between the Debtor and J.P. Morgan Delaware, as Collateral Agent, as the same may be amended from time to time.

                  "Sold Asset Note" means any promissory note or other instrument received as consideration for the sale of (i) any health care facility, nursing center or retirement housing facility or any leasehold interest in any of the foregoing or
          (ii) any land held for investment.

                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by The Hillhaven Corporation (or, if such term is used with reference to any other person, by such other person).

                  "VA Receivable" means any Receivable with respect to which the obligor is the Veterans' Administration or any successor thereto (or any agent thereof).

                                                                  EXHIBIT F

                                                     CONFORMED COPY

                                          [showing changes effected
                                           by Amendment No. 1 dated
                                           as of September 28, 1993]

                                   PLEDGE AGREEMENT

                    AGREEMENT dated as of September 1, 1993 between THE HILLHAVEN CORPORATION, a Nevada corporation (with its successors, the "Guarantor"), and J.P. MORGAN DELAWARE, as Collateral Agent.


                                 W I T N E S S E T H:


                    WHEREAS, the Guarantor and its wholly-owned subsidiary, First Healthcare Corporation, a Delaware corporation (with its successors, the "Borrower"), have entered into a Credit Agreement dated as of September 1, 1993 among the Borrower, the Guarantor, the Banks referred to therein, the LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent (as the same may be amended from time to time, the "Credit Agreement");

                  WHEREAS, the Guarantor has guaranteed the obligations of the Borrower under the Credit Agreement and certain related documents and desires to secure such guarantee as provided in this Agreement; and

                  WHEREAS, the Guarantor may from time to time hereafter guarantee the obligations of the Borrower under interest rate hedging agreements and may desire to secure its obligations under such guarantees as provided in this Agreement;

                    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions

                    Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "Borrower" has the meaning set forth in the recitals to this Agreement.

                  "Borrower Security Agreement" means the Security Agreement dated as of September 1, 1993 between the Borrower and the Collateral Agent, as the same may be amended from time to time.

                  "Cash Distributions" means dividends, interest and other payments and distributions made upon or with respect to the Collateral in cash.

                    "Collateral" has the meaning set forth in Section 3(A).

                  "Collateral Agent" means J.P. Morgan Delaware, in its capacity as Collateral Agent for the Secured Parties, and its successors in such capacity.

                  "Credit Agreement Guarantee" means the Guarantor's guarantee set forth in Article IX of the Credit Agreement.

                  "Enforcement Notice" means a notice delivered to the Collateral Agent by the Required Banks (i) stating that an Event of Default has occurred and is continuing and (ii) directing the Collateral Agent to exercise one or more rights or remedies under any Collateral Document.

                  "Excluded Cash Distributions" means Cash Distributions received by the Guarantor or the Collateral Agent at a time when no Enforcement Notice directing the Collateral Agent to receive and retain such Cash Distributions is in effect.

                  "Guaranteed Obligations" means the obligations of the Borrower guaranteed by the Guarantor pursuant to the Credit Agreement Guarantee and the Secured Hedging Agreement Guarantees.

                  "Guarantor's Hillhaven Funding Note" means the subordinated promissory note, dated July 1, 1990, issued by Hillhaven Funding to the Guarantor pursuant to the Medicaid Receivables Agreement.

                  "Hillhaven Funding" means Hillhaven Funding Corporation, a Nevada corporation, and its successors.

                  "Hillhaven Funding Intercompany Accounts" means all obligations of Hillhaven Funding to make payments to the Guarantor, except for any such obligations evidenced by an instrument.

                  "Hillhaven Funding Stock" means all of the shares of capital stock of Hillhaven Funding outstanding on the date of Amendment No. 1 hereto.

                  "Initial Shares" means all of the shares of capital stock of Medisave outstanding on the date hereof, as listed in Schedule I hereto.

                  "Interest Rate Hedging Agreement" means any interest rate swap agreement, forward rate agreement, interest rate cap agreement or other interest rate hedging agreement entered into by the Borrower and any Bank or any Affiliate of a Bank.

                  "Issuers" means Hillhaven Funding and Medisave.

                  "Medicaid Receivables Agreement" means the Master Sale and Servicing Agreement dated as of July 1, 1990, as amended from time to time, among Hillhaven Funding, the Guarantor, the Borrower, Pasatiempo Development Corp. and Northwest Health Care, Inc.

                  "Medisave" means Medisave Pharmacies, Inc., a Delaware corporation, and its successors.

                  "Pledged Notes" means (i) the Guarantor's Hillhaven Funding Note and (ii) the instruments (if any) required to be pledged to the Collateral Agent from time to time pursuant to
          Section 3(B).

                  "Pledged Securities" means the Pledged Notes and the Pledged Stock.

                  "Pledged Stock" means (i) the Initial Shares, (ii) the Hillhaven Funding Stock and (iii) any other shares of capital stock of the Issuers required to be pledged to the Collateral Agent from time to time pursuant to Section 3(B).

                  "Secured Hedging Agreement Guarantee" means any guarantee by the Guarantor of the obligations of the Borrower under an Interest Rate Hedging Agreement, provided that the Collateral Agent has theretofore designated such guarantee as a Secured Hedging Agreement Guarantee pursuant to Section 14(A) and such designation has not been withdrawn pursuant to Section 14(B).

                  "Secured Obligations" means the Guarantor's obligations (whether contingent or non-contingent) under the Credit Agreement Guarantee and all Secured Hedging Agreement Guarantees and all other obligations of the Guarantor under this Agreement.

                  "Secured Parties" means the Collateral Agent and all other holders of any of the Guaranteed Obligations (including all Persons to whom any of the Guaranteed Obligations may be payable from time to time).

                    "Security Interests" means the security interests in the Collateral granted hereunder to secure the Secured
          Obligations.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if, by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          SECTION 2.  Representations and Warranties

                    The Guarantor represents and warrants as follows:

                    (A) Title to Collateral. The Guarantor has good and marketable title to all of the Collateral, free and clear of any Liens other than the Security Interests. The Pledged Stock includes all of the issued and outstanding capital stock of the Issuers. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Guarantor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

                    (B) Validity, Perfection and Priority of Security Interests. Upon (i) the delivery of the Pledged Notes and certificates representing the Pledged Stock to the Collateral Agent in accordance with Sections 3, 4 and 25(A) and (ii) the filing of an amendment to a UCC financing statement substantially in the form of Exhibit A to Amendment No. 1 hereto in the office of the Department of Licensing of the State of Washington, the Collateral Agent will have valid and perfected security interests in the Collateral subject to no prior Lien and prior to the rights of others therein. Except for the filing described in the foregoing sentence and the filing of continuation statements with respect thereto, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Guarantor nor any of its Subsidiaries has performed or will perform any act which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Collateral Agent in any such enforcement.

                  (C) Chief Executive Office. The chief executive office of the Guarantor is located at its address set forth on the signature pages of the Credit Agreement.

          SECTION 3.  The Security Interests

                    In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Guarantor hereunder:

                    (A) The Guarantor hereby assigns and pledges to and with the Collateral Agent for the benefit of the Secured Parties and grants to the Collateral Agent for the benefit of the Secured Parties security interests in the Pledged Stock, and all of its rights and privileges with respect to the Pledged Stock, and all income and profits thereon, and all dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing. All of the property described in the preceding sentence, and all additional property which may be added to the collateral hereunder, is collectively referred to herein as the "Collateral". Contemporaneously with the execution and delivery of this Agreement, the Guarantor is delivering certificates representing the Initial Shares to the Collateral Agent in pledge hereunder.

                  (B) If any Issuer at any time issues any additional or substitute shares of capital stock of any class, or if Hillhaven Funding issues any instrument (other than the Guarantor's Hillhaven Funding Note) to the Guarantor, the Guarantor will immediately deliver to the Collateral Agent the certificates representing such shares or such instrument, as the case may be, in pledge as additional security for the Secured Obligations. All such shares and instruments shall constitute Pledged Securities and be subject to all provisions of this Agreement.

                    (C) The Security Interests are granted as security only and shall not subject the Collateral Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Guarantor with respect to any of the Collateral or any transaction in connection therewith.

          SECTION 4.  Delivery of Pledged Securities

                  All Pledged Notes delivered to the Collateral Agent by the Guarantor pursuant hereto shall be indorsed to the order of the Collateral Agent, or accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Collateral Agent. All certificates representing Pledged Stock delivered to the Collateral Agent by the Guarantor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Collateral Agent.

          SECTION 5.  Further Assurances

                    (A) The Guarantor will, from time to time at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Collateral Agent and the other Secured Parties to obtain the full benefits of this Agreement, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Guarantor authorizes the Collateral Agent to execute and file financing statements or continuation statements without the Guarantor's signature appearing thereon. The Guarantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Guarantor shall pay the reasonable costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

                  (B) The Guarantor will not change its name, identity or corporate structure in any manner or the location of its chief executive office or chief place of business, unless it shall have given the Collateral Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with
          Section 25(C)(vi).

          SECTION 6.  Record Ownership of Pledged Stock

                  If directed to do so by the Required Banks at any time, the Collateral Agent shall cause the Pledged Stock (or any portion thereof specified in such directions) to be transferred of record into the name of the Collateral Agent or its nominee. Promptly upon receiving any such directions, the Collateral Agent will notify the Guarantor thereof and thereafter the Guarantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Guarantor, and the Collateral Agent will promptly give to the Guarantor copies of any notices and communications received by the Collateral Agent with respect to Pledged Stock registered in the name of the Collateral Agent or its nominee. The Collateral Agent shall pay over to the Guarantor all Excluded Cash Distributions received by the Collateral Agent upon or with respect to any Pledged Stock held of record in the name of the Collateral Agent or its nominee.

          SECTION 7.  Right to Receive Distributions on Collateral

                  The Collateral Agent shall have the right to receive and retain as Collateral hereunder all dividends and other payments and distributions made upon or with respect to the Collateral and the Guarantor shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right; provided that the foregoing sentence shall not apply to Excluded Cash Distributions. All such dividends and other payments and distributions which are received by the Guarantor (except Excluded Cash Distributions) shall be received in trust for the benefit of the Secured Parties and shall be segregated from other assets of the Guarantor and shall, promptly upon the Guarantor's receipt thereof, be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsements or executed assignments in blank), together with a statement identifying the source of such Collateral and stating that it is being delivered to the Collateral Agent to be held as Collateral under this Agreement. If an Enforcement Notice directing the Collateral Agent to receive and retain Cash Distributions is given and later withdrawn pursuant to Section 17, the Collateral Agent's right to retain Cash Distributions under this Section 7 shall cease and the Collateral Agent shall pay over to the Guarantor any Cash Distributions retained by it during the continuance of such Enforcement Notice.

          SECTION 8.  Right to Vote Pledged Stock

                  Unless an Enforcement Notice directing the Collateral Agent to vote the Pledged Stock is in effect, the Guarantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Collateral Agent shall, upon receiving a written request from the Guarantor, deliver to the Guarantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which shall have been registered in the name of the Collateral Agent or its nominee pursuant to Section 6 as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent.

                  If an Enforcement Notice directing the Collateral Agent to vote the Pledged Stock is in effect, the Collateral Agent shall have the right to the extent permitted by law, and the Guarantor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof. The Collateral Agent shall have no duty to take any action under the preceding sentence unless the Collateral Agent shall have received written instructions to take such action from the Required Banks.

          SECTION 9.  General Authority

                    The Guarantor irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Guarantor, the Collateral Agent, the other Secured Parties or otherwise, for the sole use and benefit of the Collateral Agent and the other Secured Parties, but at the expense of the Guarantor, to the extent permitted by law to exercise, at any time and from time to time while an Enforcement Notice directing it to do so is in effect, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                 (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

                 (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

          provided that the Collateral Agent shall give the Guarantor at least ten Domestic Business Days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and the Guarantor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

          SECTION 10.  Remedies upon Enforcement Notice

                    Upon being instructed to do so in an Enforcement Notice, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (A) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (B) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral

          Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities a legend to the effect that such Pledged Securities has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and
          (iii) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other law or with Section 10.10(b) of the Credit Agreement. The Guarantor agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Guarantor which may be waived, and the Guarantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (x) in case of a public sale, state the time and place fixed for such sale, (y) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (z) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Upon being instructed to do so in an Enforcement Notice, the Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

          SECTION 11.  Expenses

                    (A) The Guarantor agrees that it will forthwith upon demand pay to the Collateral Agent:

                  (i) the amount of any taxes which the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon,

                 (ii) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Collateral Agent may incur in connection with the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, and

                (iii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and any other experts, which the Collateral Agent may incur in connection with (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

                  (B) Any amounts payable by the Guarantor pursuant to this Section 11 not paid on demand shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Term Domestic Loans for such day under the provisions of the Credit Agreement.

          SECTION 12.  Limitation on Duty of Collateral Agent
                     in Respect of Collateral

                    Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the

          Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith.

          SECTION 13.  Application of Proceeds

                    Upon being instructed to do so in an Enforcement Notice, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held by the Collateral Agent shall be applied by the Collateral Agent to pay the Guaranteed Obligations in the order of priorities set forth in Section 10 of the Borrower Security Agreement.

          SECTION 14.  Designation of Secured
                     Hedging Agreement Guarantees

                  (A) If at any time the Guarantor guarantees the obligations of the Borrower under any Interest Rate Hedging Agreement, the Guarantor may request the Collateral Agent to designate such guarantee as a "Secured Hedging Agreement Guarantee" for purposes of this Agreement. Such notice shall specify the proposed date of such designation and shall attach definitive copies of the relevant Interest Rate Hedging Agreement, the Guarantor's guarantee thereof and such other agreements and documents relating thereto as the Collateral Agent may reasonably request. The Collateral Agent shall designate such guarantee as a Secured Hedging Agreement Guarantee on the proposed date of designation, subject to the satisfaction of the following conditions: (i) the Agent shall have advised the Collateral Agent on the proposed date of designation that the Agent has not determined that (and has not been advised by any Bank that) any Default has occurred and is continuing on such date, (ii) immediately after giving effect to such designation, the aggregate original notional principal amount of Debt covered by all Secured Hedging Agreement Guarantees shall not exceed $100,000,000, (iii) the counterparty to the relevant Interest Rating Hedging Agreement shall have executed and delivered such instruments and agreements as the Guarantor or the Collateral Agent may reasonably request (including an agreement to the same effect as the agreements contained in Section 10.10(b) of the Credit Agreement) and (iv) the Additional Collateral Condition shall have been satisfied with respect to such designation. For purposes of this Section 14(A), the "Additional Collateral Condition" has been satisfied at any time when the Borrower has theretofore added as additional collateral for the "Secured Obligations" under (and as defined in) the Borrower Security Agreement, pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent, one or more health care facilities with an aggregate value (determined as contemplated by Section 10.08(c) of the Credit Agreement) at least equal to 20% of the aggregate notional principal amount of

          Debt covered by all Secured Hedging Agreement Guarantees (including the Secured Hedging Agreement Guarantee then being designated pursuant to this Section 14(A)). Promptly after designating such guarantee as a Secured Hedging Agreement Guarantee, the Collateral Agent shall notify the Guarantor, the Agent, the Administrative Agent, the Banks and the counterparty to the relevant Interest Rate Hedging Agreement of such designation.

                  (B) The Guarantor may from time to time, upon at least three Domestic Business Days' notice, request the Collateral Agent to withdraw the designation of the Guarantor's guarantee of an Interest Rate Hedging Agreement as a Secured Hedging Agreement Guarantee by specifying the date of the proposed withdrawal.
          Such withdrawal shall become effective when the Collateral Agent shall have received from the counterparty to the relevant Interest Rate Hedging Agreement such agreements and documents as the Collateral Agent may reasonably request to evidence such counterparty's consent to such withdrawal.

          SECTION 15.  Appointment of Co-Agents

                    At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 12 hereof and Section 7.10 of the Credit Agreement). References to the Collateral Agent in Section 11 shall be deemed to include any co-agent or separate agent appointed pursuant to this Section 15.

          SECTION 16.  Termination of Security
                     Interests; Release of Collateral

                    Upon the repayment in full of all Guaranteed
          Obligations, the expiration of all Letters of Credit issued or otherwise outstanding under the Credit Agreement, the termination of the Commitments under the Credit Agreement and the termination of all Secured Hedging Agreement Guarantees, the Security Interests shall terminate and all rights to the Collateral shall revert to the Guarantor. At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release any of the Collateral in accordance with
          Section 10.05 of the Credit Agreement. Upon any such termination of the Security Interests or any such release of any of the Collateral, the Collateral Agent will, at the expense of the

          Guarantor, execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

          SECTION 17.  Withdrawal of Enforcement Notice

                  An Enforcement Notice, once given, shall remain in effect unless and until (i) the Required Banks notify the Collateral Agent that they wish to withdraw such Enforcement Notice, (ii) no monies have been applied to pay any Guaranteed Obligations pursuant to Section 10 of the Borrower Security Agreement (except pursuant to clause first thereof) as a result of such Enforcement Notice and (iii) the Collateral Agent determines that the withdrawal of such Enforcement Notice will not result in any liability or unreimbursed loss to the Collateral Agent by reason of actions taken by it in reliance thereon.

          SECTION 18.  Reliance on Information

                  In determining whether any Enforcement Notice shall have been given or withdrawn by the Required Banks or whether any other action taken in connection with any Collateral Document has been taken by the Banks entitled to take such action, the Collateral Agent may rely upon the Administrative Agent for information as to whether the Banks taking such action constitute the Required Banks or are otherwise entitled to take such action, and the Collateral Agent shall have no liability to the Borrower or any of the Secured Parties for actions taken in reliance upon such information.

          SECTION 19.  Notices

                    All notices hereunder shall be given in accordance with
          Section 10.01 of the Credit Agreement.

          SECTION 20.  No Waiver; Non-Exclusive Remedies

                    No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right under the Credit Agreement, this Agreement or any other Collateral Document preclude any other or further exercise thereof or the exercise of any other right. The rights in the Credit Agreement, this Agreement and the other Collateral Documents are cumulative and are not exclusive of any other remedies provided by law.

          SECTION 21.  Successors and Assigns

                    This Agreement is for the benefit of the Collateral Agent and the other Secured Parties and their respective successors and assigns. In the event of an assignment of all or any of the Guaranteed Obligations, the rights hereunder, to the extent applicable to the indebtedness and other obligations so assigned, shall automatically be transferred with such indebtedness and other obligations. This Agreement shall be binding on the Guarantor and its successors and assigns.

          SECTION 22.  Changes in Writing

                    Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Collateral Agent with the consent of the Required Banks.

          SECTION 23.  New York Law

                    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

          SECTION 24.  Severability

                    If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
          (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in any such jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          SECTION 25.  Hillhaven Funding Obligations

                  (A) Grant of Security Interests. In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Guarantor hereunder, the Guarantor hereby assigns and pledges to and with the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties security interests in and to, all of the following property of the Guarantor, whether now owned or existing or hereafter acquired or arising: the Pledged Notes and the Hillhaven Funding Intercompany Accounts, and all of the Guarantor's rights and privileges with respect thereto, and all interest and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "Guarantor's Hillhaven Funding Obligations"). Contemporaneously with the execution and delivery of Amendment No. 1 hereto, the Guarantor is delivering the Guarantor's Hillhaven Funding Note to the Collateral Agent in pledge hereunder.

                  (B) Additional Representation and Warranty. The Guarantor represents and warrants as follows:

                  Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and other Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Guarantor) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated by this Agreement and the other Collateral Documents.

                  (C)  Covenants.

                  (i) File Search Reports. Within 60 days after the date of Amendment No. 1 hereto, the Guarantor will furnish to the Collateral Agent a file search report from the Department of Licensing of the State of Washington reflecting the filing of an amendment to a UCC financing statement substantially in the form of Exhibit A to said Amendment No. 1 and all prior filings of financing statements naming the Guarantor as debtor.

                 (ii) Books and Records. The Guarantor shall keep full and accurate books and records relating to the Guarantor's Hillhaven Funding Obligations and stamp or otherwise mark such books and records in such manner as the Required Banks may reasonably request in order to reflect the Security Interests.

                (iii) Sales of Collateral. The Guarantor will not sell, assign or otherwise dispose of, or grant any option with respect to, any Collateral.

                 (iv) Inspection of Collateral. The Guarantor, upon reasonable request by the Collateral Agent, will permit the Collateral Agent, at any time and from time to time during normal business hours, to inspect, audit, check and make abstracts from the Guarantor's books, records and other papers relating to the Collateral. The cost of any such inspection shall be borne by the Collateral Agent unless an Event of Default shall have occurred and be continuing at the time of such inspection, in which case the Guarantor shall pay, or reimburse the Collateral Agent for, such cost.

                  (v) Additional Information. The Guarantor will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

                 (vi) Opinions. At least ten (but not more than 30) days before the Guarantor takes any action contemplated by Section 5(B), the Guarantor shall, at its expense, cause to be delivered to the Secured Parties an opinion of counsel reasonably satisfactory to the Collateral Agent to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests for a period, specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion, against all creditors of and purchasers from the Guarantor have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   THE HILLHAVEN CORPORATION



                                 By: /s/ Robert K. Schneider
                                    Title:  Vice President and
                                            Treasurer


                                   J.P. MORGAN DELAWARE,
                                    as Collateral Agent



                                 By: /s/ Robert Henchey
                                      Title:     Vice President

                                                                 SCHEDULE I

                                                                PLEDGED STOCK
                                                                         Number     Number
                                                       Class and          of Total   of
                                   Jurisdiction of    Par Value          Shares     Certificates
          Issuer                   Incorporation      of Stock           Pledged    Pledged

          Medisave                 Delaware           Common/$100.00     10         #2
          Pharmacies, Inc.


                                                                  EXHIBIT G



          This instrument was prepared by the
          attorney described below in consultation with counsel in the State in which the Property is located and, when recorded, the recorded counterparts should be returned to:


                       [________________________]
                       Caryn R. Stafford, Esq.
                       Davis Polk & Wardwell
                       450 Lexington Avenue
                       New York, New York 10017


             ===========================================================

                      MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FINANCING STATEMENT

                            dated as of September 1, 1993

                                          by

                            FIRST HEALTHCARE CORPORATION,
                                    the Mortgagor,

                                          to

                                J.P. MORGAN DELAWARE,
                     as Collateral Agent for the Secured Parties,
                                    the Mortgagee

                                      Property:

                                 ____________________

             ===========================================================


          THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS AND SECURES OBLIGATIONS CONTAINING PROVISIONS FOR CHANGES IN INTEREST RATES. THIS INSTRUMENT ALSO SECURES FUTURE ADVANCES WHICH ARE OBLIGATORY SUBJECT TO THE PROVISIONS OF THE FINANCING DOCUMENTS.

                                  TABLE OF CONTENTS
              (Note: The Table of Contents is not part of this Mortgage)
                                                               Page


          PREAMBLE                                                       01

          RECITALS                                                       01

          GRANTING CLAUSES                                               02

          GRANTING CLAUSE I.       Land                                  02
          GRANTING CLAUSE II.      Improvements                          02
          GRANTING CLAUSE III.     Equipment                             03
          GRANTING CLAUSE IV.      Appurtenant Rights                    04
          GRANTING CLAUSE V.       Agreements                            05
          GRANTING CLAUSE VI.      Leases                                05
          GRANTING CLAUSE VII.     Rents, Issues and Profits             05
          GRANTING CLAUSE VIII.    Permits                               06
          GRANTING CLAUSE IX.      Proceeds and Awards                   06
          GRANTING CLAUSE X.       Books and Records                     06
          GRANTING CLAUSE XI       Property Proprietary Marks            06
          GRANTING CLAUSE XII.     Other Intangible Property             07
          GRANTING CLAUSE XIII.    Additional Property                   07


                                      ARTICLE I

                            DEFINITIONS AND INTERPRETATION

          SECTION    1.01  Definitions                                   09
                     1.02  Interpretation                                14
                     1.03  Resolution of Drafting Ambiguities            14


                                      ARTICLE II

                  CERTAIN WARRANTIES AND COVENANTS OF THE MORTGAGOR

          SECTION    2.01  Title                                         15
                     2.02  Secured Obligations                           15
                     2.03  Impositions                                   15
                     2.04  Legal and Insurance Requirements              15
                     2.05  Status and Care of the Property               16
                     2.06  Permitted Contests                            17
                     2.07  Liens                                         17
                     2.08  Transfer                                      18

                                     ARTICLE III

                         INSURANCE, CASUALTY AND CONDEMNATION

          SECTION     3.01 Insurance                                     18
                      3.02 Casualty and Condemnation                     19
                      3.03 Insurance Claims and Proceeds;
                             Condemnation Awards                         20
                      3.04 Major Loss; Substitution                      21


                                      ARTICLE IV

                             CERTAIN SECURED OBLIGATIONS

          SECTION 4.01     Interest After Default                        23
                      4.02 Changes in Laws Regarding Taxation            23
                      4.03 Indemnification                               23

                                      ARTICLE V

                            DEFAULTS, REMEDIES AND RIGHTS

          SECTION    5.01  Events of Default                             24
                     5.02  Remedies                                      24
                      5.03 Waivers by the Mortgagor                      29
                      5.04 Jurisdiction and Process                      29
                      5.05 Sales                                         30
                      5.06 Proceeds                                      32
                      5.07 Assignment of Leases                          33
                      5.08 Dealing With the Mortgaged Property           34
                      5.09 Right of Entry                                34
                      5.10 Right to Perform Obligations                  35
                      5.11 Concerning the Mortgagee                      35
                      5.12 Expenses                                      36

                                      ARTICLE VI

                        SECURITY AGREEMENT AND FIXTURE FILING

          SECTION    6.01  Security Agreement                            37
                     6.02  Fixture Filing                                37


                                     ARTICLE VII

                                    MISCELLANEOUS

          SECTION    7.01  Future Advances                               38
                     7.02  Release of Mortgaged Property                 39
                     7.03  Notices                                       39
                     7.04  Amendments in Writing                         39
                     7.05  Severability                                  39
                     7.06  Binding Effect                                40
                     7.07  GOVERNING LAW                                 40

          Exhibit A  -  Description of the Land

                  THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Mortgage") dated as of September 1, 1993 by FIRST HEALTHCARE CORPORATION, a Delaware corporation, having an address at 1148 Broadway Plaza, Tacoma, Washington 98402 (the "Mortgagor"), to J.P. MORGAN DELAWARE, a Delaware banking corporation, as Collateral Agent for the Secured Parties (hereinafter defined), having an address at 902 Market Street, Wilmington, New Castle County, Delaware 19801 (the "Mortgagee").

                                W I T N E S S E T H *

                                       RECITALS

                  A. Credit Agreement. Reference is hereby made to the Credit Agreement (the "Credit Agreement"), dated as of September 1, 1993, among the Mortgagor, The Hillhaven Corporation, each Bank which is or may hereafter become a party thereto, each LC Issuing Bank which is or may hereafter become a party thereto, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent.

                  B. Mortgage. The Lien of this Mortgage is being granted to secure payment, performance and observance of the following indebtedness, liabilities and obligations, whether now or hereafter owed or owing, hereinafter referred to collectively as the "Secured Obligations":

                  (i) (a) the principal of all Loans made under, and all Notes issued pursuant to, the Credit Agreement; (b) all Reimbursement Obligations arising with respect to Letters of Credit issued under the Credit Agreement; (c) all Contingent LC Obligations in respect of such Letters of Credit; (d) all other amounts payable by the Mortgagor under the Credit Agreement, this Mortgage or any other Financing Document;
             (e) all obligations of the Mortgagor (whether contingent on non-contingent) under any Secured Hedging Agreement; (f) all interest on the Secured Obligations listed in the foregoing clauses (a) to (e) inclusive (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Mortgagor, whether or not allowed or allowable as a claim in any such proceeding); and (g) all renewals and extensions of any of the foregoing; and

                 (ii) the performance and observance of each other term, covenant, agreement, obligation, requirement, condition and provision to be performed or observed by the Mortgagor under this Mortgage or any other Financing Document.


          * Capitalized terms are defined in, or by reference in, Section
          1.01.

                  [C. The maximum principal indebtedness that may be secured by this Mortgage is $360,000,000. The scheduled maturity date of the latest to mature of the Secured Obligations is September 1, 1998.]


                                   GRANTING CLAUSES

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for the purpose of securing the due and punctual payment, performance and observance of the Secured Obligations and intending to be bound hereby, the Mortgagor does hereby [GRANT, BARGAIN, SELL, CONVEY, MORTGAGE, ASSIGN, TRANSFER and WARRANT] to the Mortgagee, with power of sale and right of entry as hereinafter provided, and (to the extent covered by the Local UCC) does hereby GRANT AND WARRANT to the Mortgagee a continuing first security interest in and to all of the property and rights described in the following Granting Clauses (all of which property and rights are collectively called the "Mortgaged Property"), to wit:


          GRANTING CLAUSE I.

                  Land. The parcel or parcels of land located in _________ County, _________, more particularly described in Exhibit A (the "Land").


          GRANTING CLAUSE II.

                  Improvements. All buildings, structures, facilities and other improvements of every kind and description now or hereafter located on the Land, including all parking areas, roads, driveways, walks, fences, walls and berms; all estate, right, title and interest of the Mortgagor in, to, under or derived from: all recreation, drainage and lighting facilities and other site improvements; all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone, telecommunications and other utility equipment and facilities; all plumbing, lighting, heating, ventilating, air-conditioning, refrigerating, incinerating, compacting, fire protection and sprinkler, surveillance and security, vacuum cleaning, public address and communications equipment and systems; all kitchen and laundry appliances; all screens, awnings, floor coverings, partitions, elevators, escalators, motors, electrical, computer and other wiring, machinery, pipes, fittings and racking and shelving; and all other items of fixtures, equipment and personal property of every kind and description, in each case now or hereafter located on the Land or affixed (actually or constructively) to the Improvements which by the nature of their location thereon or affixation thereto are real property under applicable law; and including all materials intended for the construction, reconstruction, repair, replacement, alteration, addition or improvement of or to such buildings, equipment, fixtures, structures and improvements, all of which materials shall be deemed to be part of the Mortgaged Property immediately upon delivery thereof on the Land and to be part of the improvements immediately upon their incorporation therein (the foregoing being collectively called the "Improvements").

          GRANTING CLAUSE III.

                  Equipment. All estate, right, title and interest of the Mortgagor in, to, under or derived from: all fixtures, chattels and articles of personal property owned or leased by the Mortgagor or in which the Mortgagor has or shall acquire an interest, wherever situated, and now or hereafter located on or in the Land or the Improvements, whether or not affixed thereto (actually or constructively) and which are not real property under applicable law, including all beds, bureaus, chests, chairs, desks, lamps, mirrors, cabinets, lockers, bookcases, shelving, divans, couches, luggage carts, luggage racks, stools, sofas, pillows, blankets, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, potted plants, partitions, shades, blinds, curtains, drapes, draperies, carpets, rugs, furniture and furnishings, china, glassware, silverware, pots, pans, linens, stoves, refrigerators, freezers, dishwashers, food carts, cookware, garbage disposals, washers and dryers and other food services, laundry and kitchen appliances and equipment; all heating, lighting, plumbing, ventilating, air conditioning, refrigerating, gas, steam, electrical, incinerating and compacting plants, systems, fixtures and equipment, bulbs and bells; all elevators, stoves, ranges, vacuum and other cleaning systems, floor cleaning, waxing and polishing equipment, intercom, paging and call systems, switchboards, sprinkler systems and other fire prevention, alarm and extinguishing apparatus and materials; all x-ray, medical and other nursing home supplies, implements, appliances and equipment; all pictures, paintings, works of art and decorations; all pipes, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, trunks, ducts, utensils, tools, implements and fittings; and all other furniture, appliances, equipment, supplies, and tangible property of every kind and nature whatsoever owned or leased by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereinafter located upon the Land, or appurtenances thereto, or usable in connection with the present or future operation or occupancy of the Land or the Improvements, and including any of the foregoing that is temporarily removed from the Land or Improvements to be repaired and later reinstalled thereon or therein (the foregoing being collectively called the "Equipment"; and the Land with the Improvements thereon and the Equipment therein being collectively called the "Property"). If the Lien of this Mortgage is subject to a security interest covering any Property described in this GRANTING CLAUSE III, then all of the right, title and interest of the Mortgagor in and to any and all such Property is hereby assigned to the Mortgagee, together with the benefits of all deposits and payments now or hereafter made thereon by or on behalf of the Mortgagor.

          GRANTING CLAUSE IV.

                  Appurtenant Rights. All estate, right, title and interest of the Mortgagor in, to, under or derived from all tenements, hereditaments and appurtenances now or hereafter relating to the Property; the streets, roads, sidewalks and alleys abutting the Property; all strips and gores within or adjoining the Land; all land in the bed of any body of water adjacent to the Land; all land adjoining the Land created by artificial means or by accretion; all air space and rights to use air space above the Land; all development or similar rights now or hereafter appurtenant to the Land; all rights of ingress and egress now or hereafter appertaining to the Property; all easements and rights of way now or hereafter appertaining to the Property; and all royalties and other rights now or hereafter appertaining to the use and enjoyment of the Property, including alley, party walls, support, drainage, crop, timber, agricultural, horticultural, oil, gas and other mineral, water stock, riparian and other water rights.

          GRANTING CLAUSE V.

                  Agreements. All estate, right, title and interest of the Mortgagor in, to, under or derived from: all Insurance Policies (including all unearned premiums and dividends thereunder), all guarantees and warranties relating to the Property, all supply and service contracts for water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utilities now or hereafter relating to the Property, all agreements with hospitals, managed care providers, physician groups or clinics and medical associations now or hereafter relating to the use or operation of the Property, and all other contract rights now or hereafter relating to the use or operation of the Property (the foregoing being collectively called the "Agreements").

          GRANTING CLAUSE VI.

                  Leases. All estate, right, title and interest of the Mortgagor in, to, under or derived from all Leases now or hereafter in effect, whether or not of record, for the use or occupancy of all or any part of the Property.

          GRANTING CLAUSE VII.

                  Rents, Issues and Profits. All estate, right, title and interest of the Mortgagor in, to, under or derived from: all rents, royalties, issues, profits, receipts, revenue, income and other benefits now or hereafter accruing with respect to the Property, including all rents and other sums now or hereafter payable pursuant to the Leases; all other sums now or hereafter payable with respect to the use, occupancy, management, operation or control of the Property; and all other claims, rights and remedies now or hereafter belonging or accruing with respect to the Property, including fixed, additional and percentage rents, occupancy charges, security deposits, parking, maintenance, common area, tax, insurance, utility and service charges and contributions (whether collected under the Leases or otherwise), proceeds of sale of electricity, gas, heating, air-conditioning and other utilities and services (whether collected under the Leases or otherwise), and deficiency rents and liquidated damages following default or cancellation (the foregoing rents and other sums described in this Granting Clause being collectively called the "Rents"), all of which the Mortgagor hereby irrevocably directs be paid to the Mortgagee, subject to the license granted to the Mortgagor pursuant to
          Section 5.07(b), to be held, applied and disbursed as provided in this Mortgage.

          GRANTING CLAUSE VIII.

                  Permits. All estate, right, title and interest of the Mortgagor in, to, under or derived from all licenses, authorizations, certificates, variances, consents, approvals and other permits now or hereafter pertaining to the ownership, management or operation of the Property (the foregoing being collectively called the "Permits").

          GRANTING CLAUSE IX.

                  Proceeds and Awards. All estate, right, title and interest of the Mortgagor in, to, under or derived from all proceeds of any Transfer, financing, refinancing or conversion into cash or liquidated claims, whether voluntary or involuntary, of any of the Mortgaged Property, including all Insurance Proceeds, Awards and title insurance proceeds under any title insurance policy now or hereafter held by the Mortgagor, and all rights, dividends and other claims of any kind whatsoever (including damage, secured, unsecured, priority and bankruptcy claims) now or hereafter relating to any of the Mortgaged Property, all of which the Mortgagor hereby irrevocably directs be paid to the Mortgagee to the extent provided hereunder, to be held, applied and disbursed as provided in this Mortgage.

          GRANTING CLAUSE X.

                  Books and Records. All books and records (including customer and patient lists, credit files, computer print outs and other computer records) of the Mortgagor now or hereafter pertaining to the ownership, management or operation of the Property.

          GRANTING CLAUSE XI.

                  Property Proprietary Marks. All estate, right, title and interest of the Mortgagor in, to, under or derived from the trade name set forth on the cover page hereof, any trade name by which the Property is hereafter known or designated and all trademarks, service marks, logos and copyrights relating to such trade names (the foregoing being collectively called the "Property Proprietary Marks"), provided that the foregoing pledge, grant or assignment of the right to use the words "Hillhaven" or "First Healthcare" as part of any Property Proprietary Mark (i) shall not restrict the use of such words, or Property Proprietary Marks including such words, at any other facility of the Guarantor or its Subsidiaries and (ii) shall automatically cease and terminate one year after any such Property Proprietary Mark is transferred to a Person (including the Mortgagee) which acquires the Property upon any foreclosure of this Mortgage.

          GRANTING CLAUSE XII.

                  Other Intangible Property. All estate, right, title and interest of the Mortgagor in, to, under or derived from all intangible property, to the extent not described in the foregoing Granting Clauses, now or hereafter necessary to operate the Property as a going concern.

          GRANTING CLAUSE XIII.

                  Additional Property. All greater, additional or other estate, right, title and interest of the Mortgagor in, to, under or derived from the Mortgaged Property now or hereafter acquired by the Mortgagor, including all right, title and interest of the Mortgagor in, to, under or derived from all extensions, improvements, betterments, renewals, substitutions and replacements of, and additions and appurtenances to, any of the Mortgaged Property hereafter acquired by or released to the Mortgagor or constructed or located on, or affixed to, the Property, in each case, immediately upon such acquisition, release, construction, location or affixation; all estate, right, title and interest of the Mortgagor in, to, under or derived from any other property and rights which are, by the provisions of the Collateral Documents, required to be subjected to the Lien hereof; all estate, right, title and interest of the Mortgagor in, to, under or derived from any other property and rights which are necessary to maintain the Property and the Mortgagor's business or operations conducted therein as a going concern, in each case, to the fullest extent permitted by law, without any further conveyance, mortgage, assignment or other act by the Mortgagor; and all estate, right, title and interest of the Mortgagor in, to, under or derived from all other property and rights which are by any instrument or otherwise subjected to the Lien hereof by the Mortgagor.

                  EXCLUDING HOWEVER from the foregoing assignments, pledges and grants of security interests all of the Mortgagor's right, title and interest in and to any of the property described below (such property being referred to hereinafter as "Excluded Property"):

                  (i) any Agreements or Permits if, but only to the extent that, the Mortgagor is expressly prohibited under any applicable law from granting a security interest therein or any applicable law provides for the involuntary forfeiture thereof in the event a security interest is granted therein without the consent of the appropriate governmental authority, agency, body, official or instrumentality (a "Governmental Authority"), or at all;

                 (ii) any Agreements or leased Equipment if, but only to the extent that, the terms and provisions of a written agreement, document or instrument in effect on the date hereof, creating or evidencing such property or any rights relating thereto expressly prohibit the granting of a security interest therein or condition the granting of a security interest therein on the consent of a third party whose consent has not been obtained or would cause, or allow a third party to cause, the forfeiture of such property upon the granting of a security interest therein; and

                (iii) all "Receivables" pledged pursuant to the Borrower Security Agreement, all "Excluded Medicaid Receivables" and all "Retained Collection Rights" with respect to "Medicaid Receivables", "Medicare Receivables" and "VA Receivables" (as such quoted terms are defined in the Borrower Security Agreement).

                  Provided that if any prohibition or condition requiring such consent referred to in clause (i) or (ii) above relates only to the foreclosure of a security interest or the exercise of other rights or remedies upon a default but not to the granting of a security interest therein, then a security interest in such property shall be deemed to be granted by this Mortgage subject to the condition that the consent of such Governmental Authority or third party, as the case may be, is obtained prior to foreclosure or the exercise of other rights or remedies hereunder;

                  Provided further, that in the event of the termination or elimination of any prohibition or the requirement for any consent contained in any law, rule, regulation, agreement, document or instrument, to the extent sufficient to permit any Excluded Property described in clause (i) or (ii) to become Mortgaged Property hereunder, or upon the granting of any such consent or waiving or terminating any requirement for such consent, such Excluded Property, to the fullest extent permitted by law, automatically shall be deemed to be assigned and pledged to the Mortgagee and shall be included in the Mortgaged Property hereunder.

                  TO HAVE AND TO HOLD the Mortgaged Property, together with all estate, right, title and interest of the Mortgagor and anyone claiming by, through or under the Mortgagor in, to, under or derived from the Mortgaged Property and all rights and appurtenances relating thereto, to the Mortgagee, forever.

                  PROVIDED ALWAYS that this Mortgage is upon the express condition that the Mortgaged Property shall be released from the Lien of this Mortgage in full or in part in the manner and at the time provided in Section 7.02.

                  THE MORTGAGOR ADDITIONALLY COVENANTS AND AGREES WITH THE MORTGAGEE AS FOLLOWS:

                                      ARTICLE I

                            DEFINITIONS AND INTERPRETATION

                  SECTION 1.01. Definitions. (a) Capitalized terms used in this Mortgage, but not otherwise defined herein, are defined in, or are defined by reference to, the Credit Agreement and have the same meanings herein as therein.

                  (b) In addition, as used herein, the following terms have the following meanings:

                  "Agreements" is defined in Granting Clause V.

                  "Awards" means, at any time, all awards or payments
             received or receivable by reason of any Condemnation, including all amounts received or receivable with respect to any Transfer in lieu or anticipation of Condemnation or in connection with any agreement with any condemning authority which has been made in settlement of any proceeding relating to a Condemnation.

                  "Bankruptcy Code" means the Bankruptcy Code of 1978, as
             amended.

                  "Borrower Security Agreement" means the Security
             Agreement, dated as of September 1, 1993, between the Mortgagor and the Collateral Agent.

                  "Casualty" means any damage to, or destruction of, the
             Property.

                  "Collateral Account" is defined in the Borrower
             Security Agreement.

                  "Condemnation" means any condemnation or other taking
             or temporary or permanent requisition of the Property, any interest therein or right appurtenant thereto, or any change of grade affecting the Property, as the result of the exercise of any right of condemnation or eminent domain. A Transfer to a governmental authority in lieu or anticipation of Condemnation shall be deemed to be a Condemnation.

                  "Credit Agreement" is defined in the Recitals.

                  "Enforcement Notice" is defined in the Borrower Security
             Agreement.

                  "Equipment" is defined in Granting Clause III.

                  "Excluded Property" is defined in the Granting Clauses.

                  "Governmental Authority" is defined in the Granting
             Clauses.

                  "Impositions" means all taxes (including real estate
             taxes and transfer taxes), assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof), water, sewer or other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other autho-rization fees and other charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforseen, of every character (including all interest and penalties thereon), which at any time may be assessed, levied, confirmed or imposed on or in respect of, or be a Lien upon, (i) the Property, any other Mortgaged Property or any interest therein, (ii) any occupancy, use or possession of, or activity conducted on, the Property, (iii) the Rents from the Property or the use or occupancy thereof, or (iv) the Secured Obligations or the Collateral Documents, but excluding income, excess profits, franchise, capital stock, estate, inheritance, succession, gift or similar taxes of the Mortgagor or the Mortgagee or any other Secured Party, except to the extent that such taxes of the Mortgagor or the Mortgagee or any other Secured Party are imposed in whole or in part in lieu of, or as a substitute for, any taxes which are or would otherwise be Impositions.

                  "Improvements" is defined in Granting Clause II.

                  "Insurance Policies" means the insurance policies and
             coverages required to be maintained by the Mortgagor with respect to the Property pursuant to the Credit Agreement.

                  "Insurance Premiums" means all premiums payable under
             the Insurance Policies.

                  "Insurance Proceeds" means, at any time, all insurance
             proceeds (except proceeds of business interruption insurance) or payments to which the Mortgagor may be or become entitled under the Insurance Policies by reason of any Casualty plus all insurance proceeds and payments to which the Mortgagor may be or become entitled by reason of any Casualty under any other insurance policies or coverages maintained by the Mortgagor with respect to the Property.

                  "Insurance Requirements" means all provisions of the
             Insurance Policies, all requirements of the issuer of any of the Insurance Policies and all orders, rules, regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon the Mortgagor and applicable to the Property, any adjoining vaults, sidewalks, parking areas or driveways or any use or condition thereof.

                  "Land" is defined in Granting Clause I.

                  "Lease" means each lease, sublease, tenancy,
             subtenancy, license, franchise, concession or other occupancy agreement relating to the Property, together with any guarantee of the obligations of the tenant or occupant thereunder or any right to possession under any federal or state bankruptcy code in the event of the rejection of any sublease by the sublandlord thereof or its trustee pursuant to said code.

                  "Legal Requirements" means all provisions of the
             Permits (including any thereof included within the definition of Excluded Property) and all applicable laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, directions and requirements of, and agreements with, all Governmental Authorities, now or hereafter applicable to the Property, or any use or condition thereof.

                  "Local UCC" means the Uniform Commercial Code as in
             effect in the State in which the Property is located.

                  "Major Loss" means a Casualty or Condemnation     which
             renders unusable 20% or more of the then licensed beds at the Property.

                  "Mortgage" is defined in the Preamble.

                  "Mortgaged Property" is defined in the Granting
             Clauses.

                  "Mortgagee" is defined in the Preamble.

                  "Mortgagor" is defined in the Preamble.

                  "National Flood Insurance Program" means the National
             Flood Insurance Act of 1968 and the Flood Disaster
             Protection Act of 1973 (42 U.S.C. Sections 4001 et seq.).

                  "Permits" is defined in Granting Clause VIII.

                  "Permitted Disposition" means any (i) Transfer in
             connection with a Condemnation, (ii) Transfer of used, surplus or worn out Equipment in the ordinary course of business,
             (iii) easement or similar encumbrance with respect to the Property granted by the Mortgagor to any adjoining landowner or any railroad, telephone, cable television, water, sewer, utility or similar company, municipality or other governmental subdivision in the ordinary course of business or (iv) Transfer or abandonment of, or other change to, any Property Proprietary Mark.

                  "Post-Default Rate" means, with respect to any
             amount payable by the Mortgagor hereunder which is not paid when due, a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Term Domestic Loans from time to time under the provisions of the Credit Agreement.

                  "Property" is defined in Granting Clause III.

                  "Property Proprietary Mark" is defined in Granting Clause
             XI.

                  "Receiver" is defined in Section 5.02(a)(iv).

                  "Rents" is defined in Granting Clause VII.

                  "Restoration" means the restoration, repair,
             replacement or rebuilding of the Property after a Casualty or Condemnation, and "Restore" means to restore, repair, replace or rebuild the Property after a Casualty or Condemnation, in each case to a value and condition substantially the same as the value and condition immediately prior to the Casualty or Condemnation.

                  "Secured Hedging Agreement" is defined in the Borrower
             Security Agreement.

                  "Secured Obligations" is defined in the Recitals.

                  "Secured Parties" means the Collateral Agent and all
             other holders of any of the Secured Obligations (including all Persons to whom any of the Secured Obligations may be payable from time to time).

                  "Transfer" means, when used as a noun, any sale,
             conveyance, assignment, lease, or other transfer and, when used as a verb, to sell, convey, assign, lease, or otherwise transfer, in each case (i) whether voluntary or involuntary,
             (ii) whether direct or indirect and (iii) including any agreement providing for a Transfer or granting any right or option providing for a Transfer.

                  "Unavoidable Delays" means delays due to acts of God,
             fire, flood, earthquake, explosion or other Casualty, inability to procure or shortage of labor, equipment, facilities, sources of energy (including electricity, steam, gas or gasoline), materials or supplies, failure of transportation, strikes, lockouts, action of labor unions, Condemnation, litigation relating to Legal Requirements, inability to obtain Permits (including any thereof included within the definition of Excluded Property) or other causes beyond the reasonable control of the Mortgagor, provided that lack of funds shall not be deemed to be a cause beyond the control of the Mortgagor.

                  (c) In this Mortgage, unless otherwise specified, references to this Mortgage or to Leases, Permits, the Credit Agreement, Notes, Letters of Credit, the Borrower Security Agreement, any of the Financing Documents and any of the Collateral Documents include all amendments, supplements, consolidations, replacements, restatements, extensions, renewals and other modifications thereof, in whole or in part.

                  SECTION 1.02. Interpretation. In this Mortgage, unless otherwise specified, (i) singular words include the plural and plural words include the singular; (ii) words which include a number of constituent parts, things or elements, including the terms Leases, Improvements, Land, Secured Obligations, Property and Mortgaged Property, shall be construed as referring separately to each constituent part, thing or element thereof, as well as to all of such constituent parts, things or elements as a whole; (iii) words importing any gender include the other genders; (iv) references to any Person include such Person's successors and assigns and in the case of an individual, the word "successors" includes such Person's heirs, devisees, legatees, executors, administrators and personal representatives; (v) references to any statute or other law include all applicable rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, consolidating or replacing the statute or law referred to; (vi) the words "consent", "approve", "agree" and "request", and derivations thereof or words of similar import, mean the prior written consent, approval, agreement or request of the Person in question; (vii) the words "include" and "including", and words of similar import, shall be deemed to be followed by the words "without limitation";
          (viii) the words "hereto", "herein", "hereof" and "hereunder", and words of similar import, refer to this Mortgage in its entirety; (ix) references to Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are to the Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses of this Mortgage; (x) the Schedules and Exhibits to this Mortgage are incorporated herein by reference; (xi) the titles and headings of Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are inserted as a matter of convenience and shall not affect the construction of this Mortgage; (xii) all obligations of the Mortgagor hereunder shall be satisfied by the Mortgagor at the Mortgagor's sole cost and expense; and (xiii) all rights and powers granted to the Mortgagee hereunder shall be deemed to be coupled with an interest and be irrevocable.

                  SECTION 1.03. Resolution of Drafting Ambiguities. The Mortgagor acknowledges that it was represented by counsel in connection with this Mortgage, that it and its counsel reviewed and participated in the preparation and negotiation of this Mortgage and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party or the Mortgagee shall not be employed in the interpretation of this Mortgage.

                                      ARTICLE II

                  CERTAIN WARRANTIES AND COVENANTS OF THE MORTGAGOR

                  SECTION 2.01. Title. (a) The Mortgagor warrants that, as of the date hereof, (i) the Mortgagor has good and marketable title to the fee simple interest in the Land and the Improvements thereon, (ii) the Mortgagor is the owner of, or has a valid leasehold interest in, the Equipment and all other items constituting the Mortgaged Property, and (iii) this Mortgage constitutes a valid, binding and enforceable first Lien on the Mortgaged Property, in each case subject only to Permitted Encumbrances with respect thereto.

                  (b) The Mortgagor shall forever preserve, protect, warrant and defend (A) the validity, enforceability and priority of the Lien of this Mortgage on the Mortgaged Property, and (B) the right, title and interest of the Mortgagee and any purchaser at any sale of the Mortgaged Property hereunder or relating hereto, in each case against all other Liens and claims whatsoever, subject only to Permitted Encumbrances existing as of the date hereof.

                  SECTION 2.02. Secured Obligations. The Mortgagor shall duly and punctually pay, perform and observe the Secured Obligations in accordance with the terms and provisions of the Financing Documents.

                  SECTION 2.03. Impositions. The Mortgagor shall (i) subject to Section 2.06, duly and punctually pay all Impositions prior to the delinquency date thereof; (ii) subject to Section 2.06, duly and punctually file all returns and other statements required to be filed with respect to any Imposition prior to the delinquency date thereof; and (iii) promptly notify the Mortgagee of the receipt by the Mortgagor of any notice of default in the payment of any Imposition or in the filing of any return or other statement relating to any Imposition and simultaneously furnish to the Mortgagee a copy of such notice of default.

                  SECTION 2.04.  Legal and Insurance Requirements.  (a)
          The Mortgagor represents and warrants that (i) as of the date hereof, the Property and the use and operation thereof comply with all Legal Requirements and Insurance Requirements, (ii) there is no default under any Legal Requirement or Insurance Requirement, and (iii) the execution, delivery and performance of this Mortgage will not contravene any provision of or constitute a default under any Legal Requirement or Insurance Requirement, except where failures to comply therewith or defaults thereunder could not, in the aggregate, reasonably be expected to have a material adverse effect on the use or operation of the Property.

                  (b) The Mortgagor shall (i) duly and punctually comply with all Legal Requirements and Insurance Requirements other than Legal Requirements and Insurance Requirements (x) the validity or applicability of which are being contested pursuant to Section 2.06, or (y) which the failure to comply with could not reasonably be expected to have a material adverse effect on the operations conducted at the Property; (ii) procure, maintain and duly and punctually comply with all Permits required for any construction, reconstruction, repair, alteration, addition, improvement, maintenance, management, use and operation of the Property as conducted from time to time other than Permits (x) the necessity of which are being contested pursuant to Section
          2.06 or (y) which the failure to obtain could not reasonably be expected to have a material adverse effect on the use or the operation of the Property as then conducted; (iii) promptly notify the Mortgagee of the receipt by the Mortgagor of any notice of default regarding any Legal Requirement, Insurance Requirement or Permit or any possible or actual termination of any Permit or Insurance Policy and furnish to the Mortgagee a copy of such notice of default or termination, except where the failure to comply therewith or the termination thereof could not reasonably be expected to have a material adverse effect on the use or operation of the Property as then conducted; and (iv) promptly after obtaining knowledge thereof notify the Mortgagee of any condition which, with or without the giving of notice or the passage of time or both, would constitute a default regarding any Legal Requirement or Insurance Requirement or a termination of any Permit or Insurance Policy and the action being taken to remedy such condition, except where the failure to comply therewith or the termination thereof could not reasonably be expected to have a material adverse effect on the use or operation of the Property as then conducted.

                  SECTION 2.05. Status and Care of the Property. (a) The Mortgagor represents and warrants that (i) the Property is served by all necessary water, sanitary and storm sewer, drainage, electric, steam, gas, telephone and other utility facilities sufficient to serve the current use and operation of the Property; (ii) the Property has legal access to all streets or roads necessary for the current use and operation of the Property; and (iii) the Property is not located in an area designated as "flood prone" (as defined under the regulations adopted under the National Flood Insurance Program), or to the extent the Property is located in an area designated as "flood prone", the Mortgagor maintains in full force and effect flood insurance under the National Flood Insurance Program to the extent and in the amounts required by applicable law.

                  (b) The Mortgagor shall (i) not cause or permit the Property to be wasted or become in disrepair; (ii) use and operate the Property, or cause the same to be used and operated, for substantially the same uses and purposes as they are used and operated as of the date hereof, except for changes in use made in the ordinary course of business, including expansion onto vacant portions of the Land of the current use; and (iii) promptly make, or cause to be made, all repairs, replacements, alterations, additions and improvements of and to the Property, whether interior or exterior, structural or nonstructural, foreseen or unforseen, which may be necessary or appropriate to keep the Property in good order, repair and condition, subject, however, in the case of Restorations, to the right of the Mortgagor pursuant to Section 3.04(b) to elect not to Restore following a Major Loss.

                  SECTION 2.06. Permitted Contests. The Mortgagor may contest, by appropriate proceedings conducted in good faith and with due diligence, any Legal Requirement, any Insurance Requirement or any Imposition, provided that (i) no Mortgaged Property or interest therein is in danger of being sold, forfeited or lost, or the priority of the Lien of the Mortgagee is not at risk, as a result of such contest or proceedings;
          (ii) in the case of any Legal Requirement, the Mortgagee and the other Secured Parties are not in danger of any criminal or material civil penalty or any other liability for failure to comply therewith and no Mortgaged Property or interest therein is subject to the imposition of any Lien as a result of such failure which is not properly contested pursuant to this Section; and
          (iii) in the case of any Insurance Requirement, no Insurance Policy or coverage is in danger of being forfeited or lost as a result of such contest or proceedings, unless replaced; and provided further that the Mortgagor establishes any reserve or other appropriate provision required with respect to such contest under generally accepted accounting principles consistently applied.

                  SECTION 2.07. Liens. The Mortgagor shall not create or permit to be created or to remain, and shall immediately discharge or cause to be discharged, any Lien on the Mortgaged Property or any interest therein, in each case (i) whether voluntarily or involuntarily created, (ii) whether directly or indirectly a Lien thereon and (iii) whether subordinated hereto, except Permitted Liens. The provisions of this Section shall apply to each and every Lien (other than Permitted Liens) on the

          Mortgaged Property or any interest therein, regardless of whether a consent to, or waiver of a right to consent to, any other Lien thereon has been previously obtained in accordance with the terms of the Financing Documents.

                  SECTION 2.08. Transfer. The Mortgagor shall not Transfer, or suffer any Transfer of, the Mortgaged Property or any part thereof or interest therein, except Permitted Dispositions. The provisions of this Section shall apply to each and every Transfer of the Mortgaged Property or any interest therein, regardless of whether a consent to, or waiver of a right to consent to, any other Transfer thereof has been previously obtained in accordance with the terms of the Financing Documents.

                                     ARTICLE III

                         INSURANCE, CASUALTY AND CONDEMNATION

                  SECTION 3.01. Insurance. (a) The Mortgagor shall maintain in full force and effect Insurance Policies with respect to the Property as required by the Credit Agreement.
          The physical damage insurance maintained with respect to the Property shall (i) bear the New York standard non-contributory mortgagee endorsement (or the equivalent thereto) in favor of the Mortgagee as Collateral Agent and (ii) provide that all property losses insured against shall be adjusted by the Mortgagor, subject to the Mortgagee's rights pursuant to Section 3.03(a). The public liability insurance maintained with respect to the Property shall name the Mortgagee and the other Secured Parties as additional insureds. All insurance maintained by the Mortgagor with respect to the Property shall provide that no cancellation or material change thereof shall be effective until at least 30 days after receipt by the Mortgagee of written notice thereof; and all losses shall be payable notwithstanding any foreclosure or other action or proceeding taken pursuant to this Mortgage.

                  (b) The Mortgagor shall furnish to the Mortgagee from time to time not later than 15 days prior to the expiration date of each policy required to be maintained by the Mortgagor hereunder, an insurance certificate or certificates executed by the insurer or its authorized agent with respect to the new or extended policy. If the Mortgagor fails to maintain the Insurance Policies required to be maintained under this Section, the Mortgagee shall have the right to obtain such Insurance Policies and pay the premiums therefor. If the Mortgagee obtains such Insurance Policies or pays the premiums therefor, upon demand, the Mortgagor shall reimburse the Mortgagee for its expenses in connection therewith, together with interest thereon, pursuant to Section 4.01.

                  (c) The Mortgagor may effect such coverage under subsection (a) of this Section under blanket insurance policies covering other properties of the Guarantor and its Subsidiaries, provided that (i) any such blanket insurance policy shall specify therein, or the insurer under such policy shall certify to the Mortgagee, (A) the maximum amount of the total insurance afforded by the blanket policy allocated to the Property, and (B) any sublimits in such blanket policy applicable to the Property, which sublimits shall not be less than the amounts required pursuant to this Section; (ii) any such blanket insurance policy shall comply in all respects with the other provisions of this Section; and (iii) the protection afforded under any such blanket insurance policy shall be no less than that which would have been afforded under a separate policy relating only to the Property.

                  (d) The Mortgagor shall not maintain additional or separate insurance concurrent in form or contributing in the event of loss with the insurance required under this Section, unless (i) the policies providing such additional or separate insurance are submitted to the Mortgagee for its approval; (ii) the insurers under such policies and the terms thereof are approved by the Mortgagee, which approval shall not be unreasonably withheld; and (iii) the Mortgagee and the other Secured Parties are included in such policies as loss payees or additional insureds.

                  SECTION 3.02. Casualty and Condemnation. (a) The Mortgagor represents and warrants that, as of the date hereof,
          (i) there is no Casualty or Condemnation, (ii) there are no negotiations or proceedings which might result in a Condemnation and (iii) to the knowledge of the Mortgagor, no Condemnation is proposed or threatened.

                  (b) If any Casualty occurs, the Mortgagor shall immediately take such action as may be necessary or appropriate to preserve the undamaged portion of the Property and to protect against personal injury or property damage.

                  (c) If any Casualty or Condemnation occurs and the Mortgagor elects to Restore, upon such election, the Mortgagor shall promptly commence and diligently pursue to completion the Restoration of such Property, subject to Unavoidable Delays, whether or not the Insurance Proceeds or Awards with respect to such Casualty or Condemnation are available to the Mortgagor to pay the cost of Restoration or are sufficient for such purpose; provided that (i) any such Restoration shall be effected with due diligence, in a good and workmanlike manner, in compliance with all applicable Legal Requirements and Insurance Requirements;
          (ii) any such Restoration shall be conducted under the supervision of an architect or engineer if customary for such Restoration (iii) any such Restoration shall be located wholly on the Land and, unless consented to by the Mortgagee and by the owner of the adjacent property, shall be independent of and not connected with improvements located on adjacent property; (iv) each such Restoration shall be promptly and fully paid for by the Mortgagor except to the extent that any such payment is being contested in good faith; and (vi) the Mortgagor shall procure prior to the commencement of any such Restoration, and maintain throughout the continuation of the work involved, such insurance and performance and payment bonds as are customary for the type of construction and work involved.

                  SECTION 3.03. Insurance Claims and Proceeds; Condemnation Awards. (a) If any Casualty occurs, (i) the Mortgagor shall promptly make proof of loss under the applicable Insurance Policies and diligently pursue to conclusion its claim for the Insurance Proceeds payable thereunder and any suit, action or other proceeding necessary or appropriate to obtain payment of such Insurance Proceeds and (ii) all such Insurance Proceeds shall be paid to the Mortgagee for deposit in the Collateral Account to be held, applied and disbursed in accordance with the Borrower Security Agreement. Until so deposited, any Insurance Proceeds received by the Mortgagor shall be held in trust by the Mortgagor for and as the property of the Mortgagee and the other Secured Parties and shall not be commingled with any other funds or property of the Mortgagor.

                  (b) If any Condemnation occurs, or if any negotiation or proceeding is commenced which might result in a Condemnation, or if any Condemnation is proposed or threatened, the Mortgagor shall, promptly after receiving notice or obtaining knowledge thereof, do all things deemed necessary or appropriate by the Mortgagor to preserve the Mortgagor's interest in such Property and promptly make claim for the Awards payable with respect thereto and diligently pursue to conclusion such claim for such Awards and any suit, action or other proceeding necessary or appropriate to obtain payment thereof. All Awards with respect to any Condemnation shall be paid to the Collateral Agent for deposit in the Collateral Account to be held, applied and disbursed in accordance with the Borrower Security Agreement. Until so deposited, any such Awards received by the Mortgagor shall be held in trust by the Mortgagor for and as the property of the Mortgagee and the other Secured Parties and shall not be commingled with any other funds or property of the Mortgagor.

                  SECTION 3.04. Major Loss; Substitution. (a) If a Casualty or Condemnation that constitutes a Major Loss occurs, or if any negotiation or proceeding is commenced which might result in a Condemnation that would constitute a Major Loss, or if any Condemnation is proposed or threatened which might result in a Major Loss, the Mortgagor shall promptly after receiving notice or obtaining knowledge thereof give notice thereof to the Mortgagee, describing in detail reasonably satisfactory to the Mortgagee the nature and extent of such Casualty or Condemnation (or such negotiation, proceeding or proposed or threatened Condemnation) and the effect (or possible effect) of such Casualty or such actual, proposed or threatened Condemnation on the operations of the Mortgagor at the Property.

                  (b) Within 90 days after a Casualty or Condemnation which constitutes a Major Loss occurs, a Financial Officer of the Mortgagor shall notify the Mortgagee (i) whether the Property can and will be Restored and (ii) whether such Financial Officer reasonably and in good faith expects that at least 90% of the licensed beds available for use at the Property immediately prior to such Casualty or Condemnation will be usable in the Mortgagor's operations at the Property within 150 days after such Casualty or Condemnation.

                  (c) Within 150 days after a Casualty or Condemnation which constitutes a Major Loss occurs, the Mortgagor shall substitute one or more Additional Properties for the Property in the manner specified in Section 10.08 of the Credit Agreement; provided that no such substitution shall be required if:

                  (i) the notice given by a Financial Officer of the Mortgagor to the Mortgagee pursuant to Section 3.04(b) indicates that the Property can and will be Restored and that such Financial Officer reasonably and in good faith expects that at least 90% of the licensed beds available for use at the Property immediately prior to such Casualty or Condemnation will be usable in the Mortgagor's operations at the Property within 150 days after such Casualty or Condemnation;

                 (ii) a Financial Officer of the Mortgagor notifies the Mortgagee in good faith within 150 days after such Casualty or Condemnation that at least 90% of the licensed beds available for use at the Property immediately prior to such Casualty or Condemnation are then usable in the Mortgagor's operations at the Property; and

                (iii) a Financial Officer of the Mortgagor notifies the Mortgagee in good faith within 18 months after such Casualty or Condemnation that the Property has been Restored.

          If a Financial Officer of the Mortgagor shall not have given notice to the Mortgagee to the effect set forth in clause (ii) or
          (iii) above on or before the last day of the period prescribed therein, the Mortgagor shall substitute one or more Additional Properties for the Mortgaged Property in the manner specified in
          Section 10.08 of the Credit Agreement within 60 days after the last day of such period.

                                      ARTICLE IV

                             CERTAIN SECURED OBLIGATIONS

                  SECTION 4.01. Interest After Default. If, pursuant to the terms of this Mortgage, the Mortgagee shall make any payment on behalf of the Mortgagor (including any payment made by the Mortgagee pursuant to Section 5.10), or shall incur hereunder any expense for which the Mortgagee is entitled to reimbursement pursuant to the terms of the Financing Documents, such Secured Obligation shall be payable on demand and any amounts not paid on demand shall bear interest, payable on demand, for each day until paid at the Post-Default Rate for such day. Such interest, and any other interest on the Secured Obligations payable at the Post-Default Rate pursuant to the terms of the Financing Documents, shall accrue through the date paid notwithstanding any intervening judgment of foreclosure or sale. All such interest shall be part of the Secured Obligations and shall be secured by this Mortgage.

                  SECTION 4.02. Changes in the Laws Regarding Taxation. If, after the date hereof, there shall be enacted any applicable law deducting from the value of the Property for the purpose of taxation the Lien of any Collateral Document or changing in any way the applicable law for the taxation of mortgages, deeds of trust or other Liens or obligations secured thereby, or the manner of collection of such taxes, so as to adversely affect this Mortgage, the Secured Obligations or any Secured Party, upon demand by the Mortgagee or any other affected Secured Party, the Mortgagor shall pay all taxes, assessments or other charges resulting therefrom or shall reimburse such Secured Party for all such taxes, assessments or other charges which such Secured Party is obligated to pay as a result thereof.

                  SECTION 4.03. Indemnification. The Mortgagor shall protect, indemnify and defend each of the Mortgagee and the other Secured Parties from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever (including reasonable attorneys' fees and expenses) which may be imposed on, incurred by or asserted against any Secured Party by reason or on account of, or in connection with (a) the Mortgagee's exercise of any of its rights and remedies hereunder;
          (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, street or ways; (c) any failure on the part of the Mortgagor to perform or comply with any of the terms of this Mortgage; (d) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; or (e) any other conduct or misconduct of the Mortgagor, any lessee of any of the Mortgaged Property, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees; provided, however, that any claims caused by the willful misconduct or gross negligence of any Secured Party as determined by a court of competent jurisdiction shall be excluded from the foregoing indemnification of such Secured Party. Any amount payable under this Section will be deemed a demand obligation and will bear interest pursuant to
          Section 4.01. The obligations of the Mortgagor under this Section shall survive the termination of this Mortgage.

                                      ARTICLE V

                            DEFAULTS, REMEDIES AND RIGHTS

                  SECTION 5.01. Events of Default. Any Event of Default under the Credit Agreement shall constitute an Event of Default hereunder. All notice and cure periods provided in the Credit Agreement and the other Financing Documents shall run concurrently with any notice or cure periods provided under applicable law.

                  SECTION 5.02. Remedies. (a) Upon being instructed to do so in an Enforcement Notice, the Mortgagee shall have the right and power to exercise any of the following remedies and rights, subject to mandatory provisions of applicable law, to wit:

                  (i) to institute a proceeding or proceedings, by advertisement, judicial process or otherwise as provided under applicable law, for the complete or partial foreclosure of this Mortgage or the complete or partial sale of the Mortgaged Property under the power of sale hereunder or under any applicable provision of law; or

                 (ii) to sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of the Mortgagor therein and thereto, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real or personal property, at such time and place and upon such terms as the Mortgagee may deem expedient or as may be required under applicable law, and in the event of a sale hereunder or under any applicable provision of law of less than all of the Mortgaged Property, this Mortgage shall continue as a Lien on the remaining Mortgaged Property; or

                (iii) to institute a suit, action or proceeding for the specific performance of any of the provisions of this Mortgage; or

                 (iv) to be entitled to the appointment of a receiver, supervisor, trustee, liquidator, conservator or other custodian (a "Receiver") of the Mortgaged Property, without notice to Mortgagor, to the fullest extent permitted by law, as a matter of right and without regard to, or the necessity to disprove, the adequacy of the security for the Secured Obligations or the solvency of the Mortgagor or any other Obligor, and the Mortgagor hereby, to the fullest extent permitted by applicable law, irrevocably waives such necessity and consents to such appointment, without notice, said appointee to be vested with the fullest powers permitted under applicable law, including to the extent permitted under applicable law those under clause (v) of this subsection (a); or

                  (v) to enter upon the Property, by the Mortgagee or a Receiver (whichever is the Person exercising the rights under this clause), and, to the extent permitted by applicable law, exclude the Mortgagor and its managers, employees, contractors, agents and other representatives therefrom in accordance with applicable law, without liability for trespass, damages or otherwise, and take possession of all other Mortgaged Property and all books, records and accounts relating thereto, and upon demand the Mortgagor shall surrender possession of the Property, the other Mortgaged Property and such books, records and accounts to the Person exercising the rights under this clause; and having and holding the same, the Person exercising the rights under this clause may use, operate, manage, preserve, control and otherwise deal therewith and conduct the business thereof, either personally or by its managers, employees, contractors, agents or other representatives, without interference from the Mortgagor or its managers, employees, contractors, agents and other representatives; and, upon each such entry and from time to time thereafter, at the expense of the Mortgagor and the Mortgaged Property, without interference by the Mortgagor or its managers, employees, contractors, agents and other representatives, the Person exercising the rights under this clause may, as such Person deems expedient, (A) insure or reinsure the Property, (B) make all necessary or proper repairs, renewals, replacements, alterations, additions, Restorations, betterments and improvements to the Property and (C) in such Person's own name or, at the option of such Person, in the Mortgagor's name, exercise all rights, powers and privileges of the Mortgagor with respect to the Mortgaged Property, including the right to enter into Leases with respect to the Property, including Leases extending beyond the time of possession by the Person exercising the rights under this clause; and the Person exercising the rights under this clause shall not be liable to account for any action taken hereunder, other than for Rents actually received by such Person, and shall not be liable for any loss sustained by the Mortgagor resulting from any failure to let the Property or from any other act or omission of such Person, except to the extent such loss is caused by such Person's own willful misconduct or gross negligence; or

                 (vi) with or, to the fullest extent permitted by applicable law, without entry upon the Property, in the name of the Mortgagee or a Receiver as required by law (whichever is the Person exercising the rights under this clause) or, at such Person's option, in the name of the Mortgagor, to collect, receive, sue for and recover all Rents and proceeds of or derived from the Mortgaged Property, and after deducting therefrom all costs, expenses and liabilities of every character incurred by the Person exercising the rights under this clause in collecting the same and in using, operating, managing, preserving and controlling the Mortgaged Property and otherwise in exercising the rights under clause
             (v) of this subsection (a) or any other rights hereunder, including all amounts necessary to pay Impositions, Rents, Insurance Premiums and other costs, expenses and liabilities relating to the Property, as well as reasonable compensation for the services of such Person and its managers, employees, contractors, agents or other representatives, to apply the remainder as provided in Section 5.06; or

                (vii) to take any action with respect to any Mortgaged Property permitted under the Local UCC; or

               (viii) to take any other action, or pursue any other remedy or right, as the Mortgagee may have under applicable law, and the Mortgagor does hereby grant the same to the Mortgagee.

                  (b)  To the fullest extent permitted by applicable law,

                  (i) each remedy or right hereunder shall be in addition to, and not exclusive or in limitation of, any other remedy or right hereunder, under any other Financing Document or under applicable law;

                 (ii) every remedy or right hereunder, under any other Financing Document or under applicable law may be exercised concurrently or independently and whenever and as often as deemed appropriate by the Mortgagee;

                (iii) no failure to exercise or delay in exercising any remedy or right hereunder, under any other Financing
             Document or under applicable law shall be construed as a waiver of any Default or other occurrence hereunder or under any other Financing Document;

                 (iv) no waiver of, failure to exercise or delay in exercising any remedy or right hereunder, under any other Financing Document or under applicable law upon any Default or other occurrence hereunder or under any other Financing Document shall be construed as a waiver of, or otherwise limit the exercise of, such remedy or right upon any other or subsequent Default or other or subsequent occurrence hereunder or under any other Financing Document;

                  (v) no single or partial exercise of any remedy or right hereunder, under any other Financing Document or under applicable law upon any Default or other occurrence hereunder or under any other Financing Document shall preclude or otherwise limit the exercise of any other remedy or right hereunder, under any other Financing Document or under applicable law upon such Default or occurrence or upon any other or subsequent Default or other or subsequent occurrence hereunder or under any other Financing Document;

                 (vi) the acceptance by the Mortgagee or any other Secured Party of any payment less than the amount of the Secured Obligation in question shall be deemed to be an acceptance on account only and shall not be construed as a waiver of any Default hereunder or under any other Financing Document with respect thereto; and

                  (vii) the acceptance by the Mortgagee or any other
             Secured Party of any payment of, or on account of, any Secured Obligation shall not be deemed to be a waiver of any Default or other occurrence hereunder or under any other Financing Document with respect to any other Secured Obligation.

                 (c) If the Mortgagee has proceeded to enforce any remedy or right hereunder or with respect hereto by foreclosure, sale, entry or otherwise, it may compromise, discontinue or abandon such proceeding for any reason without notice to the Mortgagor or any other Person (except other Secured Parties to the extent required by the other Financing Documents); and, if any such proceeding shall be discontinued, abandoned or determined adversely for any reason, the Mortgagor and the Mortgagee shall retain and be restored to their former positions and rights hereunder with respect to the Mortgaged Property, subject to the Lien hereof except to the extent any such adverse determination specifically provides to the contrary.

                  (d)  For the purpose of carrying out any provisions of
          Section 5.02(a)(v), 5.02(a)(vi), 5.05, 5.07, 5.10 or 6.01 or any
          other provision hereunder authorizing the Mortgagee or any other Person to perform any action on behalf of the Mortgagor, the Mortgagor hereby irrevocably appoints the Mortgagee or a Receiver appointed pursuant to Section 5.02(a)(iv) or such other Person as the attorney-in-fact of the Mortgagor (with a power to substitute any other Person in its place as such attorney-in-fact) to act in the name of the Mortgagor or, at the option of the Person appointed to act under this subsection, in such Person's own name, to take the action authorized under Section 5.02(a)(v), 5.02(a)(vi), 5.05, 5.07, 5.10 or 6.01 or such other provision, and to execute, acknowledge and deliver any document in connection therewith or to take any other action incidental thereto as the Person appointed to act under this subsection shall deem appropriate in its discretion; and the Mortgagor hereby irrevocably authorizes and directs any other Person to rely and act on behalf of the foregoing appointment and a certificate of the Person appointed to act under this subsection that such Person is authorized to act under this subsection.

                  SECTION 5.03. Waivers by the Mortgagor. To the fullest extent permitted under applicable law, the Mortgagor shall not assert, and hereby irrevocably waives, any right or defense the Mortgagor may have under any statute or rule of law or equity now or hereafter in effect relating to (i) appraisement, valuation, homestead exemption, extension, moratorium, stay, statute of limitations, redemption, marshalling of the Mortgaged Property or the other assets of the Mortgagor, sale of the Mortgaged Property in any order or notice of deficiency or intention to accelerate any Secured Obligation; (ii) impairment of any right of subrogation or reimbursement; (iii) any requirement that at any time any action must be taken against any other Person, any portion of the Mortgaged Property or any other asset of the Mortgagor or any other Person; (iv) any provision barring or limiting the right of the Mortgagee to sell any Mortgaged Property after any other sale of any other Mortgaged Property or any other action against the Mortgagor or any other Person; (v) any provision barring or limiting the recovery by the Mortgagee of a deficiency after any sale of the Mortgaged Property; (vi) any other provision of applicable law which might defeat, limit or adversely affect any right or remedy of the Mortgagee or any other Secured Party under or with respect to this Mortgage or any other Collateral Document as it relates to any Mortgaged Property; or (vii) the right of the Mortgagee as Collateral Agent to foreclose this Mortgage in its own name on behalf of all of the Secured Parties by judicial action as the real party in interest without the necessity of joining any other Secured Party.

                  SECTION 5.04. Jurisdiction and Process. (a) To the extent permitted under applicable law, in any suit, action or proceeding arising out of or relating to this Mortgage or any other Collateral Document as it relates to any Mortgaged Property, the Mortgagor irrevocably consents to the non-exclusive jurisdiction of any state or federal court sitting in the State in which the Property is located and irrevocably waives any defense or objection which it may now or hereafter have to the jurisdiction of such court or the venue of such court or the convenience of such court as the forum for any such suit, action or proceeding.

                  (b) Nothing in this Section shall affect the right of the Mortgagee to bring any suit, action or proceeding arising out of or relating to this Mortgage or any other Collateral Document in any court having jurisdiction under the provisions of any other Collateral Document or applicable law or to serve any process, notice of sale or other notice in any manner permitted by any other Collateral Document or applicable law.

                  SECTION 5.05. Sales. Except as otherwise provided herein, to the fullest extent permitted under applicable law, at the election of the Mortgagee, the following provisions shall apply to any sale of the Mortgaged Property hereunder, whether made pursuant to the power of sale hereunder, any judicial proceeding or any judgment or decree of foreclosure or sale or otherwise:

                  (a) The Mortgagee or the court officer (whichever is the Person conducting any sale) may conduct any number of sales from time to time. The power of sale hereunder or with respect hereto shall not be exhausted by any sale as to any part or parcel of the Mortgaged Property which is not sold, unless and until the Secured Obligations shall have been paid in full, and shall not be exhausted or impaired by any sale which is not completed or is defective. Any sale may be as a whole or in part or parcels and, as provided in
             Section 5.03, the Mortgagor has waived its right to direct the order in which the Mortgaged Property or any part or parcel thereof is sold.

                  (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

                  (c) After each sale, the Person conducting such sale shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of the Mortgagor in and to the Mortgaged Property sold and shall receive the proceeds of such sale and apply the same as provided in Section 5.06. The Mortgagor hereby irrevocably appoints the Person conducting such sale as the attorney-in-fact of the Mortgagor (with full power to substitute any other Person in its place as such attorney-in-fact) to act in the name of the Mortgagor or, at the option of the Person conducting such sale, in such Person's own name, to make without warranty by such Person any conveyance, assignment, transfer or delivery of the Mortgaged Property sold, and to execute, acknowledge and deliver any instrument of conveyance, assignment, transfer or delivery or other document in connection therewith or to take any other action incidental thereto, as the Person conducting such sale shall deem appropriate in its discretion; and the Mortgagor hereby irrevocably authorizes and directs any other Person to rely and act upon the foregoing appointment and a certificate of the Person conducting such sale that such Person is authorized to act hereunder. Nevertheless, upon the request of such attorney-in-fact the Mortgagor shall promptly execute, acknowledge and deliver any documentation which such attorney-in-fact may require for the purpose of ratifying, confirming or effectuating the powers granted hereby or any such conveyance, assignment, Transfer or delivery by such attorney-in-fact.

                  (d) Any statement of fact or other recital made in any instrument referred to in Section 5.05(c) given by the Person conducting any sale as to the nonpayment of any Secured Obligation, the amount of the Secured Obligations due and payable, the request to the Mortgagee to sell, the notice of the time, place and terms of sale and of the Mortgaged Property to be sold having been duly given, the refusal, failure or inability of the Mortgagee to act, the appointment of any substitute or successor agent, any other act or thing having been duly done by the Mortgagor, the Mortgagee or any other such Person, shall be taken as conclusive and binding against all other Persons as evidence of the truth of the facts so stated or recited.

                  (e) The receipt by the Person conducting any sale of the purchase money paid at such sale shall be sufficient discharge therefor to any purchaser of any Mortgaged Property sold, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price or any part thereof upon or for any trust or purpose of this Mortgage or, in any manner whatsoever, be answerable for any loss, misapplication or nonapplication of any such purchase money or be bound to inquire as to the authorization, necessity, expediency or regularity of such sale.

                  (f) Subject to mandatory provisions of applicable law, any sale shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the Mortgaged Property sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and any and all Persons claiming such Mortgaged Property or any interest therein by, through or under the Mortgagor.

                  (g) At any sale, the Mortgagee may bid for and acquire the Mortgaged Property sold and, in lieu of paying cash therefor, may make settlement for the purchase price by causing the Secured Parties to credit against the Secured Obligations, including the expenses of the sale and the cost of any enforcement proceeding hereunder, the amount of the bid made therefor to the extent necessary to satisfy such bid.

                  (h) If the Mortgagor or any Person claiming by, through or under the Mortgagor shall transfer or fail to surrender possession of the Mortgaged Property, after the exercise by the Mortgagee of the Mortgagee's remedies under
             Section 5.02(a)(v) or after any sale of the Mortgaged Property pursuant hereto, then the Mortgagor or such Person shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of summary process for possession of land, or subject to any other right or remedy available hereunder or under applicable law.

                  (i) Upon any sale, it shall not be necessary for the Person conducting such sale to have any Mortgaged Property being sold present or constructively in its possession.

                  (j) If a sale hereunder shall be commenced by the Mortgagee, the Mortgagee may at any time before the sale abandon the sale, and may institute suit for the collection of the Secured Obligations or for the foreclosure of this Mortgage; or if the Mortgagee shall institute a suit for collection of the Secured Obligations or the foreclosure of this Mortgage, the Mortgagee may at any time before the entry of final judgment in said suit dismiss the same and sell the Mortgaged Property in accordance with the provisions of this Mortgage.

                  SECTION 5.06. Proceeds. Except as otherwise provided herein or required under applicable law, upon being instructed to do so in an Enforcement Notice, the proceeds of any sale of the Mortgaged Property hereunder, whether made pursuant to the power of sale hereunder, any judicial proceeding or any judgment or decree of foreclosure or sale or otherwise, shall be applied and paid as follows:

                  (a) First: to the payment of all expenses of such sale, including compensation for the Person conducting such sale (which may include the Mortgagee), the cost of title searches, foreclosure certificates and attorneys' fees and expenses incurred by such Person, together with interest on any such expenses paid by such Person at the Post-Default Rate from the date of demand through the date repaid to such Person;

                  (b) Second: to the payment of the expenses and other amounts payable under Sections 4.02 and 5.10, if any;

                  (c) Third: to the payment of the other Secured Obligations in the order and priority set forth in Section 10 of the Borrower Security Agreement, until all Secured Obligations shall have been paid in full; and

                  (d) Fourth: to pay to the Mortgagor or its successors and assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

                  SECTION 5.07. Assignment of Leases. (a) Subject to paragraph (d) below, the assignments of the Leases and the Rents under Granting Clauses VI and VII are and shall be present, absolute and irrevocable assignments by the Mortgagor to the Mortgagee and, subject to the license to the Mortgagor under
          Section 5.07(b), the Mortgagee or a Receiver appointed pursuant to Section 5.02(a)(iv) (whichever is the Person exercising the rights under this Section) shall have the absolute, immediate and continuing right to collect and receive all Rents now or hereafter, including during any period of redemption, accruing with respect to the Property. At the request of the Mortgagee or such Receiver, the Mortgagor shall promptly execute, acknowledge, deliver, record, register and file any additional general assignment of the Leases or specific assignment of any Lease which the Mortgagee or such Receiver may require from time to time (all in form and substance satisfactory to the Mortgagee or such Receiver) to effectuate, complete, perfect, continue or preserve the assignments of the Leases and the Rents under Granting Clauses VI and VII.

                  (b) The Mortgagor shall have a license granted hereby to collect and receive all Rents and apply the same subject to the provisions of the Financing Documents, such license to be terminable by the Mortgagee as provided in Section 5.07(c).

                  (c) Upon being instructed to do so in an Enforcement Notice, the Mortgagee or a Receiver appointed pursuant to Section 5.02(a)(iv) (whichever is the Person exercising the rights under this Section) shall have the right to terminate the license granted under Section 5.07(b) by notice to the Mortgagor and to exercise the rights and remedies provided under Section 5.07(a), under Sections 5.02(a)(v) and (vi) or under applicable law. Upon demand by the Person exercising the rights under this Section, the Mortgagor shall promptly pay to such Person all security deposits under the Leases and all Rents allocable to any period after such demand. Subject to Sections 5.02(a)(v) and (vi) and any applicable requirement of law, any Rents received hereunder by such Receiver shall be promptly paid to the Mortgagee, and any Rents received hereunder by the Mortgagee shall be deposited in the Collateral Account, to be held, applied and disbursed as provided in the Borrower Security Agreement, provided that, subject to Sections 5.02(a)(v) and (vi) and any applicable requirement of law, any security deposits actually received by such Receiver shall be promptly paid to the Mortgagee, and any security deposits actually received by the Mortgagee shall be held, applied and disbursed as provided in the applicable Leases and applicable law.

                  (d) Nothing herein shall be construed to be an assumption by the Person exercising the rights under this Section, or otherwise to make such Person liable for the performance, of any of the obligations of the Mortgagor under the Leases, provided that such Person shall be accountable as provided in Section 5.07(c) for any Rents or security deposits actually received by such Person.

                  SECTION 5.08. Dealing With the Mortgaged Property. Subject to Section 7.02, the Mortgagee shall have the right to release any portion of the Mortgaged Property to or at the request of the Mortgagor, for such consideration as the Mortgagee may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the Lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, or the position of any guarantor, endorser, co-maker or other obligor of the Secured

          Obligations, except to the extent that the Secured Obligations shall have been reduced by any actual monetary consideration received for such release and applied to the Secured Obligations, and may accept by assignment, pledge or otherwise any other property in place thereof as the Mortgagee may require without being accountable therefor to any other lienholder.

                  SECTION 5.09. Right of Entry. The Mortgagee and the representatives of the Mortgagee shall have the right, upon being instructed to do so by the Required Banks (i) without notice, if any Enforcement Notice is in effect (ii) with simultaneous notice, if any payment or performance is necessary in the opinion of the Mortgagee to preserve the Mortgagee's rights under this Mortgage or with respect to the Mortgaged Property, or
          (iii) after reasonable notice, in all other cases, to enter upon the Property at reasonable times, and with reasonable frequency, to inspect the Mortgaged Property or, subject to the provisions hereof, to exercise any right, power or remedy of the Mortgagee hereunder, provided that any Person so entering the Property shall not unreasonably interfere with the ordinary conduct of the Mortgagor's business, and provided further that no such entry on the Property, for the purpose of performing obligations under
          Section 5.10 or for any other purpose, shall be construed to be
          (x) possession of the Property by such Person or to constitute such Person as a mortgagee in possession, unless such Person exercises its right to take possession of the Property under
          Section 5.02(a)(v), or (y) a cure of any Default or waiver of any Default or Secured Obligation. The cost of any inspection pursuant to clause (iii) above shall be borne by the Mortgagee unless an Event of Default shall have occurred and be continuing at the time of such inspection, in which case the Mortgagor shall pay, or reimburse the Mortgagee for, such cost.

                  SECTION 5.10. Right to Perform Obligations. If the Mortgagor fails to pay or perform any obligation of the Mortgagor hereunder, the Mortgagee and the representatives of the Mortgagee shall have the right, upon being instructed to do so by the Required Banks at any time, to pay or perform such obligation
          (i) without notice, if any Enforcement Notice is in effect, (ii) with simultaneous notice, if such payment or performance is necessary in the opinion of the Mortgagee to preserve the Mortgagee's rights under this Mortgage or with respect to the Mortgaged Property or (iii) after notice given reasonably in advance to allow the Mortgagor an opportunity to pay or perform such obligation, provided that the Mortgagor is not contesting payment or performance in accordance with the terms hereof and further provided that no such payment or performance shall be construed to be a cure of any Default or waiver of any Default or Secured Obligation. The Mortgagor shall reimburse the Mortgagee on demand for the reasonable costs of performing any such obligations and any amounts not paid on demand shall bear interest, payable on demand, for each day until paid at the Post-Default Rate for such day.

                  SECTION 5.11. Concerning the Mortgagee. (a) The provisions of Section 7.10 of the Credit Agreement shall inure to the benefit of the Mortgagee in respect of this Mortgage and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Mortgagee therein set forth:

                  (i) The Mortgagee is authorized to take all such action as is provided to be taken by it as Mortgagee hereunder and all other action incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Mortgaged Property) the Mortgagee shall act or refrain from acting in accordance with written instructions from the Required Secured Parties or, in the absence of such instructions, in accordance with its discretion.

                  (ii) The Mortgagee shall not be responsible for the existence, genuineness or value of any of the Mortgaged Property or for the validity, perfection, priority or enforceability of the Lien of this Mortgage on any of the Mortgaged Property, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Mortgagee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Mortgage by the Mortgagor.

                  (b) At any time or times, in order to comply with any legal requirement in any jurisdiction, the Mortgagee may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Mortgagee, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Mortgagee, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Section 5.11). References to the Mortgagee in
          Section 5.12 shall be deemed to include any co-agent or separate agent appointed pursuant to this Section 5.11.

                  Section 5.12. Expenses. The Mortgagor agrees that it will forthwith on demand pay to the Mortgagee (i) the amount of any taxes which the Mortgagee may have been required to pay by reason of the Lien of this Mortgage or to free any of the Mortgaged Property from any Lien thereon (other than Permitted Liens), (ii) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Mortgagee may incur in connection with preserving the value of the Mortgaged Property and the validity, perfection, rank and value of the Lien of this Mortgage and (iii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Mortgagee may incur in connection with the collection, sale or other disposition of any of the Mortgaged Property.

                                      ARTICLE VI

                        SECURITY AGREEMENT AND FIXTURE FILING

                  SECTION 6.01. Security Agreement. To the extent that the Mortgaged Property constitutes or includes tangible or intangible personal property, including goods or items of personal property which are or are to become fixtures under applicable law, the Mortgagor hereby grants a security interest therein and this Mortgage shall also be construed as a pledge and a security agreement under the Local UCC; and, upon being instructed to do so in an Enforcement Notice, the Mortgagee shall be entitled to exercise with respect to such tangible or intangible personal property all remedies available under the Local UCC and all other remedies available under applicable law. Without limiting the foregoing, any personal property may, at the Mortgagee's option and, except as otherwise required by applicable law, without the giving of notice, (i) be sold hereunder, (ii) be sold pursuant to the Local UCC or (iii) be dealt with by the Mortgagee in any other manner permitted under applicable law. The Mortgagee may require the Mortgagor to assemble the personal property and make it available to the Mortgagee at a place to be designated by the Mortgagee. At any time and from time to time while an Enforcement Notice directing it to do so is in effect, the Mortgagee shall be the attorney-in-fact of the Mortgagor with respect to any and all matters pertaining to the personal property with full power and authority to give instructions with respect to the collection and remittance of payments, to endorse checks, to enforce the rights and remedies of the Mortgagor and to execute on behalf of the Mortgagor and in Mortgagor's name any instruction, agreement or other writing required therefor. The Mortgagor acknowledges and agrees that a disposition of the personal property in accordance with the Mortgagee's rights and remedies in respect to the Property as heretofore provided is a commercially reasonable disposition thereof. Notwithstanding the foregoing, to the extent that the Mortgaged Property includes personal property covered by the Borrower Security Agreement the provisions of the Borrower Security Agreement shall govern with respect to such personal property.

                  SECTION 6.02. Fixture Filing. To the extent that the Mortgaged Property includes goods or items of personal property which are or are to become fixtures under applicable law, and to the extent permitted under applicable law, the filing of this Mortgage in the real estate records of the county in which the Mortgaged Property is located shall also operate from the time of filing as a fixture filing with respect to such Mortgaged Property, and the following information is applicable for the purpose of such fixture filing, to wit:

                  (a)  Name and Address of the debtor:

                       First Healthcare Corporation
                       1148 Broadway Plaza
                       Tacoma, Washington  98402
                       Attn:  General Counsel

                  (b)  Name and Address of the secured party:

                       J.P. Morgan Delaware,
                         as Collateral Agent
                       902 Market Street
                       Wilmington, Delaware  19801

                  (c) This document covers goods or items of personal property which are or are to become fixtures upon the Property.

                  (d) The name of the record owner of the real estate on which such fixtures are or are to be located is First Healthcare Corporation.

                                     ARTICLE VII

                                    MISCELLANEOUS

                  SECTION 7.01. Future Advances. The Secured Obligations secured by this Mortgage include Revolver Loans made and Reimbursement Obligations relating to Letters of Credit issued or extended under the Credit Agreement in the maximum principal or face amount of $185,000,000 which are advanced, paid and readvanced from time to time. Notwithstanding the amount outstanding at any particular time, this Mortgage secures the total amount of Secured Obligations. The unpaid balance of the Revolver Loans and the unpaid balance of the Reimbursement Obligations may at certain times be, or be reduced to, zero. A zero balance, by itself, does not affect any Bank's or LC Issuing Bank's obligation to issue or extend Letters of Credit or to make payments upon draws under Letters of Credit, or any Bank's obligation to advance Revolver Loans, all of which are obligatory subject to the conditions stated in the Credit Agreement. Each of the interest of the Mortgagee hereunder and the priority of the Lien of this Mortgage will remain in full force and effect with respect to all of the Secured Obligations notwithstanding such a zero balance of the Revolver Loans or the Reimbursement Obligations, and the Lien of this Mortgage will not be extinguished until this Mortgage has been terminated pursuant to
          Section 7.02(a).

                  SECTION 7.02. Release of Mortgaged Property. (a) This Mortgage shall cease, terminate and thereafter be of no further force or effect (except as provided in Section 4.03) upon payment in full of all Secured Obligations, the expiration of all Letters of Credit issued under the Credit Agreement, the termination of all Commitments under the Credit Agreement and the termination of all Secured Hedging Agreements.

                  (b) The Mortgagee shall release the Mortgaged Property from the Lien of this Mortgage in connection with a substitution of an Additional Property permitted under Section 10.08 of the Credit Agreement or as required under Section 3.04(c) hereof.

                  (c) Any termination or release under this Section 7.02 shall be at the Mortgagor's request and expense and either in the statutory form or in a form reasonably satisfactory to the Mortgagee.

                  SECTION 7.03. Notices. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with Section 10.01 of the Credit Agreement at the address specified beneath the intended recipient's name on the signature pages thereof, or at such other address as shall be designated by such party in a Notice to the Mortgagor and the Mortgagee in accordance with such Section 10.01 of the Credit Agreement.

                  SECTION 7.04. Amendments in Writing. No provision of this Mortgage shall be modified, waived or terminated, and no consent to any departure by the Mortgagor from any provision of this Mortgage shall be effective, unless the same shall be by an instrument in writing, signed by the Mortgagor and the Mortgagee in accordance with Section 10.05(b) of the Credit Agreement. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 7.05. Severability. All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate applicable law, and all the provisions of this Mortgage are intended to be subject to all mandatory provisions of applicable law and to be limited to the extent necessary so that they will not render this Mortgage illegal, invalid, unenforceable or not entitled to be recorded, registered or filed under applicable law. If any provision of this Mortgage or the application thereof to any Person or circumstance shall, to any extent, be illegal, invalid or unenforceable, or cause this Mortgage not to be entitled to be recorded, registered or filed, the remaining provisions of this Mortgage or the application of such provision to other Persons or circumstances shall not be affected thereby, and each provision of this Mortgage shall be valid and be enforced to the fullest extent permitted under applicable law.

                  SECTION 7.06. Binding Effect. (a) The provisions of this Mortgage shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  (b) To the fullest extent permitted under applicable law, the provisions of this Mortgage binding upon the Mortgagor shall be deemed to be covenants which run with the land.

                  (c) Nothing in this Section shall be construed to permit the Mortgagor to Transfer or grant a Lien upon the Mortgaged Property contrary to the provisions of the Credit Agreement.

                  SECTION 7.07. GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

                  IN WITNESS WHEREOF, the Mortgagor has executed and delivered this Mortgage as of the day first set forth above.



                                             FIRST HEALTHCARE CORPORATION


                   [Seal]

                                             By:_______________________
                                                Name:
                                                Title:

                          [Add State form of acknowledgment]

                                                                  EXHIBIT A


                               Description of the Land

                                                                  EXHIBIT H

                       FORM OF FINANCIAL OFFICER'S CERTIFICATE


                              THE HILLHAVEN CORPORATION
                                OFFICER'S CERTIFICATE


          This certificate is being furnished pursuant to Sections 5.01[(a)/(b)] and (d) of the Credit Agreement dated as of September 1, 1993 (the "Credit Agreement") among First Healthcare Corporation, as Borrower, The Hillhaven Corporation, as Guarantor, the Banks referred to therein, the LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent. Terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

          The undersigned hereby certifies that he is the Vice President and Treasurer of the Borrower and the Guarantor. The undersigned further certifies that, to the best of his knowledge:

          1. The enclosed consolidated financial statements of the Guarantor, the Borrower and Medisave, at and for the [Fiscal Year ended May 31, 1993], present fairly and in a consistent manner the financial condition, results of operations and cash flows of each such entity at such date and for such period in conformity with generally accepted accounting principles. The enclosed balance sheets of Northwest Health Care, Pasatiempo Development and Hillhaven Properties, Ltd. at [May 31, 1993] present fairly and in a consistent manner the financial condition of each such entity at such date.

          2. As of the date of the enclosed financial statements, the Obligors were in compliance with the requirements of Sections 5.11 through 5.16, inclusive, of the Credit Agreement, as shown on the attached Exhibit ___.

          3. As of the date of the enclosed financial statements, the Obligors were in compliance with the requirements of Sections 5.22 through 5.25, inclusive, of the Credit Agreement, as shown on the attached Exhibit ___.

          4.      No Default exists as of the date hereof.

          5. Since the date of the financial statements previously delivered to the Banks under Section 5.01(a) or 5.01(b) of the Credit Agreement, no event has occurred or condition arisen which has had a Material Adverse Effect and which is not reflected in the financial statements being delivered herewith.

          6. No change in the generally accepted accounting principles applied in preparing the enclosed financial statements has been made from those applied in preparing the most recent audited financial statements previously delivered which is material to the enclosed financial statements.

          The information provided herein is given as of the date hereof.

                                      THE HILLHAVEN CORPORATION




                                      Robert K. Schneider
                                      Vice President and
                                        Treasurer


                                      Dated:

                                           [FOR ILLUSTRATION PURPOSES ONLY]

                  FINANCIAL COVENANT RATIOS
                  (Dollars in Thousands)
                  May 31, 1993

                  FIXED CHARGE COVERAGE [Sec. 5.22]
                  Consolidated Net Income                      39,079
                  Less: Gains on sale of assets
                  (net of tax)                                 (2,454)
                  Adjusted Consolidated Net Income             36,625
                  Plus: Consolidated Interest Expense          55,560
                  Plus: Income tax expense                     (7,217)
                  Plus: Depreciation & amortization            49,326
                  Plus: Non-cash compensation                   3,443
                  Plus: Consolidated Rental Expense            46,261
                  Plus: NME Guarantee Fees                      9,637
                  Less: Interest income                        (1,596)
                  Consolidated EBITDARG                       192,039


                  Consolidated Interest Expense                55,560
                  Consolidated Rental Expense                  46,261
                  NME Guarantee Fees                            9,637

                  Total interest, rent, guarantee fees        111,458

                  Fixed Charge Coverage                        1.7230

                  Minimum allowable Fixed Charge Coverage      1.6000


                  CASH FLOW COVERAGE [Sec. 5.23]

                  Adjusted Consolidated Net Income             36,625
                  Plus: Depreciation & amortization            49,326
                  Plus: Non-cash compensation                   3,443
                  Plus (minus): Incr.(Decr.) in def.inc.
                     tax liab.                                (12,631)
                  Consolidated Operating Cash Flow             76,763

                  Current portion of lt debt                   18,835
                  Non-current lt debt                         818,248
                  Contingent liabilities                       39,761
                  Consolidated Debt for Borrowed
                    Money                                     876,844

                  Cash Flow Ratio                              0.0875

                  Minimum Cash Flow Ratio allowable             0.100

                                           [FOR ILLUSTRATION PURPOSES ONLY]

                  FINANCIAL COVENANT RATIOS

                  May 31, 1993

                  LEVERAGE RATIO [Sec. 5.24]

                  Consolidated Debt for Borrowed Money         876,844

                  Consolidated stockholder's equity            180,226
                  Less: Consolidated Intangible Assets         (20,305)
                  Consolidated Tangible Net Worth              159,921

                  Leverage Ratio                                5.4830

                  Maximum Leverage Ratio allowable              2.7500


                  MINIMUM CONSOLIDATED TANGIBLE NET WORTH [Sec. 5.25]


                  Base per agreement                           230,000
                  Prior cumulative compliance level
                    adjustment                                       0
                  Plus: 75% of qtr. net income > $0.00               0
                  Less: 85% of Equity Security issues                0
                  Cumulative compliance level
                    adjustment                                       0

                  Minimum Compliance Level                     230,000

                  Consolidated Tangible Net Worth              159,921

                                                                  EXHIBIT I

                  [Amendment No. 4 Effective Date]


          To the Banks, the LC Issuing
            Banks and the Agents
            referred to below
          c/o Morgan Guaranty Trust Company
                of New York, as Agent
              60 Wall Street
              New York, New York  10260

          Ladies and Gentlemen:

                  I am the General Counsel of First Healthcare Corporation, a Delaware corporation (the "Borrower"), and of The Hillhaven Corporation, a Nevada corporation (the "Guarantor" and, together with the Borrower, the "Obligors"), and have acted as such in connection with Amendment No. 4 dated as of October 28, 1994 ("Amendment No. 4") to the Credit Agreement dated as of September 1, 1993 among the Borrower, the Guarantor, the Banks referred to therein, the LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent (as amended by amendments dated as of October 12, 1993, December 30, 1993 and May 27, 1994 and by Amendment No. 4, the "Amended Credit Agreement"). This opinion is being rendered to you pursuant to Section 3.03(f) of Amendment No. 4. Unless otherwise defined herein, terms defined in the Amended Credit Agreement are used herein as defined therein.

                  I have examined originals or copies, certified or otherwise identified to my satisfaction, of Amendment No. 4, the Amended Credit Agreement and the Notes issued thereunder and such other documents, corporate records, certificates of public officials and other instruments, and have conducted such other investigations of fact and law, as I have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, I am of the opinion that:

                  1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

                  2. Each Obligor (i) has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as proposed to be conducted and (ii) is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or obtain such licenses and approvals would have a Material Adverse Effect.

                  3. The execution and delivery by each Obligor of Amendment No. 4 and the performance by such Obligor of its obligations under the Amended Credit Agreement (i) are within the corporate power of such Obligor, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official (except such actions or filings as have been taken or made prior to the Amendment No. 4 Effective Date and are in full force and effect on the Amendment No. 4 Effective Date), (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Charter Documents of such Obligor or any of its Subsidiaries or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Obligor or any of its Subsidiaries and (v) do not result in or require the imposition of any Lien (other than the Liens created by the Collateral Documents) on any asset of such Obligor or any of its Subsidiaries.

                  4. The Amended Credit Agreement constitutes a valid and binding agreement of each Obligor, and the Notes constitute valid and binding obligations of the Borrower.

                  5. There is no action, suit or proceeding pending against, or to my knowledge threatened against or affecting, the Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official (i) in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or (ii) which in any manner questions the validity of Amendment No. 4 or the Amended Credit Agreement.

                  6. Insofar as the Uniform Commercial Code of the State of Washington (the "Washington UCC") is applicable thereto, the security interests in the Collateral referred to in each of the Borrower Security Agreement and the Guarantor Pledge Agreement (collectively, the "Security Documents") validly secure the payment of all future Loans made by the Banks to the Borrower and all future Letters of Credit issued by the LC Issuing Banks for the account of the Borrower, whether or not at the time such Loans are made or such Letters of Credit are issued an Event of Default or other event has relieved or may relieve the Banks or the LC Issuing Banks from their obligations to make such Loans or to issue such Letters of Credit.

                  7. The Obligors' obligations with respect to the additional Term Loans to be made pursuant to the Amended Credit Agreement after the Amendment No. 4 Effective Date are included in the definition of "Secured Obligations" in each Security Document and each Mortgage, and no filing or recording of any document or instrument (other than filings already made and the filing of continuation statements) or other action is or will be required under the Washington UCC to perfect and to maintain the perfection of the security interests in the Collateral referred to in each Security Document and each Mortgage securing such Secured Obligations to the extent that the Washington UCC governs the perfection and the effect of perfection or non-perfection of such security interests, except that (A) the continuation of such perfected security interests is limited to the extent set forth in RCW 62A.9-103(3)(e) and RCW 62A.9-306 of the Washington UCC and (B) I express no opinion as the priority of such perfected security interests.

                  I express no opinion as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or the conclusions expressed with respect thereto.

                  The opinions expressed in paragraph 4 above are subject to the following qualifications:

                  (i) the enforceability of the Amended Credit Agreement and the Notes may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and

                 (ii) insofar as provisions contained in the Amended Credit Agreement provide for indemnification, the enforcement thereof may be limited by public policy considerations.

                  With respect to the opinions expressed in paragraphs 4, 6 and 7 above, I point out that the Amended Credit Agreement, the Notes, the Borrower Security Agreement and the Guarantor Pledge Agreement (the "New York Law Documents") contain provisions stating that such documents are governed by and are to be construed in accordance with the laws of the State of New York (except, in the case of the Security Documents, as otherwise required by mandatory provisions of law). I am of the opinion that a Washington state court or a United States federal court sitting in Washington would give effect to the provisions in the New York Law Documents providing for New York law to govern the New York Law Documents (except as aforesaid), and I have no reason to believe that any such court would refuse to enforce any of the provisions thereof for public policy reasons or otherwise. If the New York Law Documents were governed by the laws of the State of Washington, I would give the same opinions expressed in paragraphs 4, 6 and 7 above with respect thereto under Washington law.

                  I am a member of the bar of the State of California and, except as stated below, the opinions expressed above are limited to the laws of the State of Washington and the Federal laws of the United States of America. I have made no examination of the effects of the laws of any other jurisdiction upon the issues covered by such opinions, except that insofar as the foregoing opinions relate to matters of Delaware or Nevada law, I have reviewed the relevant provisions of the Delaware General Corporation Law and the Nevada Private Corporation Law and have satisfied myself with respect thereto to the extent necessary to express such opinions. Insofar as the foregoing opinions relate to matters of Washington law, I have relied upon the opinion of even date herewith of Brian Rodan, a Senior Associate Counsel of the Borrower and the Guarantor, a copy of which is attached hereto.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without my prior written consent.
                                                      Very truly yours,

                                                                  EXHIBIT J

                       FORM OF OPINION OF DAVIS POLK & WARDWELL

                  [Amendment No. 4 Effective Date]


          To the Banks, the LC Issuing
            Banks and the Agents
            referred to below
          c/o Morgan Guaranty Trust Company
                of New York, as Agent
              60 Wall Street
              New York, New York  10260

          Ladies and Gentlemen:

                    We have participated in the preparation of Amendment No. 4 dated as of October 28, 1994 ("Amendment No. 4") to the Credit Agreement dated as of September 1, 1993 among First Healthcare Corporation, a Delaware corporation (the "Borrower"), The Hillhaven Corporation, a Nevada corporation (the "Guarantor" and, together with the Borrower, the "Obligors"), the Banks referred to therein, the LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Agent, Chemical Bank, as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent (as amended by amendments dated as of October 12, 1993, December 30, 1993 and May 27, 1994 and by Amendment No. 4, the "Amended Credit Agreement").

                  We have acted as special counsel for the Agent and the Administrative Agent for the purpose of rendering this opinion pursuant to Section 3.03(g) of Amendment No. 4. Unless otherwise defined herein, terms defined in the Amended Credit Agreement are used herein as defined therein.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of Amendment No. 4, the Amended Credit Agreement and such other documents, corporate records, certificates of public officials and other instruments, and have conducted such other investigations of fact and law, as we have deemed necessary or advisable for purposes of this opinion.

                  In expressing the opinions below, we have assumed, without independent investigation, that each of the Obligors has all corporate powers required for, and has duly authorized by all requisite corporate action, the execution and delivery of Amendment No. 4 and the Notes and the performance of its obligations under the Amended Credit Agreement and the Notes. We note that these topics are addressed in the opinion of Richard P. Adcock, General Counsel of the Borrower and the Guarantor, dated the date hereof and delivered to you today.

                  Upon the basis of the foregoing and subject to the qualifications set forth below, we are of the opinion that:

                  1. The Amended Credit Agreement constitutes a valid and binding agreement of each Obligor, and the Notes delivered on the Closing Date constitute valid and binding obligations of the Borrower.

                  2. The Obligors' obligations with respect to the additional Term Loans to be made pursuant to the Amended Credit Agreement after the Amendment No. 4 Effective Date are included in the definition of "Secured Obligations" in the Borrower Security Agreement and the Guarantor Pledge Agreement, and no filing or recording of any document or instrument or other action is or will be required under New York law to cause such obligations to be Secured Obligations for purposes of the Borrower Security Agreement and the Guarantor Pledge Agreement.

                  3. No New York governmental registration, recordation or filing by the Borrower or the Guarantor is required in connection with the execution or delivery of Amendment No. 4 or is necessary for the validity or enforceability of the Amended Credit Agreement.

                  We express no opinion as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or the conclusions expressed with respect thereto.

                  The opinions expressed in paragraph 1 above are subject to the following qualifications:

                  (i) the enforceability of the Amended Credit Agreement and the Notes may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and

                 (ii) we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Bank may be located or wherein enforcement of the Amended Credit Agreement or the Notes issued thereunder may be sought which limits the rates of interest legally chargeable or collectable.

                  We are members of the bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the Federal laws of the United States of America.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                                      Very truly yours,